UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1. Reports to Stockholders.

MML Series
Investment Fund II

Annual Report

MML Inflation-Protected Bond Fund

MML Enhanced Index Core Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

This annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2007

| insure | invest | retire |

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Inflation-Protected Bond Fund	18

MML Enhanced Index Core Equity Fund	21

MML Small Cap Equity Fund	26

MML Small Company Opportunities Fund	38

Statement of Assets and Liabilities	42

Statement of Operations	43

Statement of Changes in Net Assets	44

Financial Highlights	46

Notes to Financial Statements	48

Report of Independent Registered Public Accounting Firm	58

Trustees and Officers (Unaudited)	59

Federal Tax Information (Unaudited)	63

Other Information (Unaudited)	64

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks, charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

To Our Shareholders

Richard J. Byrne

Given the numerous challenges the market presented to investors in 2007, we believe current market conditions emphasize the critical nature of maintaining a disciplined focus on a long-term investment strategy. Financial professionals recommend that investment strategies align with an individual's risk tolerance, financial goals and time horizon—employing diversification based on these factors. It is extremely difficult to predict future market conditions, so developing and maintaining an appropriate investment strategy is key during periods of market volatility.

December 31, 2007

2007's challenging environment

Equities and fixed-income investments both advanced in 2007, although stocks in the U.S. stumbled in the last few months of the year. For the 12-month period ended December 31, 2007, the Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, returned 6.43% and the S&P 500® Index, a measure of U.S. large-cap stock performance, gained 5.49%. The leader in the U.S. equity markets was the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which advanced 9.81%. In foreign developed equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperformed most of its U.S. counterparts with its 11.17% return. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, advanced 6.97%.*

Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow declined slightly; conversely, the S&P 500 Index and the NASDAQ each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks—helping drive the strong performance of the MSCI EAFE Index. Investor concerns about the weak housing market and subprime lender problems caused higher-quality bond prices to rally and yields to ease. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall—and vice versa. In this environment, the Lehman Brothers Aggregate Bond Index posted a positive return for the first quarter of 2007.

Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. Performance was mixed among fixed-income categories, but investors favored shorter-term bonds.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate—the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis—by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers Aggregate Bond Index advance for the quarter.

The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter. In this environment, higher-quality bonds performed well amid growing concerns about a slowing economy and even a

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

possible recession in the United States. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

A look back at 2007 as we head into 2008

Above all, 2007 was a year in which the subprime mortgage situation developed from a concern into a full-blown crisis. There had been speculation for some time that many subprime mortgages, with their low teaser interest rates scheduled to reset at much higher levels, were a potential threat to borrowers and, by extension, those who invested in securities backed by those loans. The dangers of subprime borrowing didn't seem to grab investors' attention, however, until the situation got bad enough to damage the earnings of some of Wall Street's largest and strongest blue-chip financial companies—such as Bear Stearns, Citigroup, Merrill Lynch, Morgan Stanley and Wachovia. Fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October 2007 to a 6.1% drop as of December 31, 2007, mainly due to the deteriorating environment in the financial sector. This movement represented the largest quarterly shift since 1999, according to Reuters Estimates.

Outlook

While the fourth-quarter earnings outlook was scaled back considerably, consensus estimates for 2008 remained upbeat, particularly for the second half of the year. Those forecasts assume that the economy will avoid a recession, in part because of an accommodative Fed. While the Fed has demonstrated its willingness to lower interest rates in order to head off a recession, inflationary pressures could limit the central bank's choices going forward. We are cautious, but the truth is that we cannot predict when recessions will occur. It is also true that stocks can perform well during a slowdown as long as economic activity doesn't decelerate too much. Given the difficulty of predicting future market conditions, you may want to consider consulting your financial representative. He or she can work with you to develop a course of action that will help you stay invested for the long term, according to a plan that fits your risk tolerance, time horizon and financial objectives.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Inflation-Protected Bond Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:

•  at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, instrumentalities, or government-sponsored enterprises and corporations; and

•  up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

  The Fund's sub-adviser is Babson Capital Management LLC (Babson).

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 7.51%, lagging the 11.64% return of the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?  Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index (CPI) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?  Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. During the second quarter of 2007, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, the level of interest rates was adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news, as most U.S. large-cap indexes rose more than 5%. Regarding yield levels, investors reassessed their expectations for monetary policy. Coming into the second quarter, about a 0.50% easing by the Federal Reserve ("Fed") had been priced into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued.

  What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of the year. Some aggressively leveraged investors experienced losses resulting from writedowns – the reduction of the book value of an asset because it is overvalued compared to the market value – forced margin-related selling, resulting in a number of high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June, also raised the specter of potential negative scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks brought short-term interest rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Fed abruptly reversed its bias during the third quarter, cutting interest rates more aggressively than expected. The subprime mortgage crisis refused to go away in the fourth quarter of 2007, as many investors hoped it would. What became clear was that the extent of the immediate damage to the global financial system was more severe than initial estimates, and the collateral damage to real economic activity would also be larger than earlier estimates.

3

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

What factors contributed to the Fund's performance?  The Fed held two meetings during the first quarter of 2007 – at each one they left rates unchanged. During the first three months of the year, the Fund was hurt as corporate inflation-protected securities ("CIPS") fell out of favor after performing extremely well in the fourth quarter of 2006. Given the uninspiring valuations across virtually all fixed-income sectors, Fund management worked to improve the credit quality of the portfolio – especially since market conditions allowed that action could be taken at minimal cost to investors. In the second quarter of 2007, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities that are supported by subprime mortgages. Finally, in both its May and June meetings, the Fed held rates steady, which confirmed investors' fears that the Federal Open Market Committee would not ease interest rates any time soon. During the second quarter, the performance of CIPS was very similar to that of Treasury inflation-protected securities ("TIPS") – which resulted in returns for the period that mimicked the results of the benchmark Lehman U.S. Treasury Inflation Note Index.

  In both the third and fourth quarters of 2007, CIPS' performance was negative, as bonds continued to suffer. Fund management, however, was able to leverage the opportunity to make numerous CIPS purchases at attractive prices.

What is your outlook?  Despite wider spreads in the bond market (i.e., more attractive valuations), we remain cautious on longer-maturity and lower-quality corporate bonds, awaiting better clarity on the economic outlook. Triple-A mortgages, in residential and commercial markets, offer better risk-adjusted returns, especially in select non-agency names, pending careful credit analysis. Trades that take advantage of the steepening yield curve seem appropriate, as monetary policy is expected to become increasingly accommodative. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Heightened volatility requires careful attention to portfolio risk monitoring. At the same time, recent market events have presented us with numerous opportunities and we are positioning the portfolio accordingly.

4

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

MML Inflation-Protected Bond Fund

Quality Structure

(% of Net Assets) on 12/31/07

U.S. Governments, Aaa/AAA	78.7%
Aa/AA	12.1%
A	8.0%
Baa/BBB	2.3%
Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected Bond Fund and the Lehman U.S. Treasury Inflation Note Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 8/30/02 - 12/31/07
MML Inflation-Protected Bond Fund	7.51%	4.63%	4.94%
Lehman U.S. Treasury Inflation Note Index	11.64%	6.27%	6.50%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

5

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Enhanced Index Core Equity Fund – and who is the Fund's sub-adviser?  The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the S&P 500 Index. The Fund's sub-adviser is Babson Capital Management LLC (Babson).

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 4.43%, trailing the 5.49% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply. During the second quarter of 2007, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, the level of interest rates was adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news, as most U.S. large-cap indexes rose more than 5%.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgages crisis. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers® Aggregate Bond Index advance for the quarter. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. The Federal Reserve's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates), however, failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. In this environment, higher-quality bonds performed well amid growing concerns about the U.S. economy. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

What factors contributed to the Fund's performance?  In the first quarter of 2007, the value model did particularly poorly, but the growth model did well, and the core model was only down a few percentage points. This disparity in performance was attributed to the poor performance of the Fund's models in the financials sector in the first quarter and its relatively large weight in the value universe. The financials sector was hurt by news of continuing deterioration of the subprime mortgage market and defaults associated with that decline. In the second quarter of 2007, our core and value models underperformed due to the poor results of value factors. Two of the best-performing factors for the quarter were momentum and estimate revision. These factors generally do well in periods during which the market moves significantly higher. Most factors favoring stocks with prudent capital use, such as dividend yield and share buy-back, did poorly in the second quarter.

  In the third quarter of 2007, the Fund lagged the benchmark S&P 500 Index. Although our research had been emphasizing growth strategies, and we had added more growth-oriented factors to the model over the prior 12-month period, the model was slow to respond to the shift away from value and our relative returns suffered accordingly. Favorable results, however, emerged in December, when the Fund experienced its largest single-month gain (relative to the S&P 500 Index) for the year. We firmly believe that our adherence to our discipline put us in a position for a recovery in the fourth quarter.

6

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

  In addition, we performed our research early on growth factors that had the potential to work well in the quarter's challenging environment so that the models had viable alternatives when valuation factors began to fail.

What is your outlook?
   The value components of our models hampered performance in 2007, whereas the growth components did very well. We expect this trend to continue into the distant future for several reasons. First, economic growth has slowed; growth factors tend to do better in this environment, as investors pay a premium for growth. Also, growth stocks have a free cash flow yield of almost 5%, exceeding what is being offered to value investors. Finally, leverage is shunned in a slow-growth environment; value stocks have much more leverage and fixed costs that they are burdened with during times of slowdown. We feel that 2008 will prove to be an interesting year in the equity markets, but will continue to maintain our disciplined approach to investing in an effort to help the Fund weather any storms that arise.

7

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund Industry Table (% of Net Assets) on 12/31/07

Oil & Gas	10.9%
Pharmaceuticals	6.4%
Computers	5.8%
Insurance	5.4%
Telecommunications	5.3%
Diversified Financial	5.1%
Software	4.7%
Manufacturing	4.6%
Banks	4.5%
Retail	4.3%
Aerospace & Defense	3.9%
Semiconductors	3.5%
Electric	3.4%
Internet	2.6%
Health Care — Products	2.5%
Media	2.3%
Chemicals	2.3%
Beverages	2.2%
Agriculture	2.2%
Cosmetics & Personal Care	2.1%
Transportation	1.6%
Foods	1.5%
Health Care — Services	1.5%

Oil & Gas Services	1.5%
Commercial Services	0.9%
Mining	0.9%
Electrical Components & Equipment	0.7%
Biotechnology	0.7%
Electronics	0.6%
Machinery — Diversified	0.5%
Real Estate Investment Trusts (REITS)	0.4%
Household Products	0.4%
Apparel	0.4%
Iron & Steel	0.3%
Machinery — Construction & Mining	0.3%
Pipelines	0.3%
Auto Manufacturers	0.3%
Automotive & Parts	0.3%
Engineering & Construction	0.3%
Gas	0.3%
Forest Products & Paper	0.3%
Environmental Controls	0.3%
Advertising	0.2%

Office Equipment/Supplies	0.2%
Hand & Machine Tools	0.2%
Metal Fabricate & Hardware	0.1%
Home Builders	0.1%
Distribution & Wholesale	0.1%
Leisure Time	0.1%
Investment Companies	0.1%
Building Materials	0.1%
Savings & Loans	0.1%
Packaging & Containers	0.1%
Housewares	0.1%
Lodging	0.1%
Toys, Games & Hobbies	0.1%
Home Furnishing	0.0%
Holding Company — Diversified	0.0%
Real Estate	0.0%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
100.0%

MML Enhanced Index Core Equity Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Exxon Mobil Corp.	4.2%
Microsoft Corp.	2.4%
General Electric Co.	2.2%
AT&T, Inc.	2.0%
Altria Group, Inc.	2.0%
Pfizer, Inc.	1.9%
Apple, Inc.	1.8%
The Procter & Gamble Co.	1.8%
ConocoPhillips	1.8%
Intel Corp.	1.7%

8

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/01* - 12/31/07
MML Enhanced Index Core Equity Fund	4.43%	12.53%	4.15%
S&P 500 Index	5.49%	12.82%	4.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

9

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned -1.20%, outpacing the -1.56% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

What was the investment background during the period?  The first quarter of 2007 was anything but ordinary. The rally of the U.S. stock markets that started in July 2006 extended into the first month of the 2007, despite a rebound in the price of oil and dashed hopes that the Federal Reserve ("Fed") might start to lower rates in response to a slowing economy. During the last week of February, stock markets around the world shuddered as they gave up most of the gains of the prior few months in just a few days. In the first two weeks of March, U.S. equity markets continued their downward slide, as concerns mounted about mortgage delinquencies and the subprime market. In the end, however, the S&P 500® Index, which is representative of common stocks of larger-capitalized U.S. companies, advanced 1.12% for the month of March. The Fund's benchmark, the Russell 2000 Index, did nearly as well with its 1.07% gain. Domestic equities posted strong returns for the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The Federal Open Market Committee decided to hold the federal funds rate steady at 5.25% for the eighth consecutive meeting in June, as the yield on 10-year Treasury Notes reached a five-year high (5.30%) during the middle of the month.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?  Relative to the Russell 2000 Index ("the benchmark"), the Fund's positioning leaned toward value stocks of larger companies during the first quarter. The weighted median market capitalization for the Fund was $1.5 billion, compared to the benchmark's median of $1.2 billion. The Fund's trading in March increased the portfolio's weighting in financials and utilities and decreased its weighting in materials and information technology. At the end of the first quarter, the Fund held its largest overweight position, relative to the benchmark, in the materials sector, followed by consumer discretionary. The Fund held its largest underweight allocations in financials and health care. At the end of the second quarter of 2007, the Fund's largest overweight positions were in the consumer discretionary and materials sectors.

  In the context of the two major components of our quantitative approach, our top-down market capitalization model proved beneficial to performance during the third quarter of 2007. On the other hand, our bottom-up stock ranking models hampered the Fund's returns. The Fund's trading during this

10

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

time frame resulted in increased weightings in the technology sector and decreased weightings in the financials and utilities sectors. At quarter-end, the Fund's largest overweight positions were in technology, followed by materials. In the final three months of 2007, concerns about housing and the credit markets spilled over into general concerns about the state of the economy and muted returns, as investors' appetite for riskier stocks all but vanished. While the underweight position in the financials sector that was originally established in the third quarter proved positive, stock selection within that same sector detracted. Also hindering the Fund's results were its real estate-related and diversified financials holdings, along with an overweight position in airline-related stocks within the industrials sector.

What is your outlook?
   The Fund continues to be positioned with an active overweight position in larger-cap stocks within the small-cap universe. Statistical patterns – including momentum and long-term reversals, relative valuations and investors' risk tolerance, as measured by credit spreads – all point to the continued outperformance of larger issues versus their smaller counterparts. There has clearly been a regime change and we believe that our multi-factor, bottom-up stock selection models will help the Fund weather the uncertain times that may lie ahead.

11

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund Industry Table (% of Net Assets) on 12/31/07

Software	8.0%
Commercial Services	7.3%
Semiconductors	7.1%
Telecommunications	5.2%
Retail	5.2%
Computers	4.8%
Internet	4.7%
Electronics	4.3%
Insurance	3.8%
Pharmaceuticals	3.8%
Chemicals	3.2%
Health Care — Services	2.7%
Real Estate Investment Trusts (REITS)	2.6%
Manufacturing	2.0%
Machinery — Diversified	1.9%
Health Care — Products	1.8%
Diversified Financial	1.7%
Oil & Gas Services	1.6%
Iron & Steel	1.4%
Household Products	1.4%
Automotive & Parts	1.3%
Airlines	1.2%
Metal Fabricate & Hardware	1.2%
Coal	1.1%
Engineering & Construction	1.1%
Oil & Gas	1.0%
Mining	1.0%
Transportation	1.0%
Environmental Controls	1.0%
Home Builders	0.9%
Building Materials	0.9%
Electrical Components & Equipment	0.9%
Aerospace & Defense	0.9%
Media	0.8%
Office Furnishings	0.8%
Apparel	0.8%
Foods	0.7%
Biotechnology	0.7%
Leisure Time	0.7%
Gas	0.7%
Packaging & Containers	0.6%
Forest Products & Paper	0.6%
Hand & Machine Tools	0.5%
Agriculture	0.5%
Home Furnishing	0.5%
Electric	0.5%
Savings & Loans	0.4%
Toys, Games & Hobbies	0.3%
Banks	0.3%
Advertising	0.3%
Housewares	0.2%
Distribution & Wholesale	0.2%
Beverages	0.2%
Entertainment	0.2%
Machinery — Construction & Mining	0.1%
Textiles	0.1%
Lodging	0.1%
Cosmetics & Personal Care	0.1%
Industrial — Diversified	0.1%
Energy — Alternate Sources	0.1%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MML Small Cap Equity Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Rofin-Sinar Technologies, Inc.	0.4%
MGI Pharma, Inc.	0.4%
Varian, Inc.	0.4%
Alpha Natural Resources, Inc.	0.4%
Woodward Governor Co.	0.4%
Aeropostale, Inc.	0.4%
Graftech International Ltd.	0.4%
Tupperware Brands Corp.	0.4%
Tenet Healthcare Corp.	0.3%
Massey Energy Co.	0.3%

12

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 6/1/98 - 12/31/07
MML Small Cap Equity Fund	(1.20)%	10.73%	3.98%
Russell 2000 Index	(1.56)%	16.25%	6.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

13

MML Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MML Small Company Opportunities Fund – and who is the Fund's sub-adviser?  The Fund's investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser, OppenheimerFunds, Inc. (OFI), to be realistically valued.

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned -7.07%, trailing the -1.56% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

What was the investment background during the period?  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500® Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. Most U.S. stock indexes advanced in the second quarter of 2007, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The final quarter of 2007 presented another challenging period for equity investors. The market was choppy during this time frame, as it continued its downward trend. Most of the difficulty came during November, when subprime and credit concerns dominated the news. Investor uncertainty and fear that the subprime situation would spill over into the broader market played a large part in the market turmoil.

What factors contributed to the Fund's performance?  Stock selection drove the Fund's performance in the first quarter of 2007, with five of the portfolio's top 10 positions each reporting a total return in excess of 35%. The portfolio's top five stocks in the first quarter came from the energy, health care, industrials and financials sectors. The portfolio posted strong performances by companies from a range of economic sectors throughout the second quarter of 2007. Among the largest contributors to returns were high-tech optical equipment producer Axsys Technologies and Columbus McKinnon, a leading designer and manufacturer of material handling products. On the downside, II-VI (a manufacturer of electro-optical equipment used in infrared devices) and I2 Technologies (a software company offering supply chain management to non-retail companies) created the greatest drag on performance. Both companies slipped on a reduction in earnings estimates – detracting from the Fund's relative returns.

  In the third quarter of 2007, stock selection within the industrials sector was the most significant contributor to the Fund's returns. This positive stock selection was offset somewhat, however, by the overall poor performance of the sector. The Fund's energy stocks also helped to drive the Fund's performance, while consumer discretionary and health care holdings underperformed. In the fourth quarter of 2007, stock selection within the information technology sector was the most significant contributor to returns, followed closely by stock selection within industrials, which eked out a small gain against a backdrop of sector declines. In a turnaround from the third quarter, the portfolio's

14

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

significantly underweight position in the financials sector proved fairly beneficial as 2007 came to a close. Conversely, the portfolio's consumer discretionary selections again disappointed, and the Fund's significant underweight position in the health care sector detracted from results. Stock selection within the materials sector proved to be the greatest hindrance during the fourth quarter of 2007.

What is your outlook?
   Without knowing the extent of the fallout from the housing crisis or whether the U.S. economy is heading into a recession, it is likely that the months ahead will remain challenging for investors. Uncertainty over the economic environment will likely lead to continued volatility in stock prices; however, downturns in the market and price swings in individual companies often present opportunities to buy quality companies at reasonable valuations. We will focus our efforts on looking for companies with good fundamentals that we believe can grow their earnings in any economic environment.

15

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MML Small Company Opportunities Fund Industry Table (% of Net Assets) on 12/31/07

Retail	11.2%
Commercial Services	10.8%
Electronics	8.1%
Banks	8.0%
Telecommunications	5.5%
Manufacturing	5.4%
Aerospace & Defense	4.0%
Chemicals	3.5%
Foods	3.2%
Health Care — Products	3.2%
Electric	3.2%
Iron & Steel	2.8%
Machinery — Diversified	2.3%
Computers	2.2%
Entertainment	2.2%
Building Materials	2.2%
Forest Products & Paper	2.0%
Transportation	1.9%
Housewares	1.8%
Oil & Gas Services	1.6%
Metal Fabricate & Hardware	1.5%
Semiconductors	1.4%
Diversified Financial	1.3%
Textiles	1.3%
Hand & Machine Tools	1.2%
Oil & Gas	1.1%
Insurance	1.1%
Savings & Loans	0.7%
Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%
100.0%

MML Small Company Opportunities Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
OSI Systems, Inc.	2.8%
Universal Stainless & Alloy	2.8%
Ducommun, Inc.	2.7%
Duckwall-Alco Stores, Inc.	2.6%
LaBarge, Inc.	2.4%
Columbus McKinnon Corp.	2.3%
Quixote Corp.	2.3%
EMS Technologies, Inc.	2.3%
Printronix, Inc.	2.2%
Steinway Musical Instruments, Inc.	2.2%

16

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/01 - 12/31/07
MML Small Company Opportunities Fund	(7.07)%	15.00%	11.49%
Russell 2000 Index	(1.56)%	16.25%	8.44%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

17

MML Inflation-Protected Bond Fund – Portfolio of Investments

December 31, 2007

	Principal Amount	Market Value
BONDS & NOTES — 101.1%
CORPORATE DEBT — 29.0%
Commercial Banks – Non US — 1.1%
Barclays Bank PLC FRN 5.290% 03/17/2008	$2,500,000	$2,506,150
Barclays Financial LLC FRN 3.760% 04/19/2008	1,200,000	1,201,140
		3,707,290
Finance – Auto Loans — 3.4%
Toyota Motor Credit Corp. FRN 3.770% 07/28/2008	2,179,000	2,195,539
Toyota Motor Credit Corp. FRN 5.010% 02/05/2016	7,930,000	7,763,311
Toyota Motor Credit Corp., Series B FRN 4.260% 01/18/2015	1,600,000	1,540,304
		11,499,154
Finance – Commercial — 2.6%
CIT Group, Inc. FRN 5.390% 03/15/2017	4,880,000	3,806,400
CIT Group, Inc. FRN 5.740% 12/14/2016	6,126,000	5,023,320
		8,829,720
Finance – Consumer Loans — 4.5%
HSBC Finance Corp. FRN 4.650% 03/10/2009	2,000,000	1,964,140
HSBC Finance Corp. FRN 5.230% 02/10/2011	500,000	478,390
HSBC Finance Corp. FRN 5.660% 01/10/2014	1,926,000	1,751,273
HSBC Finance Corp. FRN 5.740% 11/10/2013	1,110,000	1,022,743
HSBC Finance Corp. FRN 5.850% 12/10/2013	2,065,000	1,912,128
SLM Corp. FRN 4.880% 11/21/2013	3,818,000	3,122,971
SLM Corp. FRN 4.910% 02/01/2014	3,010,000	2,372,873
SLM Corp. FRN 5.060% 11/01/2013	2,032,000	1,631,818
SLM Corp., Series A FRN 4.035% 02/01/2010	879,000	798,642
		15,054,978

	Principal Amount	Market Value
Finance – Investment Banker/Broker — 11.2%
JP Morgan Chase & Co., Series C FRN 5.270% 06/28/2009	$4,768,000	$4,783,258
Lehman Brothers Holdings, Inc. 4.130% 11/01/2014	2,250,000	1,802,925
Lehman Brothers Holdings, Inc. FRN 4.560% 02/17/2015	2,545,000	2,146,835
Lehman Brothers Holdings, Inc., Series G FRN 4.760% 05/12/2014	7,195,000	6,290,229
Merrill Lynch & Co., Inc. FRN 4.130% 12/14/2010	1,055,000	938,950
Merrill Lynch & Co., Inc. FRN 3.915% 03/02/2009	5,905,000	5,707,478
Merrill Lynch & Co., Inc. FRN 4.130% 11/03/2016	1,640,000	1,271,000
Merrill Lynch & Co., Inc. FRN 4.810% 05/05/2014	1,406,000	1,284,732
Merrill Lynch & Co., Inc., Series C FRN 4.130% 02/10/2011	1,202,000	1,099,830
Morgan Stanley FRN 4.510% 02/01/2011	2,807,000	2,769,891
Morgan Stanley FRN 4.760% 05/01/2014	1,525,000	1,460,935
Morgan Stanley FRN 4.760% 03/01/2016	1,200,000	1,129,620
Morgan Stanley FRN 4.860% 12/01/2017	1,000,000	902,910
Morgan Stanley Series C FRN 5.100% 11/01/2013	6,156,000	6,018,352
		37,606,945
Life/Health Insurance — 3.5%
Hartford Life Global Funding Trusts FRN 3.940% 03/15/2010	2,690,000	2,554,451
Pacific Life Global Funding FRN(a) 4.940% 02/06/2016	5,000,000	4,867,850
Principal Life Income Funding Trusts FRN 4.130% 10/01/2014	455,000	404,395

	Principal Amount	Market Value
Principal Life Income Funding Trusts FRN 4.160% 03/01/2012	$1,063,000	$1,026,677
Principal Life Income Funding Trusts FRN 4.640% 04/01/2016	3,189,000	3,069,731
		11,923,104
Special Purpose Entity — 1.5%
KFW FRN 4.605% 03/03/2008	5,000,000	5,007,800
Supranational Bank — 1.2%
International Bank for Reconstruction & Development FRN 3.860% 12/10/2013	3,943,000	3,892,648
TOTAL CORPORATE DEBT (Cost $102,058,471)		97,521,639
U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.3%
Pass-Through Securities — 15.3%
Federal Home Loan Bank 4.500% 09/16/2013	15,500,000	15,827,912
FHLMC 5.125% 10/18/2016	16,500,000	17,241,208
FNMA FRN 3.895% 02/17/2009	18,485,000	18,355,975
		51,425,095
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,172,194)		51,425,095
U.S. TREASURY OBLIGATIONS — 56.8%
U.S. Treasury Inflation Index 0.875% 04/15/2010	10,691,743	10,660,837
U.S. Treasury Inflation Index 1.625% 01/15/2015	8,326,405	8,362,469
U.S. Treasury Inflation Index 1.875% 07/15/2013	9,043,284	9,325,887
U.S. Treasury Inflation Index 1.875% 07/15/2015	6,825,842	6,960,844
U.S. Treasury Inflation Index 2.000% 04/15/2012	7,557,044	7,835,120

(Continued)

The accompanying notes are an integral part of the financial statements.

18

MML Inflation-Protected Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Inflation Index(b) 2.000% 01/15/2014	$9,814,389	$10,145,625
U.S. Treasury Inflation Index 2.000% 07/15/2014	8,046,694	8,314,497
U.S. Treasury Inflation Index 2.000% 01/15/2016	7,226,236	7,424,303
U.S. Treasury Inflation Index 2.000% 01/15/2026	7,910,439	7,881,269
U.S. Treasury Inflation Index 2.375% 04/15/2011	7,678,498	8,004,834
U.S. Treasury Inflation Index 2.375% 01/15/2017	6,775,375	7,157,548
U.S. Treasury Inflation Index 2.375% 01/15/2025	11,881,619	12,478,968
U.S. Treasury Inflation Index 2.375% 01/15/2027	6,562,997	6,942,830
U.S. Treasury Inflation Index 2.500% 07/15/2016	9,729,567	10,384,032
U.S. Treasury Inflation Index 2.625% 07/15/2017	2,938,407	3,174,169
U.S. Treasury Inflation Index 3.000% 07/15/2012	10,870,229	11,777,214
U.S. Treasury Inflation Index 3.375% 01/15/2012	2,194,359	2,394,766
U.S. Treasury Inflation Index 3.375% 04/15/2032	2,530,593	3,242,069
U.S. Treasury Inflation Index 3.500% 01/15/2011	4,003,301	4,306,050
U.S. Treasury Inflation Index 3.625% 01/15/2008	6,724,588	6,738,020
U.S. Treasury Inflation Index 3.625% 04/15/2028	8,809,462	11,171,169
U.S. Treasury Inflation Index 3.875% 01/15/2009	7,350,461	7,569,917
U.S. Treasury Inflation Index 3.875% 04/15/2029	9,982,605	13,209,208

	Principal Amount	Market Value
U.S. Treasury Inflation Index 4.250% 01/15/2010	$5,140,928	$5,488,342
		190,949,987
TOTAL U.S. TREASURY OBLIGATIONS (Cost $186,218,445)		190,949,987
TOTAL BONDS & NOTES (Cost $338,449,110)		339,896,721
SHORT-TERM INVESTMENTS — 4.5%
Cash Equivalents — 2.7%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	215,836	215,836
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	215,836	215,836
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	129,502	129,502
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	172,669	172,669
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	172,669	172,669
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	107,919	107,919
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	107,917	107,917
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	302,172	302,172
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	172,668	172,668
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	129,501	129,501
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	107,918	107,918
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	129,501	129,501
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	129,501	129,501

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	$129,501	$129,501
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	129,501	129,501
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	172,668	172,668
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	215,835	215,835
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	917,301	917,301
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	172,668	172,668
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	129,501	129,501
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	107,918	107,918
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	194,252	194,252
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	64,751	64,751
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	215,835	215,835
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	215,835	215,835
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	215,835	215,835
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	129,501	129,501
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	129,501	129,501
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	151,085	151,085
Reserve Primary Money Market Fund(c)	512,933	512,933

(Continued)

The accompanying notes are an integral part of the financial statements.

19

MML Inflation-Protected Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	$215,835	$215,835
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	107,918	107,918
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	107,918	107,918
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	172,668	172,668
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	151,085	151,085
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	151,085	151,085
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,270,919	1,270,919
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	215,835	215,835
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	86,334	86,334
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	215,835	215,835
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	215,835	215,835
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	107,918	107,918
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	151,085	151,085
		9,068,300
Diversified Financial — 0.3%
MBIA Global Funding LLC(a) 5.990% 02/02/2008	1,000,000	1,000,000
Repurchase Agreements — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	4,952,044	4,952,044

Market Value
TOTAL SHORT-TERM INVESTMENTS (Cost $15,020,344)	$15,020,344
TOTAL INVESTMENTS — 105.6% (Cost $353,469,454)(f)	354,917,065
Other Assets/ (Liabilities) — (5.6%)	(18,948,539)
NET ASSETS — 100.0%	$335,968,526

Notes to Portfolio of Investments

FRN - Floating Rate Note

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $5,867,850 or 1.7% of net assets.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $4,952,745. Collateralized by a U.S. Government Agency obligation with a rate of 4.735%, maturity date of 5/1/2035, and an aggregate market value, including accrued interest, of $5,052,635.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

20

MML Enhanced Index Core Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Advertising — 0.2%
Omnicom Group, Inc.	2,000	$95,060
Aerospace & Defense — 3.9%
Boeing Co.	5,200	454,792
General Dynamics Corp.	2,400	213,576
Goodrich Corp.(a)	500	35,305
L-3 Communications Holdings, Inc.	900	95,346
Lockheed Martin Corp.	2,400	252,624
Northrop Grumman Corp.	2,400	188,736
Raytheon Co.	3,100	188,170
Rockwell Collins, Inc.	500	35,985
United Technologies Corp.	3,200	244,928
		1,709,462
Agriculture — 2.2%
Altria Group, Inc.	11,450	865,391
Reynolds American, Inc.(a)	700	46,172
UST, Inc.	1,100	60,280
		971,843
Apparel — 0.4%
Nike, Inc. Cl. B	2,300	147,752
VF Corp.	500	34,330
		182,082
Auto Manufacturers — 0.3%
Ford Motor Co.(a) (b)	14,950	100,613
General Motors Corp.(a)	1,400	34,846
		135,459
Automotive & Parts — 0.3%
The Goodyear Tire & Rubber Co.(b)	800	22,576
Johnson Controls, Inc.	3,100	111,724
		134,300
Banks — 4.5%
Bank of America Corp.	12,301	507,539
The Bank of New York Mellon Corp.	5,786	282,125
Capital One Financial Corp.	1,635	77,270
Comerica, Inc.	300	13,059
Fifth Third Bancorp	2,300	57,799
KeyCorp	1,600	37,520
M&T Bank Corp.	100	8,157
Marshall & Ilsley Corp.	1,100	29,128
Northern Trust Corp.	1,400	107,212
PNC Financial Services Group, Inc.	1,400	91,910
Regions Financial Corp.	147	3,477

	Number of Shares	Market Value
State Street Corp.	1,600	$129,920
SunTrust Banks, Inc.	800	49,992
Synovus Financial Corp.	100	2,408
U.S. Bancorp	7,400	234,876
Wachovia Corp.(a)	699	26,583
Wells Fargo & Co.	10,900	329,071
Zions Bancorp(a)	300	14,007
		2,002,053
Beverages — 2.2%
Anheuser-Busch Cos., Inc.	3,000	157,020
The Coca-Cola Co.	6,600	405,042
Coca-Cola Enterprises, Inc.	1,700	44,251
Constellation Brands, Inc. Cl. A(b)	800	18,912
Molson Coors Brewing Co. Cl. B	400	20,648
The Pepsi Bottling Group, Inc.	1,800	71,028
PepsiCo, Inc.	3,500	265,650
		982,551
Biotechnology — 0.7%
Amgen, Inc.(b)	3,400	157,896
Biogen Idec, Inc.(b)	1,000	56,920
Genzyme Corp.(b)	900	66,996
Millipore Corp.(b)	200	14,636
		296,448
Building Materials — 0.1%
Masco Corp.(a)	1,700	36,737
Trane, Inc.	100	4,671
		41,408
Chemicals — 2.3%
Air Products & Chemicals, Inc.	600	59,178
The Dow Chemical Co.	2,900	114,318
Du Pont (E.I.) de Nemours & Co.	5,300	233,677
Eastman Chemical Co.	300	18,327
Hercules, Inc.	300	5,805
Monsanto Co.(a)	3,800	424,422
Praxair, Inc.	900	79,839
The Sherwin-Williams Co.(a)	600	34,824
Sigma-Aldrich Corp.	500	27,300
		997,690
Commercial Services — 0.9%
Apollo Group, Inc. Cl. A(b)	600	42,090
Convergys Corp.(b)	400	6,584
Donnelley (R.R.) & Sons Co.	1,300	49,062
Equifax, Inc.	600	21,816
McKesson Corp.	2,200	144,122

	Number of Shares	Market Value
Moody's Corp.	600	$21,420
Western Union	4,600	111,688
		396,782
Computers — 5.8%
Apple, Inc.(b)	4,100	812,128
Computer Sciences Corp.(b)	800	39,576
Electronic Data Systems Corp.	800	16,584
EMC Corp.(b)	14,050	260,346
Hewlett-Packard Co.	12,950	653,716
International Business Machines Corp.	6,200	670,220
Lexmark International, Inc. Cl. A(b)	200	6,972
Network Appliance, Inc.(b)	1,000	24,960
SanDisk Corp.(b)	600	19,902
Sun Microsystems, Inc.(a) (b)	2,375	43,059
Teradata Corp.(b)	300	8,223
		2,555,686
Cosmetics & Personal Care — 2.1%
Colgate-Palmolive Co.	1,600	124,736
The Estee Lauder Cos., Inc. Cl. A	400	17,444
The Procter & Gamble Co.	10,542	773,994
		916,174
Distribution & Wholesale — 0.1%
Genuine Parts Co.	500	23,150
W.W. Grainger, Inc.	300	26,256
		49,406
Diversified Financial — 5.1%
American Express Co.	4,700	244,494
Ameriprise Financial, Inc.	960	52,906
The Charles Schwab Corp.	4,900	125,195
CIT Group, Inc.	600	14,418
Citigroup, Inc.	6,300	185,472
CME Group, Inc.	200	137,200
Discover Financial Services(a)	5,450	82,186
Fannie Mae	200	7,996
Federated Investors, Inc. Cl. B	400	16,464
Franklin Resources, Inc.	300	34,329
Freddie Mac	100	3,407
The Goldman Sachs Group, Inc.	2,800	602,140
Intercontinental Exchange, Inc.(b)	200	38,500
JP Morgan Chase & Co.	11,050	482,332

(Continued)

The accompanying notes are an integral part of the financial statements.

21

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Janus Capital Group, Inc.	500	$16,425
Legg Mason, Inc.	200	14,630
Lehman Brothers Holdings, Inc.	2,300	150,512
Merrill Lynch & Co., Inc.	100	5,368
SLM Corp.(a)	100	2,014
T. Rowe Price Group, Inc.	800	48,704
		2,264,692
Electric — 3.4%
AES Corp.(b)	100	2,139
Ameren Corp.	100	5,421
American Electric Power Co., Inc.	1,700	79,152
CenterPoint Energy, Inc.	1,500	25,695
Consolidated Edison, Inc.	1,600	78,160
Constellation Energy Group, Inc.	500	51,265
Dominion Resources, Inc.	1,100	52,195
DTE Energy Co.	900	39,564
Duke Energy Corp.	9,574	193,108
Edison International	2,500	133,425
Entergy Corp.	600	71,712
Exelon Corp.	2,100	171,444
FirstEnergy Corp.	1,000	72,340
FPL Group, Inc.	1,200	81,204
PG&E Corp.	100	4,309
Pinnacle West Capital Corp.	800	33,928
PPL Corp.	1,200	62,508
Progress Energy, Inc.	1,200	58,116
Public Service Enterprise Group, Inc.	1,400	137,536
Southern Co.	2,600	100,750
Teco Energy, Inc.	300	5,163
Xcel Energy, Inc.	1,800	40,626
		1,499,760
Electrical Components & Equipment — 0.7%
Emerson Electric Co.	5,400	305,964
Molex, Inc.	400	10,920
		316,884
Electronics — 0.6%
Agilent Technologies, Inc.(b)	1,200	44,088
Applera Corp. - Applied Biosystems Group	600	20,352
Jabil Circuit, Inc.	100	1,527
PerkinElmer, Inc.	700	18,214
Thermo Fisher Scientific, Inc.(b)	1,400	80,752
Tyco Electronics Ltd.	1,450	53,838
Waters Corp.(b)	400	31,628
		250,399

	Number of Shares	Market Value
Engineering & Construction — 0.3%
Fluor Corp.	400	$58,288
Jacobs Engineering Group, Inc.(b)	700	66,927
		125,215
Environmental Controls — 0.3%
Allied Waste Industries, Inc.(b)	8,000	88,160
Waste Management, Inc.	1,000	32,670
		120,830
Foods — 1.5%
ConAgra Foods, Inc.	900	21,411
General Mills, Inc.	1,200	68,400
Heinz (H. J.) Co.	1,000	46,680
The Hershey Co.(a)	300	11,820
Kellogg Co.	600	31,458
Kraft Foods, Inc. Cl. A	5,000	163,150
The Kroger Co.	5,100	136,221
Sara Lee Corp.	2,200	35,332
SuperValu, Inc.	900	33,768
Sysco Corp.	2,000	62,420
Tyson Foods, Inc. Cl. A	1,800	27,594
Wrigley (Wm.) Jr. Co.	600	35,130
		673,384
Forest Products & Paper — 0.3%
International Paper Co.	1,800	58,284
MeadWestvaco Corp.	500	15,650
Temple-Inland, Inc.	300	6,255
Weyerhaeuser Co.	600	44,244
		124,433
Gas — 0.3%
Nicor, Inc.(a)	200	8,470
NiSource, Inc.	900	17,001
Sempra Energy	1,600	99,008
		124,479
Hand & Machine Tools — 0.2%
The Black & Decker Corp.	400	27,860
Snap-on, Inc.	300	14,472
The Stanley Works	500	24,240
		66,572
Health Care – Products — 2.5%
Bard (C.R.), Inc.(a)	300	28,440
Baxter International, Inc.	3,700	214,785
Becton, Dickinson & Co.	400	33,432
Boston Scientific Corp.(b)	4,200	48,846
Covidien Ltd.	950	42,075
Johnson & Johnson	10,750	717,025
Medtronic, Inc.	400	20,108
Patterson Cos., Inc.(b)	300	10,185
Zimmer Holdings, Inc.(b)	100	6,615
		1,121,511

	Number of Shares	Market Value
Health Care – Services — 1.5%
Aetna, Inc.	2,600	$150,098
Coventry Health Care, Inc.(a) (b)	350	20,737
Humana, Inc.(b)	700	52,717
Laboratory Corp. of America Holdings(b)	100	7,553
Quest Diagnostics, Inc.	500	26,450
Tenet Healthcare Corp.(b)	700	3,556
UnitedHealth Group, Inc.	4,600	267,720
WellPoint, Inc.(b)	1,500	131,595
		660,426
Holding Company – Diversified — 0.0%
Leucadia National Corp.	300	14,130
Home Builders — 0.1%
Centex Corp.(a)	700	17,682
D.R. Horton, Inc.(a)	1,100	14,487
KB Home(a)	600	12,960
Lennar Corp. Cl. A	300	5,367
		50,496
Home Furnishing — 0.0%
Whirlpool Corp.(a)	200	16,326
Household Products — 0.4%
Avery Dennison Corp.	100	5,314
The Clorox Co.	700	45,619
Fortune Brands, Inc.	600	43,416
Kimberly-Clark Corp.	1,300	90,142
		184,491
Housewares — 0.1%
Newell Rubbermaid, Inc.	1,400	36,232
Insurance — 5.4%
ACE Ltd.	1,900	117,382
AFLAC, Inc.	1,500	93,945
Allstate Corp.	1,900	99,237
American International Group, Inc.	3,500	204,050
Aon Corp.	1,700	81,073
Assurant, Inc.	500	33,450
Chubb Corp.	3,000	163,740
Cigna Corp.	1,900	102,087
Cincinnati Financial Corp.	620	24,515
Genworth Financial, Inc. Cl. A	1,300	33,085
The Hartford Financial Services Group, Inc.	2,400	209,256
Lincoln National Corp.	569	33,127
Loews Corp.	1,400	70,476
Marsh & McLennan Cos., Inc.	100	2,647
Metlife, Inc.	4,300	264,966
Principal Financial Group, Inc.(a)	900	61,956

(Continued)

The accompanying notes are an integral part of the financial statements.

22

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Progressive Corp.	2,200	$42,152
Prudential Financial, Inc.	3,400	316,336
Safeco Corp.	200	11,136
Torchmark Corp.	500	30,265
St. Paul Travelers Cos.(a)	4,930	265,234
Unum Group	2,700	64,233
XL Capital Ltd. Cl. A	1,400	70,434
		2,394,782
Internet — 2.6%
Amazon.com, Inc.(b)	2,400	222,336
eBay, Inc.(b)	7,900	262,201
Expedia, Inc.(b)	2,100	66,402
Google, Inc. Cl. A(b)	600	414,888
IAC/InterActiveCorp(b)	700	18,844
Symantec Corp.(b)	2,300	37,122
VeriSign, Inc.(b)	800	30,088
Yahoo!, Inc.(b)	3,300	76,758
		1,128,639
Investment Companies — 0.1%
American Capital Strategies Ltd.(a)	1,300	42,848
Iron & Steel — 0.3%
Allegheny Technologies, Inc.	300	25,920
Nucor Corp.	1,000	59,220
United States Steel Corp.	500	60,455
		145,595
Leisure Time — 0.1%
Brunswick Corp.	200	3,410
Carnival Corp.	900	40,041
		43,451
Lodging — 0.1%
Marriott International, Inc. Cl. A	100	3,418
Starwood Hotels & Resorts Worldwide, Inc.	300	13,209
Wyndham Worldwide Corp.	540	12,722
		29,349
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	2,000	145,120
Machinery – Diversified — 0.5%
Deere & Co.	1,700	158,304
The Manitowoc Co., Inc.	300	14,649
Rockwell Automation, Inc.	600	41,376
		214,329
Manufacturing — 4.6%
3M Co.	1,300	109,616
Cooper Industries Ltd. Cl. A	900	47,592
Danaher Corp.	800	70,192
Dover Corp.	300	13,827

	Number of Shares	Market Value
Eastman Kodak Co.(a)	1,400	$30,618
Eaton Corp.	600	58,170
General Electric Co.	25,550	947,138
Honeywell International, Inc.	4,100	252,437
Illinois Tool Works, Inc.	1,200	64,248
Ingersoll-Rand Co. Ltd. Cl. A	1,100	51,117
ITT Corp.	900	59,436
Leggett & Platt, Inc.	1,000	17,440
Pall Corp.	400	16,128
Parker Hannifin Corp.	1,200	90,372
Textron, Inc.(a)	1,300	92,690
Tyco International Ltd.	2,750	109,038
		2,030,059
Media — 2.3%
CBS Corp. Cl. B(a)	2,800	76,300
Clear Channel Communications, Inc.	3,700	127,724
Gannett Co., Inc.	100	3,900
The McGraw-Hill Cos., Inc.(a)	1,600	70,096
Meredith Corp.	800	43,984
New York Times Co. Cl. A(a)	1,700	29,801
News Corp., Inc. Cl. A	4,300	88,107
The Scripps (E.W.) Co. Cl. A(a)	200	9,002
Time Warner, Inc.	12,250	202,248
Viacom, Inc. Cl. B(b)	5,100	223,992
The Walt Disney Co.(a)	3,800	122,664
		997,818
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	400	55,480
Mining — 0.9%
Alcoa, Inc.	2,700	98,685
Freeport-McMoran Copper & Gold, Inc.	2,769	283,656
		382,341
Office Equipment/Supplies — 0.2%
Xerox Corp.(a)	5,100	82,569
Oil & Gas — 10.9%
Anadarko Petroleum Corp.	1,600	105,104
Apache Corp.	1,300	139,802
Chesapeake Energy Corp.	1,300	50,960
Chevron Corp.	7,221	673,936
ConocoPhillips	8,732	771,036
Devon Energy Corp.	1,400	124,474
Exxon Mobil Corp.	19,700	1,845,693
Hess Corp.	800	80,688
Marathon Oil Corp.	2,300	139,978
Murphy Oil Corp.	500	42,420
Nabors Industries Ltd.(b)	100	2,739
Noble Corp.	900	50,859

	Number of Shares	Market Value
Noble Energy, Inc.	900	$71,568
Occidental Petroleum Corp.	4,700	361,853
Tesoro Corp.	600	28,620
Transocean, Inc.(a)	1,000	143,150
Valero Energy Corp.	2,200	154,066
		4,786,946
Oil & Gas Services — 1.5%
BJ Services Co.	100	2,426
National Oilwell Varco, Inc.(b)	2,800	205,688
Schlumberger Ltd.	4,400	432,828
		640,942
Packaging & Containers — 0.1%
Ball Corp.	700	31,500
Bemis Co., Inc.	300	8,214
		39,714
Pharmaceuticals — 6.4%
Abbott Laboratories	4,900	275,135
Allergan, Inc.	500	32,120
AmerisourceBergen Corp.	900	40,383
Bristol-Myers Squibb Co.	11,400	302,328
Eli Lilly & Co.	4,800	256,272
Express Scripts, Inc.(b)	1,600	116,800
Forest Laboratories, Inc.(b)	1,100	40,095
Hospira, Inc.(b)	500	21,320
King Pharmaceuticals, Inc.(b)	1,200	12,288
Medco Health Solutions, Inc.(b)	1,700	172,380
Merck & Co., Inc.	8,100	470,691
Pfizer, Inc.	37,200	845,556
Schering-Plough Corp.	200	5,328
Watson Pharmaceutical, Inc.(b)	1,300	35,282
Wyeth	4,300	190,017
		2,815,995
Pipelines — 0.3%
Questar Corp.	500	27,050
Spectra Energy Corp.	1,300	33,566
The Williams Cos., Inc.	2,200	78,716
		139,332
Real Estate — 0.0%
Forestar Real Estate Group, Inc.	100	2,359
Real Estate Investment Trusts (REITS) — 0.4%
Boston Properties, Inc.(a)	200	18,362
Equity Residential REIT	1,600	58,352
Host Hotels & Resorts, Inc. REIT(a)	1,600	27,264
ProLogis(a)	900	57,042

(Continued)

The accompanying notes are an integral part of the financial statements.

23

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Public Storage	300	$22,023
Simon Property Group, Inc. REIT	100	8,686
		191,729
Retail — 4.3%
Abercrombie & Fitch Co., Cl. A	300	23,991
AutoNation, Inc.(a) (b)	800	12,528
AutoZone, Inc.(b)	600	71,946
Best Buy Co., Inc.	1,550	81,608
Big Lots, Inc.(a) (b)	700	11,193
Circuit City Stores, Inc.(a)	100	420
Costco Wholesale Corp.	2,200	153,472
CVS Caremark Corp.	5,437	216,121
Darden Restaurants, Inc.	400	11,084
Family Dollar Stores, Inc.	900	17,307
The Gap, Inc.	2,200	46,816
J.C. Penney Co., Inc.	100	4,399
Kohl's Corp.(b)	100	4,580
Lowe's Companies, Inc.(a)	100	2,262
Macy's, Inc.	1,786	46,204
McDonald's Corp.	6,600	388,806
Nordstrom, Inc.(a)	100	3,673
Office Depot, Inc.(b)	100	1,391
Polo Ralph Lauren Corp.	100	6,179
RadioShack Corp.(a)	5,200	87,672
Staples, Inc.	2,600	59,982
Tiffany & Co.	700	32,221
The TJX Cos., Inc.(a)	2,300	66,079
Wal-Mart Stores, Inc.	8,950	425,394
Wendy's International, Inc.	600	15,504
Yum! Brands, Inc.	3,100	118,637
		1,909,469
Savings & Loans — 0.1%
Guaranty Financial Group, Inc.	100	1,600
Hudson City Bancorp, Inc.	2,000	30,040
Sovereign Bancorp, Inc.	700	7,980
Washington Mutual, Inc.	81	1,102
		40,722
Semiconductors — 3.5%
Advanced Micro Devices, Inc.(a) (b)	100	750
Analog Devices, Inc.	900	28,530
Applied Materials, Inc.	4,000	71,040
Broadcom Corp. Cl. A(b)	1,200	31,368
Intel Corp.	28,850	769,141
KLA-Tencor Corp.	400	19,264
Linear Technology Corp.(a)	800	25,464
LSI Corp.(b)	100	531
MEMC Electronic Materials, Inc.(b)	1,400	123,886

	Number of Shares	Market Value
Micron Technology, Inc.(b)	200	$1,450
National Semiconductor Corp.	1,000	22,640
Novellus Systems, Inc.(b)	1,100	30,327
Nvidia Corp.(b)	3,650	124,173
QLogic Corp.(b)	400	5,680
Texas Instruments, Inc.	7,300	243,820
Xilinx, Inc.	1,000	21,870
		1,519,934
Software — 4.7%
Adobe Systems, Inc.(b)	3,500	149,555
Autodesk, Inc.(b)	1,400	69,664
Automatic Data Processing, Inc.	2,600	115,778
BMC Software, Inc.(b)	1,500	53,460
CA, Inc.	2,406	60,030
Citrix Systems, Inc.(b)	600	22,806
Compuware Corp.(b)	7,400	65,712
Electronic Arts, Inc.(a) (b)	100	5,841
Fiserv, Inc.(b)	500	27,745
IMS Health, Inc.	400	9,216
Intuit, Inc.(b)	900	28,449
Microsoft Corp.	29,950	1,066,220
Novell, Inc.(b)	900	6,183
Oracle Corp.(b)	16,531	373,270
		2,053,929
Telecommunications — 5.3%
American Tower Corp. Cl. A(b)	1,200	51,120
AT&T, Inc.	21,525	894,579
CenturyTel, Inc.	1,800	74,628
Ciena Corp.(a) (b)	400	13,644
Cisco Systems, Inc.(b)	20,850	564,410
Citizens Communications Co.	600	7,638
Corning, Inc.	4,600	110,354
Embarq Corp.	474	23,477
JDS Uniphase Corp.(b)	300	3,990
Juniper Networks, Inc.(b)	3,500	116,200
Qwest Communications International, Inc.(a) (b)	2,900	20,329
Tellabs, Inc.(b)	100	654
Verizon Communications, Inc.	9,400	410,686
Windstream Corp.	2,100	27,342
		2,319,051
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	900	23,022
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	1,300	108,199
CSX Corp.	2,100	92,358
Norfolk Southern Corp.	800	40,352
Ryder System, Inc.(a)	200	9,402

	Number of Shares	Market Value
Union Pacific Corp.	1,300	$163,306
United Parcel Service, Inc. Cl. B	3,900	275,808
		689,425
TOTAL EQUITIES (Cost $42,071,367)		43,981,613
	Principal Amount
SHORT-TERM INVESTMENTS — 5.2%
Cash Equivalents — 5.1%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$53,978	53,978
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	53,979	53,979
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	32,387	32,387
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	43,182	43,182
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	43,182	43,182
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	26,989	26,989
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	26,989	26,989
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	75,569	75,569
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	43,182	43,182
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	32,387	32,387
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	26,989	26,989
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	32,387	32,387
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	32,387	32,387

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	$32,387	$32,387
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	32,387	32,387
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	43,182	43,182
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	53,978	53,978
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	229,407	229,407
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	43,182	43,182
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	32,387	32,387
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	26,989	26,989
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	48,580	48,580
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	16,193	16,193
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	53,978	53,978
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	53,978	53,978
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	53,978	53,978
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	32,387	32,387
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	32,387	32,387
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	37,785	37,785
Reserve Primary Money Market Fund(c)	128,279	128,279
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	53,978	53,978

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	$26,989	$26,989
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	26,989	26,989
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	43,182	43,182
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	37,785	37,785
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	37,785	37,785
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	317,843	317,843
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	53,978	53,978
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	21,591	21,591
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	53,978	53,978
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	53,978	53,978
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	26,989	26,989
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	37,785	37,785
		2,267,881
Repurchase Agreements — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	27,298	27,298
TOTAL SHORT-TERM INVESTMENTS (Cost $2,295,179)		2,295,179
TOTAL INVESTMENTS — 105.2% (Cost $44,366,546)(f)		46,276,792
Other Assets/ (Liabilities) — (5.2%)		(2,279,358)
NET ASSETS — 100.0%		$43,997,434

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $27,302. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $28,491.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Advertising — 0.3%
Gaiam, Inc. Cl. A(a) (b)	2,410	$71,529
Getty Images, Inc.(a)	2,770	80,330
Greenfield Online, Inc.(a)	2,740	40,031
Harte-Hanks, Inc.	400	6,920
ValueVision Media, Inc. Cl. A(a)	810	5,095
		203,905
Aerospace & Defense — 0.9%
Aerovironment, Inc.(a) (b)	980	23,716
Curtiss-Wright Corp.	4,500	225,900
DRS Technologies, Inc.(b)	3,780	205,141
Ducommun, Inc.(a)	1,060	40,280
HEICO Corp.(b)	1,600	87,168
Kaman Corp.	472	17,374
Orbital Sciences Corp.(a)	3,559	87,267
Teledyne Technologies, Inc.(a)	290	15,466
		702,312
Agriculture — 0.5%
Agria Corp., Sponsored ADR (Cayman Islands)(a)	1,400	14,546
Alliance One International, Inc.(a)	2,720	11,070
Universal Corp.(b)	3,680	188,490
UST, Inc.(b)	1,690	92,612
Vector Group Ltd.(b)	4,377	87,803
		394,521
Airlines — 1.2%
Allegiant Travel Co.(a)	780	25,069
AMR Corp.(a) (b)	9,590	134,548
Continental Airlines, Inc. Cl. B(a)	6,130	136,392
Copa Holdings SA Cl. A	2,160	81,151
Delta Air Lines, Inc.(a)	2,690	40,054
Northwest Airlines Corp.(a)	8,130	117,966
Pinnacle Airlines Corp.(a) (b)	2,940	44,835
Republic Airways Holdings, Inc.(a)	4,020	78,752
SkyWest, Inc.	1,550	41,617
UAL Corp.(a) (b)	4,230	150,842
US Airways Group, Inc.(a)	7,140	105,029
		956,255

	Number of Shares	Market Value
Apparel — 0.8%
Cherokee, Inc.	450	$14,521
Deckers Outdoor Corp.(a)	1,030	159,712
Kellwood Co.	1,591	26,474
Maidenform Brands, Inc.(a)	130	1,759
Perry Ellis International, Inc.(a)	1,120	17,226
Steven Madden Ltd.(a)	1,955	39,100
The Warnaco Group, Inc.(a)	5,500	191,400
Wolverine World Wide, Inc.	7,592	186,156
		636,348
Automotive & Parts — 1.3%
Accuride Corp.(a)	1,110	8,725
Aftermarket Technology Corp.(a)	2,369	64,579
American Axle & Manufacturing Holdings, Inc.	8,740	162,739
Amerigon, Inc.(a)	2,370	50,102
Cooper Tire & Rubber Co.	10,430	172,929
Fuel Systems Solutions, Inc.(a)	399	5,702
The Goodyear Tire & Rubber Co.(a)	5,670	160,007
Hayes Lemmerz International, Inc.(a)	2,590	11,836
Lear Corp.(a)	5,173	143,085
Tenneco, Inc.(a)	7,899	205,927
Titan International, Inc.	1,000	31,260
TRW Automotive Holdings Corp.(a)	990	20,691
		1,037,582
Banks — 0.3%
Amcore Financial, Inc.	300	6,810
Bancfirst Corp.	70	2,999
Capital City Bank Group, Inc.(b)	20	564
Cascade Bancorp(b)	620	8,630
Chemical Financial Corp.	70	1,665
City Holding Co.	853	28,866
Columbia Banking Systems, Inc.	550	16,351
Encore Bancshares, Inc.(a)	720	14,393
F.N.B. Corp.(b)	160	2,352

	Number of Shares	Market Value
Independent Bank Corp./Rockland, MA(b)	250	$6,805
NBT Bancorp, Inc.	930	21,223
Park National Corp.(b)	30	1,935
Porter Bancorp, Inc.	220	4,345
S&T Bancorp, Inc.(b)	60	1,658
Southwest Bancorp, Inc.	40	733
Sterling Bancorp	120	1,637
Sterling Financial Corp.	230	3,777
SVB Financial Group(a) (b)	1,220	61,488
WesBanco, Inc.	1,140	23,484
		209,715
Beverages — 0.2%
Boston Beer Co., Inc. Cl. A(a)	550	20,707
Green Mountain Coffee Roasters, Inc.(a) (b)	1,960	79,772
Hansen Natural Corp.(a)	770	34,103
		134,582
Biotechnology — 0.7%
Acorda Therapeutics, Inc.(a)	270	5,929
Alexion Pharmaceuticals, Inc.(a)	300	22,509
American Oriental Bioengineering, Inc.(a) (b)	10,410	115,343
Bio-Rad Laboratories, Inc. Cl. A(a)	117	12,124
Celera Genomics Group - Applera Corp.(a)	950	15,076
Enzon Pharmaceuticals, Inc.(a) (b)	1,010	9,625
Halozyme Therapeutics, Inc.(a)	2,460	17,491
Illumina, Inc.(a)	300	17,778
Invitrogen Corp.(a)	1,840	171,874
Nektar Therapeutics(a)	500	3,355
Regeneration Technologies, Inc.(a)	700	6,076
Regeneron Pharmaceuticals, Inc.(a)	1,620	39,123
Savient Pharmaceuticals, Inc.(a) (b)	2,070	47,548
Seattle Genetics, Inc.(a) (b)	3,360	38,304
XOMA Ltd.(a)	7,780	26,374
		548,529

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Building Materials — 0.9%
Aaon, Inc.	530	$10,505
Apogee Enterprises, Inc.	2,560	43,802
Builders FirstSource, Inc.(a)	680	4,910
Comfort Systems USA, Inc.	3,974	50,788
Drew Industries, Inc.(a)	3,690	101,106
Genlyte Group, Inc.(a)	1,250	119,000
Goodman Global, Inc.(a)	3,150	77,301
Lennox International, Inc.	3,830	158,639
LSI Industries, Inc.	2,720	49,504
Simpson Manufacturing Co., Inc.(b)	1,650	43,873
USG Corp.(a) (b)	2,260	80,885
		740,313
Chemicals — 3.2%
American Vanguard Corp.(b)	180	3,123
Arch Chemicals, Inc.	3,790	139,282
Ashland, Inc.	2,560	121,421
Cabot Corp.	1,780	59,345
Celanese Corp. Cl. A	3,870	163,778
CF Industries Holdings, Inc.	2,010	221,221
Eastman Chemical Co.	1,230	75,141
Ferro Corp.	3,400	70,482
W.R. Grace & Co.(a) (b)	7,993	209,257
H.B. Fuller Co.	7,010	157,374
ICO, Inc.(a)	3,090	39,676
Innophos Holdings, Inc.	1,250	18,600
Innospec, Inc.(b)	1,920	32,947
Landec Corp.(a)	3,300	44,220
Minerals Technologies, Inc.	200	13,390
NewMarket Corp.	280	15,593
NuCo2, Inc.(a)	510	12,699
Olin Corp.	6,310	121,972
OM Group, Inc.(a)	3,666	210,942
PolyOne Corp.(a)	518	3,408
Rockwood Holdings, Inc.(a)	1,240	41,193
Schulman (A.), Inc.	1,880	40,514
Sensient Technologies Corp.	6,484	183,368
The Sherwin-Williams Co.(b)	850	49,334
Spartech Corp.	1,552	21,883
Stepan Co.	520	16,916
Terra Industries, Inc.(a)	4,730	225,905
Tronox, Inc. Cl. A	505	4,494
UAP Holding Corp.	3,866	149,228
Valhi, Inc.	90	1,435
Zep, Inc.(a)	2,354	32,650
		2,500,791

	Number of Shares	Market Value
Coal — 1.1%
Alpha Natural Resources, Inc.(a)	9,180	$298,166
Foundation Coal Holdings, Inc.	5,030	264,075
Massey Energy Co.	7,530	269,197
Walter Industries, Inc.	1,400	50,302
		881,740
Commercial Services — 7.3%
ABM Industries, Inc.	3,590	73,200
Administaff, Inc.(b)	5,459	154,381
Advance America Cash Advance Centers, Inc.	300	3,048
The Advisory Board Co.(a)	1,170	75,102
Albany Molecular Research, Inc.(a)	1,450	20,851
Alliance Data Systems Corp.(a) (b)	810	60,742
Apollo Group, Inc. Cl. A(a)	2,800	196,420
Avis Budget Group, Inc.(a)	1,490	19,370
Bankrate, Inc.(a) (b)	1,500	72,135
Barrett Business Services, Inc.	20	360
BearingPoint, Inc.(a)	9,560	27,055
Bowne & Co., Inc.	3,220	56,672
Capella Education Co.(a)	1,500	98,190
Career Education Corp.(a)	800	20,112
CBIZ, Inc.(a)	3,080	30,215
CDI Corp.	1,890	45,851
Chemed Corp.	4,330	241,960
ChoicePoint, Inc.(a)	3,480	126,742
Coinstar, Inc.(a)	4,520	127,238
Consolidated Graphics, Inc.(a)	1,150	54,993
Convergys Corp.(a)	4,503	74,119
Cornell Cos., Inc.(a)	2,060	48,039
The Corporate Executive Board Co.(b)	1,800	108,180
CorVel Corp.(a)	100	2,302
CRA International, Inc.(a)	750	35,707
Deluxe Corp.	7,720	253,911
DeVry, Inc.	2,780	144,449
Diamond Management & Technology Consultants, Inc.	2,950	21,446
Dollar Thrifty Automotive Group, Inc.(a)	1,119	26,498
Donnelley (R.R.) & Sons Co.	1,100	41,514
DynCorp International, Inc.(a)	6,110	164,237

	Number of Shares	Market Value
Emergency Medical Services Corp. Cl. A(a) (b)	3,300	$96,624
Exlservice Holdings, Inc.(a)	260	6,001
Exponent, Inc.(a)	1,780	48,131
First Consulting Group, Inc.(a)	100	1,293
Forrester Research, Inc.(a)	90	2,522
FTI Consulting, Inc.(a)	60	3,698
Gartner Group, Inc.(a)	6,312	110,839
Global Cash Access Holdings, Inc.(a)	500	3,030
Healthspring, Inc.(a)	9,350	178,117
Heartland Payment Systems, Inc.(b)	5,150	138,020
Heidrick & Struggles International, Inc.	2,597	96,375
Hewitt Associates, Inc. Cl. A(a)	4,070	155,840
HMS Holdings Corp.(a)	100	3,321
Hudson Highland Group, Inc.(a)	2,720	22,875
ICF International, Inc.(a)	1,440	36,374
Integrated Electrical Services, Inc.(a)	1,610	30,252
ITT Educational Services, Inc.(a)	1,620	138,137
K12, Inc.(a)	640	16,563
Kendle International, Inc.(a)	1,320	64,574
Korn/Ferry International(a)	7,899	148,659
Landauer, Inc.	520	26,962
Learning Tree International, Inc.(a)	240	5,510
LECG Corp.(a)	170	2,560
Manpower, Inc.	452	25,719
Maximus, Inc.	3,900	150,579
Midas, Inc.(a)	410	6,011
Monro Muffler, Inc.	265	5,165
MPS Group, Inc.(a)	9,116	99,729
Net 1 UEPS Technologies, Inc.(a)	1,130	33,177
PAREXEL International Corp.(a)	3,624	175,039
PharmaNet Development Group, Inc.(a)	1,840	72,146
PHH Corp.(a)	1,284	22,650
Premier Exhibitions, Inc.(a) (b)	3,540	38,728
Pre-Paid Legal Services, Inc.(a) (b)	1,300	71,955

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Providence Service Corp. (The)(a)	720	$20,261
Rent-A-Center, Inc.(a)	2,653	38,522
Resources Connection, Inc.	3,570	64,831
Robert Half International, Inc.	4,910	132,766
Rollins, Inc.	6,525	125,280
SAIC, Inc.(a)	4,660	93,759
Sotheby's	483	18,402
Spherion Corp.(a)	6,459	47,022
Steiner Leisure Ltd.(a)	1,331	58,777
Stewart Enterprises, Inc. Cl. A	1,643	14,623
Strayer Education, Inc.	569	97,060
Team, Inc.(a)	1,330	48,651
TeleTech Holdings, Inc.(a)	5,670	120,601
TrueBlue, Inc.(a)	8,940	129,451
Viad Corp.	3,965	125,215
Volt Information Sciences, Inc.(a)	528	9,641
Watson Wyatt Worldwide, Inc. Cl. A	2,050	95,140
Weight Watchers International, Inc.	680	30,722
		5,732,938
Computers — 4.8%
Affiliated Computer Services, Inc. Cl. A(a)	3,540	159,654
Ansoft Corp.(a)	1,967	50,847
Brocade Communications Systems, Inc.(a)	19,800	145,332
CACI International, Inc. Cl. A(a)	3,140	140,578
Cadence Design Systems, Inc.(a)	9,460	160,915
Ciber, Inc.(a)	4,926	30,098
Computer Sciences Corp.(a)	3,580	177,103
COMSYS IT Partners, Inc.(a)	2,390	37,714
Comtech Group, Inc.(a)	2,600	41,886
Diebold, Inc.	300	8,694
DST Systems, Inc.(a)	1,950	160,972
Electronic Data Systems Corp.	9,890	205,020
Electronics for Imaging, Inc.(a)	5,160	115,997
InterVoice, Inc.(a)	2,810	22,452
Iomega Corp.(a)	3,870	13,429
Jack Henry & Associates, Inc.	7,330	178,412
Lexmark International, Inc. Cl. A(a)	4,310	150,247

	Number of Shares	Market Value
Magma Design Automation, Inc.(a)	920	$11,233
Manhattan Associates, Inc.(a)	2,600	68,536
Mentor Graphics Corp.(a)	130	1,401
Mercury Computer Systems, Inc.(a)	640	10,310
MICROS Systems, Inc.(a)	1,988	139,478
MTS Systems Corp.	1,572	67,077
NCR Corp.(a)	5,820	146,082
Netscout Systems, Inc.(a)	1,150	14,685
Network Appliance, Inc.(a)	7,810	194,938
Palm, Inc.(b)	12,490	79,187
Perot Systems Corp. Cl. A(a)	610	8,235
Quantum Corp.(a)	2,230	5,999
Radiant Systems, Inc.(a)	3,380	58,237
RadiSys Corp.(a)	250	3,350
Sigma Designs, Inc.(a) (b)	3,180	175,536
Silicon Storage Technology, Inc.(a)	3,020	9,030
Smart Modular Technologies(a)	2,710	27,588
SRA International, Inc. Cl. A(a)	3,330	98,068
Stratasys, Inc.(a) (b)	2,140	55,298
SYKES Enterprises, Inc.(a)	3,163	56,934
Synaptics, Inc.(a)	3,770	155,173
Synopsys, Inc.(a)	5,850	151,690
Syntel, Inc.(b)	3,100	119,412
Teradata Corp.(a)	2,570	70,444
Unisys Corp.(a)	13,190	62,389
Western Digital Corp.(a)	6,760	204,220
		3,793,880
Computers & Information — 0.0%
ScanSource, Inc.(a)	110	3,558
Consumer Services — 0.0%
Core-Mark Holding Co., Inc.(a)	480	13,786
Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.(a)	1,910	38,868
The Estee Lauder Cos., Inc. Cl. A	520	22,677
		61,545
Distribution & Wholesale — 0.2%
Tech Data Corp.(a)	3,710	139,941
W.W. Grainger, Inc.	150	13,128
		153,069

	Number of Shares	Market Value
Diversified Financial — 1.7%
Advanta Corp. Cl. B	6,851	$55,288
AmeriCredit Corp.(a) (b)	5,080	64,973
Asset Acceptance Capital Corp.(b)	2,620	27,274
Asta Funding, Inc.(b)	200	5,288
Calamos Asset Management, Inc. Cl. A	2,200	65,516
CIT Group, Inc.	4,810	115,584
Discover Financial Services(b)	4,190	63,185
FCStone Group, Inc.(a)	610	28,078
Federal Agricultural Mortgage Corp. Cl. C	693	18,240
Financial Federal Corp.	830	18,501
GAMCO Investors, Inc. Cl. A	1,530	105,952
GFI Group, Inc.(a)	710	67,961
Greenhill & Co., Inc.	200	13,296
Janus Capital Group, Inc.	5,298	174,039
Knight Capital Group, Inc. Cl. A(a)	1,150	16,560
MarketAxess Holdings, Inc.(a)	2,540	32,588
The Nasdaq Stock Market, Inc.(a)	200	9,898
optionsXpress Holdings, Inc.(b)	5,690	192,436
Portfolio Recovery Associates, Inc.(b)	1,910	75,770
Pzena Investment Management, Inc.	400	4,560
Student Loan Corp.	30	3,300
SWS Group, Inc.	2,659	33,690
TradeStation Group, Inc.(a)	3,690	52,435
US Global Investors, Inc. Cl. A(b)	2,160	35,986
Waddell & Reed Financial, Inc. Cl. A	1,080	38,977
World Acceptance Corp.(a)	1,550	41,819
		1,361,194
Electric — 0.5%
Avista Corp.	1,270	27,356
Black Hills Corp.	690	30,429
El Paso Electric Co.(a)	4,160	106,371
Energy East Corp.	920	25,033
Otter Tail Corp.	1,060	36,676
Pike Electric Corp.(a)	1,830	30,671
Reliant Energy, Inc.(a)	1,420	37,261
Unisource Energy Corp.	2,200	69,410
		363,207

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Electrical Components & Equipment — 0.9%
Advanced Energy Industries, Inc.(a)	7,076	$92,554
Belden, Inc.(b)	1,613	71,778
Encore Wire Corp.(b)	1,840	29,293
Energizer Holdings, Inc.(a)	654	73,333
Graftech International Ltd.(a)	15,620	277,255
Littelfuse, Inc.(a)	2,925	96,408
Orion Energy Systems, Inc.(a)	500	9,330
Powell Industries, Inc.(a)	440	19,391
Power-One, Inc.(a)	570	2,274
Superior Essex, Inc.(a)	1,500	36,000
Vicor Corp.	1,323	20,626
		728,242
Electrical Equipment & Electronics — 0.0%
Houston Wire & Cable Co.(b)	470	6,646
Electronics — 4.3%
American Science & Engineering, Inc.(b)	890	50,507
Analogic Corp.	1,780	120,542
Applera Corp. - Applied Biosystems Group	1,650	55,968
Arrow Electronics, Inc.(a)	4,100	161,048
Avnet, Inc.(a)	4,400	153,868
Axsys Technologies, Inc.(a)	890	32,618
Badger Meter, Inc.(b)	1,410	63,379
Bel Fuse, Inc. Cl. A	800	27,592
Checkpoint Systems, Inc.(a)	6,244	162,219
CTS Corp.	3,402	33,782
Cubic Corp.	3,560	139,552
Cymer, Inc.(a)	5,723	222,796
Dionex Corp.(a)	2,530	209,636
Dolby Laboratories, Inc. Cl. A(a)	2,100	104,412
Electro Scientific Industries, Inc.(a)	1,800	35,730
Excel Technology, Inc.(a)	130	3,523
Faro Technologies, Inc.(a)	1,290	35,062
FEI Co.(a) (b)	7,110	176,541
FLIR Systems, Inc.(a)	1,770	55,401
II-VI, Inc.(a)	95	2,902
Lo-Jack Corp.(a)	1,240	20,844
Measurement Specialties, Inc.(a)	920	20,332
Methode Electronics, Inc.	4,020	66,089
Mettler-Toledo International, Inc.(a)	534	60,769
NAM TAI Electronics, Inc.	1,670	18,821

	Number of Shares	Market Value
National Instruments Corp.	3,240	$107,989
OSI Systems, Inc.(a)	100	2,647
Park Electrochemical Corp.	2,070	58,457
Rofin-Sinar Technologies, Inc.(a)	6,824	328,303
Sanmina-SCI Corp.(a)	32,190	58,586
Sonic Solutions, Inc.(a)	1,400	14,546
Technitrol, Inc.	1,870	53,445
Thomas & Betts Corp.(a)	2,700	132,408
TTM Technologies, Inc.(a)	680	7,929
Varian, Inc.(a)	4,590	299,727
Woodward Governor Co.	4,242	288,244
		3,386,214
Energy – Alternate Sources — 0.1%
Can Hydro Developers Inc. CAD(a)	6,400	41,664
FuelCell Energy, Inc.(a) (b)	720	7,142
Plug Power, Inc.(a) (b)	510	2,014
		50,820
Engineering & Construction — 1.1%
Dycom Industries, Inc.(a)	7,270	193,745
Emcor Group, Inc.(a)	4,044	95,560
ENGlobal Corp.(a)	770	8,747
Layne Christensen Co.(a)	2,370	116,628
Michael Baker Corp.(a)	1,280	52,608
Perini Corp.(a)	4,320	178,934
The Shaw Group, Inc.(a)	2,530	152,913
Stanley, Inc.(a)	800	25,616
URS Corp.(a)	394	21,406
VSE Corp.	40	1,954
		848,111
Entertainment — 0.2%
Bally Technologies, Inc.(a)	1,220	60,658
Vail Resorts, Inc.(a)	330	17,757
Warner Music Group Corp.(b)	7,570	45,874
		124,289
Environmental Controls — 1.0%
American Ecology Corp.	960	22,541
Calgon Carbon Corp.(a) (b)	4,050	64,354
Casella Waste Systems, Inc. Cl. A(a)	1,300	16,952
Darling International, Inc.(a)	7,700	89,012
EnergySolutions, Inc.(a)	2,970	80,160
Fuel Tech, Inc.(a) (b)	630	14,269
Metal Management, Inc.	4,637	211,123
TETRA Technologies, Inc.(a)	3,538	76,067
Waste Connections, Inc.(a)	5,580	172,422
Waste Industries USA, Inc.	510	18,513
		765,413

	Number of Shares	Market Value
Foods — 0.7%
Arden Group, Inc. Cl. A	150	$23,203
Cal-Maine Foods, Inc.(b)	2,070	54,917
Chiquita Brands International, Inc.(a) (b)	2,430	44,688
Flowers Foods, Inc.	10,071	235,762
Fresh Del Monte Produce, Inc.(a)	120	4,030
Imperial Sugar Co.(b)	1,740	32,660
Ingles Markets, Inc. Cl. A	1,826	46,362
Nash Finch Co.(b)	1,420	50,098
Performance Food Group Co.(a)	2,864	76,956
SuperValu, Inc.	240	9,005
		577,681
Forest Products & Paper — 0.6%
AbitibiBowater, Inc.(b)	836	17,230
Buckeye Technologies, Inc.(a)	3,830	47,875
Glatfelter	560	8,574
Rock-Tenn Co. Cl. A	7,496	190,473
Schweitzer-Mauduit International, Inc.	1,340	34,719
United Stationers, Inc.(a)	2,579	119,176
Wausau Paper Corp.	2,500	22,475
		440,522
Gas — 0.7%
New Jersey Resources Corp.	1,520	76,030
Northwest Natural Gas Co.	3,940	191,720
South Jersey Industries, Inc.	50	1,804
Southwest Gas Corp.	705	20,988
Vectren Corp.	1,090	31,621
WGL Holdings, Inc.	5,800	190,008
		512,171
Hand & Machine Tools — 0.5%
The Black & Decker Corp.	2,260	157,409
Hardinge, Inc.	630	10,571
Regal-Beloit Corp.	2,160	97,092
The Stanley Works	3,220	156,106
		421,178
Health Care – Products — 1.8%
Abaxis, Inc.(a)	1,270	45,542
Align Technology, Inc.(a) (b)	2,440	40,699
ArthoCare Corp.(a) (b)	1,000	48,050
Bruker BioSciences Corp.(a)	290	3,857
CONMED Corp.(a)	3,270	75,570
Cynosure, Inc. Cl. A(a)	1,320	34,927

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Datascope Corp.	1,020	$37,128
Hansen Medical, Inc.(a) (b)	740	22,156
Hologic, Inc.(a)	880	60,403
Immucor, Inc.(a)	552	18,762
Intuitive Surgical, Inc.(a)	740	240,130
Invacare Corp.	1,020	25,704
Inverness Medical Innovations, Inc.(a) (b)	221	12,416
IRIS International, Inc.(a)	1,170	22,955
Kinetic Concepts, Inc.(a)	2,260	121,046
LCA-Vision, Inc.(b)	2,250	44,932
Meridian Bioscience, Inc.	5,130	154,310
Merit Medical Systems, Inc.(a)	200	2,780
OraSure Technologies, Inc.(a)	830	7,379
PSS World Medical, Inc.(a)	632	12,368
Quidel Corp.(a)	3,050	59,383
Somanetics Corp.(a)	170	4,020
SonoSite, Inc.(a)	880	29,630
Steris Corp.	7,430	214,281
Trans1, Inc.(a) (b)	750	12,352
Ventana Medical Systems, Inc.(a) (b)	600	52,338
		1,403,118
Health Care – Services — 2.7%
Air Methods Corp.(a)	1,257	62,435
Alliance Imaging, Inc.(a)	4,450	42,809
American Dental Partners, Inc.(a)	830	8,325
AMERIGROUP Corp.(a) (b)	5,910	215,419
Apria Healthcare Group, Inc.(a)	8,610	185,718
Centene Corp.(a)	6,980	191,531
Coventry Health Care, Inc.(a) (b)	3,180	188,415
Health Net, Inc.(a)	3,270	157,941
Humana, Inc.(a)	2,400	180,744
Kindred Healthcare, Inc.(a)	3,300	82,434
Lincare Holdings, Inc.(a)	3,370	118,489
Medcath Corp.(a)	710	17,438
Molina Healthcare, Inc.(a) (b)	4,768	184,522
National Healthcare Corp.	20	1,034
RehabCare Group, Inc.(a)	2,130	48,053
Res-Care, Inc.(a)	1,750	44,030
Sierra Health Services, Inc.(a)	350	14,686
Skilled Healthcare Group, Inc. Cl. A(a)	800	11,704

	Number of Shares	Market Value
Tenet Healthcare Corp.(a) (b)	53,710	$272,847
WellCare Health Plans, Inc.(a) (b)	1,298	55,048
		2,083,622
Holding Company – Diversified — 0.0%
Star Bulk Carriers Corp.(a) (b)	1,810	23,258
Home Builders — 0.9%
Centex Corp.(b)	240	6,062
Champion Enterprises, Inc.(a) (b)	5,520	51,998
Fleetwood Enterprises, Inc.(a)	4,850	29,003
KB Home(b)	5,370	115,992
Lennar Corp. Cl. A(b)	7,630	136,501
Monaco Coach Corp.	2,140	19,003
NVR, Inc.(a) (b)	280	146,720
Thor Industries, Inc.(b)	2,370	90,084
Toll Brothers, Inc.(a)	6,970	139,818
Winnebago Industries, Inc.	300	6,306
		741,487
Home Furnishing — 0.5%
Ethan Allen Interiors, Inc.(b)	1,230	35,055
Hooker Furniture Corp.	920	18,492
Kimball International, Inc. Cl. B	2,813	38,538
Tempur-Pedic International, Inc.(b)	7,730	200,748
Universal Electronics, Inc.(a)	1,630	54,507
Whirlpool Corp.	440	35,917
		383,257
Household Products — 1.4%
ACCO Brands Corp.(a)	2,800	44,912
American Greetings Corp. Cl. A	9,952	202,026
Blyth, Inc.	4,860	106,628
CSS Industries, Inc.	1,220	44,774
Ennis, Inc.	2,011	36,198
Fossil, Inc.(a)	4,620	193,948
Helen of Troy Ltd.(a)	1,480	25,367
Russ Berrie and Co., Inc.(a)	40	654
The Scotts Miracle-Gro Co.(b)	2,630	98,415
Tupperware Brands Corp.	8,340	275,470
WD-40 Co.	1,720	65,308
		1,093,700
Housewares — 0.2%
The Toro Co.(b)	3,340	181,830

	Number of Shares	Market Value
Industrial – Distribution — 0.0%
MWI Veterinary Supply, Inc.(a)	100	$4,000
Industrial – Diversified — 0.1%
Day4 Energy, Inc.	7,300	51,162
Insurance — 3.8%
Alfa Corp.	200	4,334
Alleghany Corp.(a) (b)	10	4,020
Ambac Financial Group, Inc.(b)	3,440	88,649
American Equity Investment Life Holding Co.	40	332
American Physicians Capital, Inc.	1,292	53,566
Amerisafe, Inc.(a)	2,450	37,999
Amtrust Financial Services, Inc.(b)	3,300	45,441
Argo Group International Holdings Ltd.(a)	1,556	65,554
Aspen Insurance Holdings Ltd.	120	3,461
Assurant, Inc.	2,910	194,679
Assured Guaranty Ltd.	1,630	43,260
W.R. Berkley Corp.	1,400	41,734
CNA Surety Corp.(a)	2,281	45,141
CNinsure, Inc. ADR (China)(a)	520	8,190
The Commerce Group, Inc.	1,979	71,204
Darwin Professional Underwriters, Inc.(a)	370	8,943
Delphi Financial Group, Inc. Cl. A	4,958	174,918
Donegal Group, Inc. Cl. A	117	2,009
EMC Insurance Group, Inc.	190	4,497
FBL Financial Group, Inc. Cl. A	2,200	75,966
Fidelity National Financial, Inc.	3,700	54,057
First American Corp.	3,760	128,291
FPIC Insurance Group, Inc.(a)	622	26,734
Genworth Financial, Inc. Cl. A	1,510	38,429
Hallmark Financial Services, Inc.(a)	140	2,220
Harleysville Group, Inc.	810	28,658
HCC Insurance Holdings, Inc.	1,830	52,484
Hilb, Rogal & Hobbs Co.	780	31,645
Horace Mann Educators Corp.	2,410	45,645

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Infinity Property & Casualty Corp.	1,976	$71,393
IPC Holdings Ltd.	1,750	50,522
Landamerica Financial Group, Inc.	415	13,882
Max Capital Group Ltd.	6,040	169,060
MBIA, Inc.(b)	4,160	77,501
Meadowbrook Insurance Group, Inc.(a)	520	4,893
The Midland Co.	850	54,986
Montpelier Re Holdings Ltd.(b)	2,030	34,530
National Interstate Corp.	530	17,543
National Western Life Insurance Co. Cl. A	60	12,442
Navigators Group, Inc.(a)	970	63,050
The Phoenix Companies, Inc.	7,474	88,716
Platinum Underwriters Holdings Ltd.	2,690	95,656
The PMI Group, Inc.(b)	1,104	14,661
Presidential Life Corp.	50	875
ProAssurance Corp.(a)	1,490	81,831
Procentury Corp.	1,020	15,657
Radian Group, Inc.	1,380	16,118
RAM Holdings Ltd.(a)	760	3,754
RLI Corp.	3,131	177,809
Safeco Corp.	2,460	136,973
Safety Insurance Group, Inc.	32	1,172
SeaBright Insurance Holdings Ltd.(a)	2,020	30,462
Selective Insurance Group	2,334	53,659
StanCorp Financial Group, Inc.	840	42,319
State Auto Financial Corp.	440	11,572
Torchmark Corp.	1,820	110,165
Transatlantic Holdings, Inc.	300	21,801
United America Indemnity Ltd. Cl. A(a)	3,840	76,493
United Fire & Casualty Co.	1,200	34,908
Universal American Corp.(a)	600	15,354
Universal Insurance Holdings, Inc.	150	1,111
Zenith National Insurance Corp.	569	25,451
		3,008,379
Internet — 4.7%
1-800-Flowers.com, Inc. Cl. A(a)	3,990	34,833
Ariba, Inc.(a)	1,150	12,822

	Number of Shares	Market Value
Art Technology Group, Inc.(a)	2,780	$12,010
Asiainfo Holdings, Inc.(a)	4,820	53,020
Audible, Inc.(a)	1,480	13,202
Avocent Corp.(a)	2,280	53,147
Blue Coat Systems, Inc.(a)	5,410	177,827
Blue Nile, Inc.(a) (b)	2,080	141,565
Check Point Software Technologies Ltd.(a)	4,590	100,796
Chordiant Software, Inc.(a)	4,790	40,954
CMGI, Inc.(a)	6,110	79,980
CNET Networks, Inc.(a)	1,810	16,543
Cogent Communications Group, Inc.(a) (b)	6,580	156,012
CyberSources Corp.(a)	6,513	115,736
Digital River, Inc.(a)	5,160	170,641
EarthLink, Inc.(a)	5,080	35,916
Equinix, Inc.(a) (b)	290	29,310
eResearch Technology, Inc.(a)	4,390	51,890
Expedia, Inc.(a)	5,100	161,262
F5 Networks, Inc.(a)	3,580	102,102
Global Sources Ltd.(a) (b)	4,125	116,407
i2 Technologies, Inc.(a) (b)	490	6,174
IAC/InterActiveCorp(a)	1,160	31,227
Ibasis, Inc.	120	616
Imergent, Inc.	1,900	20,121
Internet Capital Group, Inc.(a)	20	235
Interwoven, Inc.(a)	2,807	39,916
j2 Global Communications, Inc.(a)	7,700	163,009
Keynote Systems, Inc.(a)	210	2,950
LoopNet, Inc.(a) (b)	800	11,240
McAfee, Inc.(a)	4,370	163,875
Navisite, Inc.(a)	2,250	11,385
NetFlix, Inc.(a) (b)	6,930	184,477
NIC, Inc.	440	3,714
NutriSystem, Inc.(a)	670	18,077
Overstock.com, Inc.(a) (b)	2,580	40,067
Priceline.com, Inc.(a) (b)	1,140	130,940
RightNow Technologies, Inc.(a)	2,020	32,017
S1 Corp.(a)	7,100	51,830
Sapient Corp.(a)	10,160	89,510
Secure Computing Corp.(a)	640	6,144
Shutterfly, Inc.(a) (b)	790	20,240
SonicWALL, Inc.(a)	6,684	71,652
Stamps.com, Inc.(a)	580	7,064
TechTarget, Inc.(a)	50	739
TheStreet.com, Inc.(b)	3,342	53,205
TIBCO Software, Inc.(a)	17,040	137,513

	Number of Shares	Market Value
Travelzoo, Inc.(a)	1,390	$19,015
United Online, Inc.	15,547	183,766
Valueclick, Inc.(a) (b)	8,390	183,741
Vasco Data Security International, Inc.(a)	590	16,473
VeriSign, Inc.(a) (b)	5,500	206,855
Vignette Corp.(a)	2,685	39,228
Vocus, Inc.(a)	1,740	60,082
Websense, Inc.(a)	1,184	20,104
		3,703,176
Iron & Steel — 1.4%
AK Steel Holding Corp.(a)	3,170	146,581
Carpenter Technology Corp.	2,200	165,374
Claymont Steel Holdings, Inc.(a)	410	9,573
Cleveland-Cliffs, Inc.(b)	450	45,360
Esmark, Inc.(a)	179	2,529
Olympic Steel, Inc.	150	4,756
Reliance Steel & Aluminum Co.	2,210	119,782
Schnitzer Steel Industries, Inc. Cl. A	2,368	163,700
Shiloh Industries, Inc.	250	2,462
Steel Dynamics, Inc.	3,106	185,024
United States Steel Corp.	2,140	258,747
Universal Stainless & Alloy(a)	490	17,429
		1,121,317
Leisure Time — 0.7%
Ambassadors Group, Inc.	698	12,780
Arctic Cat, Inc.	120	1,433
Brunswick Corp.	5,970	101,788
Callaway Golf Co.	10,160	177,089
Polaris Industries, Inc.(b)	4,540	216,876
WMS Industries, Inc.(a)	900	32,976
		542,942
Lodging — 0.1%
Monarch Casino & Resort, Inc.(a)	1,770	42,622
Riviera Holdings Corp.(a)	60	1,848
Wyndham Worldwide Corp.	1,930	45,471
		89,941
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	2,634	97,958
Bucyrus International, Inc. Cl. A(b)	200	19,878
		117,836

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery – Diversified — 1.9%
AGCO Corp.(a)	720	$48,946
Applied Industrial Technologies, Inc.	5,658	164,195
Briggs & Stratton Corp.	200	4,532
Cascade Corp.(b)	390	18,119
Cognex Corp.	1,060	21,359
Columbus McKinnon Corp.(a)	1,700	55,454
Gardner Denver, Inc.(a)	5,710	188,430
Gerber Scientific, Inc.(a)	270	2,916
Gorman-Rupp Co.	600	18,720
Hurco Companies, Inc.(a)	1,010	44,086
Intevac, Inc.(a)	910	13,231
Kadant, Inc.(a)	1,660	49,252
Middleby Corp.(a) (b)	2,280	174,694
NACCO Industries, Inc. Cl. A	592	59,016
Robbins & Myers, Inc.(b)	2,763	208,966
Rockwell Automation, Inc.	2,890	199,294
Sauer-Danfoss, Inc.	908	22,745
Tecumseh Products Co. Cl. A(a)	2,140	50,097
Tennant Co.	1,762	78,039
TurboChef Technologies, Inc.(a) (b)	650	10,725
Twin Disc, Inc.	90	6,369
Wabtec Corp.	508	17,496
Zebra Technologies Corp. Cl. A(a)	2,180	75,646
		1,532,327
Manufacturing — 2.0%
A.O. Smith Corp.	1,310	45,915
Actuant Corp. Cl. A(b)	4,410	149,984
Acuity Brands, Inc.	4,918	221,310
Ameron International Corp.	50	4,607
AptarGroup, Inc.	750	30,682
AZZ, Inc.(a)	170	4,820
Barnes Group, Inc.	3,250	108,518
Blount International, Inc.(a)	2,920	35,945
Ceradyne, Inc.(a)	3,590	168,479
Crane Co.	50	2,145
Eastman Kodak Co.(b)	300	6,561
EnPro Industries, Inc.(a)	3,940	120,761
Freightcar America, Inc.	390	13,650
GenTek, Inc.(a) (b)	370	10,830
Koppers Holdings, Inc.	2,100	90,804
LSB Industries, Inc.(a) (b)	1,070	30,195
Matthews International Corp. Cl. A	270	12,655
McCoy Corp. CAD	4,900	15,202
Myers Industries, Inc.	1,887	27,305

	Number of Shares	Market Value
Raven Industries, Inc.	950	$36,471
Reddy Ice Holdings, Inc.	1,160	29,360
Roper Industries, Inc.	200	12,508
SPX Corp.	1,761	181,119
Sturm, Ruger & Co., Inc.(a)	2,140	17,719
Teleflex, Inc.	2,140	134,841
Tredegar Corp.	1,370	22,030
		1,534,416
Media — 0.8%
Acacia Research - Acacia Technologies(a)	2,943	26,428
Charter Communications, Inc. Cl. A(a) (b)	60,110	70,329
Cox Radio, Inc. Cl. A(a)	3,784	45,976
Cumulus Media, Inc. Cl. A(a) (b)	2,152	17,302
DG FastChannel, Inc.(a)	530	13,589
Entravision Communications Corp. Cl. A(a)	14,290	111,891
Gray Television, Inc.	200	1,604
Idearc, Inc.	2,100	36,876
Journal Communications, Inc. Cl. A	700	6,258
Lin TV Corp. Cl. A(a)	3,990	48,558
Mediacom Communications Corp.(a) (b)	1,560	7,160
Scholastic Corp.(a) (b)	4,850	169,217
Sinclair Broadcast Group, Inc. Cl. A(b)	11,866	97,420
		652,608
Metal Fabricate & Hardware — 1.2%
Ampco-Pittsburgh Corp.	1,335	50,904
Circor International, Inc.	1,370	63,513
Commercial Metals Co.	1,300	38,155
Haynes International, Inc.(a)	430	29,885
Kaydon Corp.	276	15,053
LB Foster Co. Cl. A(a)	1,230	63,628
Mueller Industries, Inc.	4,083	118,366
Quanex Corp.	4,718	244,864
RBC Bearings, Inc.(a)	1,700	73,882
Sun Hydraulics Corp.	1,660	41,882
Valmont Industries, Inc.	280	24,954
Worthington Industries, Inc.(b)	9,340	166,999
		932,085
Mining — 1.0%
Amerigo Resources Ltd. CAD	11,600	27,139
Brush Engineered Materials, Inc.(a)	690	25,668

	Number of Shares	Market Value
Century Aluminum Co.(a)	4,511	$243,323
Compass Minerals International, Inc.	4,301	176,341
Farallon Resources Ltd. CAD(a)	17,000	12,105
Hecla Mining Co.(a) (b)	23,240	217,294
Redcorp Ventures LGN CAD	68,300	18,411
Usec, Inc.(a) (b)	6,692	60,228
		780,509
Office Equipment/Supplies — 0.0%
Ikon Office Solutions, Inc.	982	12,786
Office Furnishings — 0.8%
Herman Miller, Inc.	3,610	116,928
HNI Corp.(b)	2,800	98,168
Interface, Inc. Cl. A	8,159	133,155
Knoll, Inc.	10,554	173,402
Steelcase, Inc. Cl. A	7,367	116,914
		638,567
Oil & Gas — 1.0%
Atwood Oceanics, Inc.(a) (b)	200	20,048
Berry Petroleum Co. Cl. A	1,200	53,340
Bois d'Arc Energy, Inc.(a)	320	6,352
Celtic Exploration Ltd. CAD(a)	200	2,279
Ensign Energy Services, Inc. CAD	100	1,551
Galleon Energy, Inc. Cl. A CAD(a)	700	11,037
Grey Wolf, Inc.(a) (b)	18,230	97,166
Jura Energy Corp. CAD(a)	11,800	4,441
Mariner Energy, Inc.(a)	4,410	100,901
Midnight Oil Exploration Ltd. CAD(a)	2,500	2,746
Midnight Oil Exploration Ltd. CAD	6,800	7,470
Paramount Resources Ltd. Cl. A CAD(a)	400	5,574
Patterson-UTI Energy, Inc.	410	8,003
Petrohawk Energy Corp.(a) (b)	800	13,848
Real Resources, Inc. CAD(a)	1,000	12,756
Rosetta Resources, Inc.(a)	2,860	56,714
Stone Energy Corp.(a)	3,920	183,887
Tesoro Corp.	3,670	175,059
TUSK Energy Corp. CAD(a)	8,800	12,711
Vaalco Energy, Inc.(a)	600	2,790
W&T Offshore, Inc.(b)	620	18,575
		797,248

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Oil & Gas Services — 1.6%
Dawson Geophysical Co.(a)	570	$40,732
Dresser-Rand Group, Inc.(a)	3,550	138,628
Dril-Quip, Inc.(a)	700	38,962
Exterran Holdings, Inc.(a)	740	60,532
Global Industries Ltd.(a)	5,950	127,449
Gulf Island Fabrication, Inc.	1,080	34,247
Markwest Hydrocarbon, Inc.	280	17,542
Matrix Service Co.(a)	1,900	41,458
NATCO Group, Inc. Cl. A(a)	3,034	164,291
Newpark Resources, Inc.(a)	4,210	22,945
Oil States International, Inc.(a) (b)	5,280	180,154
SEACOR Holdings, Inc.(a)	1,440	133,546
T-3 Energy Services, Inc.(a)	1,010	47,480
Technicoil Corp. CAD(a)	16,600	7,598
Trican Well Service Ltd. CAD	400	7,824
Trico Marine Services, Inc.(a)	120	4,442
Willbros Group, Inc.(a) (b)	4,140	158,521
		1,226,351
Packaging & Containers — 0.6%
Crown Holdings, Inc.(a)	2,450	62,843
Graphic Packaging Corp.(a)	540	1,993
Owens-Illinois, Inc.(a) (b)	4,080	201,960
Packaging Corp. of America	5,261	148,360
Silgan Holdings, Inc.	1,815	94,271
		509,427
Pharmaceuticals — 3.8%
Alnylam Pharmaceuticals, Inc.(a) (b)	1,860	54,089
AmerisourceBergen Corp.	3,840	172,301
Auxilium Pharmaceuticals, Inc.(a)	940	28,191
BioScrip, Inc.(a)	780	6,029
Bradley Pharmaceuticals, Inc.(a)	1,470	28,959
Cubist Pharmaceuticals, Inc.(a)	8,000	164,080

	Number of Shares	Market Value
Cypress Bioscience, Inc.(a)	340	$3,750
CytRx Corp.(a) (b)	7,980	22,663
Durect Corp.(a)	500	3,215
Endo Pharmaceuticals Holdings, Inc.(a)	4,550	121,349
Forest Laboratories, Inc.(a)	5,890	214,691
Herbalife Ltd.	1,620	65,254
Isis Pharmaceuticals, Inc.(a) (b)	600	9,450
King Pharmaceuticals, Inc.(a)	17,522	179,425
K-V Pharmaceutical Co. Cl. A(a) (b)	2,760	78,770
Medicis Pharmaceutical Corp. Cl. A(b)	6,800	176,596
MGI Pharma, Inc.(a)	7,870	318,971
NBTY, Inc.(a)	4,966	136,068
Noven Pharmaceuticals, Inc.(a)	990	13,741
Obagi Medical Products, Inc.(a)	2,700	49,383
Omnicare, Inc.(b)	3,290	75,045
Onyx Pharmaceuticals, Inc.(a)	700	38,934
OSI Pharmaceuticals, Inc.(a)	5,460	264,865
Pain Therapeutics, Inc.(a) (b)	1,660	17,596
Par Pharmaceutical Cos., Inc.(a)	630	15,120
Perrigo Co.	3,670	128,487
PetMed Express, Inc.(a)	2,870	34,727
PharMerica Corp.(a) (b)	1,155	16,031
Pozen, Inc.(a) (b)	2,980	35,760
Salix Pharmaceuticals Ltd.(a)	300	2,364
Sciele Pharma, Inc.(a)	7,320	149,694
Sepracor, Inc.(a)	5,480	143,850
Valeant Pharmaceuticals International(a)	4,800	57,456
Vivus, Inc.(a) (b)	390	2,020
Xenoport, Inc.(a)	2,630	146,964
		2,975,888
Real Estate — 0.0%
W.P. Carey & Co. LLC	340	11,288
Real Estate Investment Trusts (REITS) — 2.6%
Acadia Realty Trust REIT	200	5,122
Agree Realty Corp. REIT	800	24,080
Alexandria Real Estate Equities, Inc. REIT	600	61,002

	Number of Shares	Market Value
Arbor Realty Trust, Inc.(b)	600	$9,666
Ashford Hospitality Trust	4,200	30,198
Associated Estates Realty Corp. REIT	500	4,720
BioMed Realty Trust, Inc. REIT(b)	100	2,317
Brandywine Realty Trust REIT(b)	1,600	28,688
Capital Trust Cl. A REIT(b)	600	18,390
CBL & Associates Properties, Inc. REIT	1,606	38,399
Cedar Shopping Centers, Inc. REIT	900	9,207
Colonial Properties Trust REIT	400	9,052
Corporate Office Properties Trust REIT	700	22,050
DiamondRock Hospitality Co.(b)	3,800	56,924
Digital Realty Trust, Inc. REIT(b)	2,500	95,925
Dupont Fabros Technology REIT	490	9,604
Eastgroup Properties REIT	600	25,110
Entertainment Properties Trust REIT	1,200	56,400
Equity Lifestyle Properties, Inc. REIT	700	31,969
Equity One, Inc.(b)	1,962	45,185
FelCor Lodging Trust, Inc.(b)	4,000	62,360
First Industrial Realty Trust, Inc.(b)	3,002	103,869
Glimcher Realty Trust REIT	400	5,716
Gramercy Capital Corp.(b)	800	19,448
Hersha Hospitality Trust	900	8,550
Highwoods Properties, Inc.	2,000	58,760
Home Properties, Inc.(b)	500	22,425
Inland Real Estate Corp.(b)	3,900	55,224
Kite Realty Group Trust REIT	1,100	16,797
LaSalle Hotel Properties(b)	1,000	31,900
Lexington Realty Trust REIT(b)	2,017	29,327
LTC Properties, Inc.	1,200	30,060
Medical Properties Trust, Inc.(b)	500	5,095
Mid-America Apartment Communities, Inc. REIT	700	29,925
National Health Investors, Inc.	500	13,950
National Retail Properties, Inc. REIT(b)	3,158	73,834

(Continued)

The accompanying notes are an integral part of the financial statements.

33

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Nationwide Health Properties, Inc. REIT(b)	4,900	$153,860
Newcastle Investment Corp.(b)	1,500	19,440
Omega Healthcare Investors, Inc. REIT(b)	2,900	46,545
Parkway Properties, Inc. REIT	900	33,282
Pennsylvania REIT	2,000	59,360
PS Business Parks, Inc. REIT	800	42,040
RAIT Financial Trust(b)	2,100	18,102
Ramco-Gershenson Properties Trust	900	19,233
Realty Income Corp.(b)	3,600	97,272
Redwood Trust, Inc.(b)	700	23,968
Resource Capital Corp.(b)	200	1,862
Saul Centers, Inc. REIT	300	16,029
Senior Housing Properties Trust(b)	4,167	94,508
Sovran Self Storage, Inc. REIT	500	20,050
Strategic Hotels & Resorts, Inc. REIT	2,219	37,124
Sunstone Hotel Investors, Inc.(b)	2,600	47,554
Tanger Factory Outlet Centers, Inc. REIT(b)	1,986	74,892
Taubman Centers, Inc. REIT(b)	900	44,271
Washington REIT(b)	1,100	34,551
		2,035,191
Retail — 5.2%
A.C. Moore Arts & Crafts, Inc.(a)	2,440	33,550
Abercrombie & Fitch Co. Cl. A	1,670	133,550
Advance Auto Parts, Inc.	1,200	45,588
Aeropostale, Inc.(a)	10,500	278,250
AFC Enterprises, Inc.(a)	691	7,822
AnnTaylor Stores Corp.(a)	2,220	56,743
AutoNation, Inc.(a) (b)	7,650	119,799
AutoZone, Inc.(a)	1,370	164,277
Barnes & Noble, Inc.	4,090	140,901
Big 5 Sporting Goods Corp.	1,040	14,997
Big Lots, Inc.(a) (b)	9,998	159,868
BJ's Wholesale Club, Inc.(a)	6,310	213,467
Blockbuster, Inc. Cl. A(a) (b)	30,340	118,326
Bob Evans Farms, Inc.	5,709	153,743
Books-A-Million, Inc.	1,070	12,754
Brown Shoe Co., Inc.	6,747	102,352

	Number of Shares	Market Value
The Buckle, Inc.	5,295	$174,735
Buffalo Wild Wings, Inc.(a) (b)	1,798	41,750
Build-A-Bear Workshop, Inc.(a)	200	2,790
Casey's General Stores, Inc.	4,610	136,502
Cato Corp. Cl. A	1,664	26,058
CBRL Group, Inc.	1,194	38,674
CEC Entertainment, Inc.(a)	1,060	27,518
Chico's FAS, Inc.(a)	3,990	36,030
China Nepstar Chain Drugstore, Ltd., Sponsored ADR (Cayman Islands)(a) (b)	660	11,603
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	300	44,121
Christopher & Banks Corp.	2,340	26,793
Conn's, Inc.(a) (b)	1,880	32,167
Denny's Corp.(a)	10,517	39,439
Dollar Tree Stores, Inc.(a)	5,468	141,731
Domino's Pizza, Inc.	3,055	40,418
Dress Barn, Inc.(a)	8,994	112,515
Family Dollar Stores, Inc.	7,640	146,917
Hibbett Sports, Inc.(a) (b)	2,670	53,347
Hot Topic, Inc.(a)	4,090	23,804
IHOP Corp.(b)	2,469	90,316
Insight Enterprises, Inc.(a)	1,447	26,393
Jo-Ann Stores, Inc.(a)	1,080	14,126
Jos. A. Bank Clothiers, Inc.(a) (b)	1,790	50,926
Luby's, Inc.(a)	173	1,758
Men's Wearhouse, Inc.	6,263	168,976
Movado Group, Inc.	2,320	58,673
Nu Skin Enterprises, Inc. Cl. A	820	13,473
Office Depot, Inc.(a)	3,650	50,772
Pacific Sunwear of California, Inc.(a)	1,000	14,110
PC Connection, Inc.(a) (b)	1,190	13,507
The PEP Boys - Manny, Moe & Jack(b)	1,410	16,187
Pier 1 Imports, Inc.(a)	5,240	27,405
Polo Ralph Lauren Corp.	2,090	129,141
PriceSmart, Inc.	820	24,649
RadioShack Corp.(b)	8,219	138,572
Regis Corp.	1,006	28,128
Sally Beauty Co., Inc.(a)	11,790	106,700
School Specialty, Inc.(a) (b)	1,130	39,042
Select Comfort Corp.(a) (b)	3,550	24,886
Sonic Automotive, Inc.	550	10,648
Stage Stores, Inc.	923	13,660
Systemax, Inc.(b)	2,360	47,955

	Number of Shares	Market Value
Talbots, Inc.	150	$1,773
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	300	5,145
Wendy's International, Inc.	1,360	35,142
West Marine, Inc.(a)	130	1,167
		4,066,129
Savings & Loans — 0.4%
Dime Community Bancshares	240	3,065
Downey Financial Corp.(b)	1,560	48,532
First Niagara Financial Group, Inc.	9,308	112,068
FirstFed Financial Corp.(a) (b)	2,125	76,118
KNBT Bancorp, Inc.	70	1,079
TierOne Corp.	978	21,663
ViewPoint Financial Group	40	661
WSFS Financial Corp.	280	14,056
		277,242
Semiconductors — 7.1%
Actel Corp.(a)	1,290	17,621
Advanced Analogic Technologies, Inc.(a)	2,910	32,825
AMIS Holdings, Inc.(a)	7,740	77,555
Amkor Technology, Inc.(a)	17,245	147,100
Analog Devices, Inc.	5,140	162,938
Asyst Technologies, Inc.(a)	1,668	5,438
Atmel Corp.(a)	25,040	108,173
ATMI, Inc.(a)	5,540	178,665
AuthenTec, Inc.(a) (b)	840	12,205
Brooks Automation, Inc.(a)	12,390	163,672
Cabot Microelectronics Corp.(a) (b)	3,990	143,281
Cohu, Inc.	1,790	27,387
Credence Systems Corp.(a)	9,700	23,474
DSP Group, Inc.(a)	200	2,440
Emcore Corp.(a) (b)	3,720	56,916
Emulex Corp.(a)	8,516	138,981
Entegris, Inc.(a) (b)	17,490	150,939
Hittite Microwave Corp.(a)	200	9,552
Integrated Device Technology, Inc.(a)	11,610	131,309
Intellon Corp.(a)	1,600	12,064
Intersil Corp. Cl. A	6,040	147,859
IXYS Corp.(a)	170	1,363
KLA-Tencor Corp.	3,680	177,229
Kulicke & Soffa Industries, Inc.(a)	5,760	39,514

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lam Research Corp.(a)	3,230	$139,633
Linear Technology Corp.(b)	5,630	179,203
LTX Corp.(a)	2,390	7,600
Mattson Technology, Inc.(a)	5,380	46,053
Micrel, Inc.	14,903	125,930
Microtune, Inc.(a)	3,860	25,206
MIPS Technologies, Inc.(a) (b)	2,000	9,920
MKS Instruments, Inc.(a)	8,820	168,815
Monolithic Power Systems, Inc.(a)	2,820	60,545
National Semiconductor Corp.	7,200	163,008
Netlogic Microsystems, Inc.(a) (b)	1,570	50,554
Novellus Systems, Inc.(a)	5,480	151,084
ON Semiconductor Corp.(a) (b)	15,620	138,706
Pericom Semiconductor Corp.(a)	1,210	22,627
Photronics, Inc.(a)	240	2,993
PMC-Sierra, Inc.(a)	26,130	170,890
QLogic Corp.(a)	15,070	213,994
Rambus, Inc.(a)	4,100	85,854
Rubicon Technology, Inc.(a)	2,500	59,375
Rudolph Technologies, Inc.(a)	2,480	28,074
Semtech Corp.(a)	10,600	164,512
Silicon Laboratories, Inc.(a)	3,370	126,139
SiRF Technology Holdings, Inc.(a)	1,590	39,957
Skyworks Solutions, Inc.(a)	22,720	193,120
Standard Microsystems Corp.(a)	2,680	104,708
Supertex, Inc.(a) (b)	1,240	38,800
Techwell, Inc.(a)	790	8,698
Teradyne, Inc.(a)	15,440	159,650
Tessera Technologies, Inc.(a)	1,530	63,648
Triquint Semiconductor, Inc.(a)	2,700	17,901
Ultra Clean Holdings, Inc.(a)	1,480	18,056
Ultratech, Inc.(a)	140	1,588
Varian Semiconductor Equipment Associates, Inc.(a)	3,970	146,890
Veeco Instruments, Inc.(a)	2,300	38,410
Verigy Ltd.(a)	7,530	204,590

	Number of Shares	Market Value
Volterra Semiconductor Corp.(a) (b)	1,780	$19,633
Xilinx, Inc.	7,930	173,429
Zoran Corp.(a)	8,960	201,690
		5,539,983
Software — 8.0%
Activision, Inc.(a)	7,430	220,671
Actuate Corp.(a)	7,562	58,757
Acxiom Corp.	4,430	51,964
Advent Software, Inc.(a) (b)	3,032	164,031
American Reprographics Co.(a)	230	3,790
Ansys, Inc.(a)	3,540	146,768
Aspen Technology, Inc.(a)	14,499	235,174
Autodesk, Inc.(a)	4,420	219,939
BEA Systems, Inc.(a)	10,930	172,475
Blackbaud, Inc.	5,450	152,818
Blackboard, Inc.(a)	3,530	142,083
BMC Software, Inc.(a)	5,419	193,133
Broadridge Financial Solutions, Inc.	4,450	99,814
Citrix Systems, Inc.(a)	4,560	173,326
Cognos, Inc.(a)	2,510	144,501
Commvault Systems, Inc.(a)	3,250	68,835
Computer Programs & Systems, Inc.	230	5,230
Compuware Corp.(a)	16,050	142,524
Concur Technologies, Inc.(a)	4,840	175,256
CSG Systems International, Inc.(a)	4,276	62,943
Deltek, Inc.(a)	1,000	15,230
Digi International, Inc.(a)	160	2,270
DivX, Inc.(a) (b)	2,580	36,120
Double-Take Software, Inc.(a)	2,530	54,952
Eclipsys Corp.(a)	1,650	41,762
EPIQ Systems, Inc.(a) (b)	2,300	40,043
Fair Isaac Corp.	4,337	139,435
FalconStor Software, Inc.(a) (b)	5,120	57,651
Fidelity National Information Services, Inc.	1,500	62,385
Informatica Corp.(a)	11,670	210,293
InnerWorkings, Inc.(a)	980	16,915
Interactive Intelligence, Inc.(a)	2,210	58,234
Intuit, Inc.(a)	6,210	196,298
JDA Software Group, Inc.(a)	2,690	55,037
Lawson Software, Inc.(a)	19,330	197,939

	Number of Shares	Market Value
ManTech International Corp. Cl. A(a)	4,780	$209,460
MicroStrategy, Inc. Cl. A(a)	2,254	214,355
NAVTEQ Corp.(a)	580	43,848
Noah Education Holdings Ltd. ADR (China)(a) (b)	2,360	19,022
Novell, Inc.(a)	20,710	142,278
Nuance Communications, Inc.(a) (b)	2,700	50,436
Omnicell, Inc.(a)	5,240	141,113
Omniture, Inc.(a) (b)	5,130	170,778
Open Text Corp.(a) (b)	4,723	148,538
Parametric Technology Corp.(a)	1,200	21,420
Phase Forward, Inc.(a)	4,985	108,424
Progress Software Corp.(a)	2,200	74,096
PROS Holdings, Inc.(a)	2,400	47,088
Quality Systems, Inc.(b)	230	7,013
Quest Software, Inc.(a) (b)	5,400	99,576
Red Hat, Inc.(a)	7,320	152,549
Salesforce.com, Inc.(a)	1,850	115,977
Soundbite Communications, Inc.(a)	1,600	11,040
SPSS, Inc.(a)	2,473	88,805
Sybase, Inc.(a)	4,350	113,492
Synchronoss Technologies, Inc.(a)	2,770	98,169
Taleo Corp., Cl. A(a)	2,170	64,623
THE9 Ltd. ADR (Cayman Islands)(a) (b)	2,580	55,006
THQ, Inc.(a)	2,750	77,523
Tyler Technologies, Inc.(a)	3,890	50,142
Ultimate Software Group, Inc.(a)	1,770	55,702
Wind River Systems, Inc.(a)	8,650	77,245
		6,276,314
Telecommunications — 5.2%
ADC Telecommunications, Inc.(a)	12,650	196,708
ADTRAN, Inc.(b)	10,180	217,648
Alaska Communications Systems Group, Inc.	4,160	62,400
Anaren, Inc.(a)	29	478
Anixter International, Inc.(a)	250	15,568
Arris Group, Inc.(a)	1,390	13,872
Atheros Communications, Inc.(a)	1,420	43,367
Atlantic Tele-Network, Inc.	1,290	43,576
Cbeyond, Inc.(a)	4,720	184,033
Centennial Communications Corp.(a)	7,620	70,790

(Continued)

The accompanying notes are an integral part of the financial statements.

35

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
CenturyTel, Inc.	2,909	$120,607
Cincinnati Bell, Inc.(a)	46,899	222,770
CommScope, Inc.(a) (b)	2,846	140,052
Comtech Telecommunications(a)	4,680	252,767
Consolidated Communications Holdings, Inc.	1,670	33,233
CPI International, Inc.(a)	560	9,576
Embarq Corp.	3,710	183,756
EMS Technologies, Inc.(a)	1,916	57,940
Extreme Networks, Inc.(a)	12,150	43,011
Fairpoint Communications, Inc.	880	11,458
Foundry Networks, Inc.(a)	8,720	152,774
GeoEye, Inc.(a)	1,930	64,945
Globecomm Systems Inc.(a)	590	6,903
Harmonic, Inc.(a)	10,290	107,839
Hypercom Corp.(a)	160	797
InterDigital, Inc.(a)	3,740	87,254
Iowa Telecommunications Services, Inc.	2,450	39,837
Ixia(a)	2,420	22,942
Loral Space & Communications(a)	410	14,043
Mastec, Inc.(a)	4,140	42,104
Netgear, Inc.(a)	670	23,899
Network Equipment Technologies, Inc.(a)	4,430	37,301
NeuStar, Inc. Cl. A(a)	3,010	86,327
North Pittsburgh Systems, Inc.	153	3,472
Novatel Wireless, Inc.(a)	3,350	54,270
NTELOS Holdings Corp.	5,140	152,607
PAETEC Holding Corp.(a)	1,390	13,553
Plantronics, Inc.	6,470	168,220
Premiere Global Services, Inc.(a)	12,400	184,140
Qwest Communications International, Inc.(a) (b)	5,800	40,658
RF Micro Devices, Inc.(a) (b)	31,880	182,035
Rural Cellular Corp. Cl. A(a)	600	26,454
Shenandoah Telecom Co.	90	2,158
ShoreTel, Inc.(a) (b)	2,720	37,998
Surewest Communications	20	342
Switch & Data Facilities Co., Inc.(a) (b)	580	9,292
Syniverse Holdings, Inc.(a)	10,510	163,746
Telephone and Data Systems, Inc.	2,590	162,134
Tellabs, Inc.(a)	8,680	56,767

	Number of Shares	Market Value
Time Warner Telecom, Inc. Cl. A(a)	1,000	$20,290
USA Mobility, Inc.(a)	470	6,721
UTStarcom, Inc.(a) (b)	1,450	3,988
Viasat, Inc.(a)	3,249	111,863
Vonage Holdings Corp.(a)	520	1,196
Windstream Corp.	5,480	71,350
		4,083,829
Textiles — 0.1%
Mohawk Industries, Inc.(a) (b)	1,290	95,976
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.(a) (b)	2,450	57,845
Marvel Entertainment, Inc.(a) (b)	5,595	149,442
RC2 Corp.(a)	1,380	38,737
		246,024
Transportation — 1.0%
ABX Air, Inc.(a)	2,670	11,161
Atlas Air Worldwide Holdings, Inc.(a)	1,880	101,934
CAI International, Inc.(a)	2,450	25,774
Con-way, Inc.	1,260	52,340
Dynamex, Inc.(a)	20	541
Excel Maritime Carriers Ltd.(b)	2,440	98,064
Genco Shipping & Trading Ltd.(b)	520	28,475
Gulfmark Offshore, Inc.(a)	3,100	145,049
Horizon Lines, Inc. Cl. A	560	10,438
Hub Group, Inc. Cl. A(a)	2,361	62,755
Knightsbridge Tankers Ltd.(b)	340	8,211
Landstar System, Inc.	3,200	134,880
Pacer International, Inc.	2,570	37,522
TBS International Ltd.(a)	500	16,530
Tidewater, Inc.	838	45,973
		779,647
TOTAL EQUITIES (Cost $76,618,027)		77,843,917
WARRANTS — 0.0%
Mining
Redcorp Ventures, Ltd. Warrants, Expires 7/10/2009, Strike 0.65 CAD	34,150	2,258
TOTAL WARRANTS (Cost $0)		2,258
TOTAL LONG TERM INVESTMENTS (Cost $76,618,027)		77,846,175

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 19.0%
Cash Equivalents — 18.4%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$344,066	$344,066
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	344,066	344,066
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	206,440	206,440
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	275,260	275,260
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	275,253	275,253
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	172,033	172,033
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	172,033	172,033
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	481,693	481,693
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	275,253	275,253
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	206,440	206,440
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	172,033	172,033
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	206,440	206,440
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	206,440	206,440
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	206,440	206,440
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	206,440	206,440
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	275,253	275,253

(Continued)

The accompanying notes are an integral part of the financial statements.

36

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$344,066	$344,066
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,462,282	1,462,282
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	275,253	275,253
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	206,440	206,440
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	172,033	172,033
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	309,660	309,660
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	103,220	103,220
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	344,066	344,066
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	344,066	344,066
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	344,066	344,066
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	206,440	206,440
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	206,440	206,440
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	240,846	240,846
Reserve Primary Money Market Fund(c)	817,674	817,674
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	344,066	344,066
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	172,033	172,033
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	172,033	172,033

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$275,253	$275,253
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	240,846	240,846
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	240,846	240,846
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	2,025,990	2,025,990
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	344,066	344,066
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	137,627	137,627
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	344,066	344,066
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	344,066	344,066
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	172,033	172,033
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	240,846	240,846
		14,455,906
Repurchase Agreements — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	463,256	463,256
TOTAL SHORT-TERM INVESTMENTS (Cost $14,919,162)		14,919,162
TOTAL INVESTMENTS — 118.1% (Cost $91,537,189)(f)		92,765,337
Other Assets/ (Liabilities) — (18.1%)		(14,198,614)
NET ASSETS — 100.0%		$78,566,723

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $463,322. Collateralized by a U.S. Government Agency obligation with a rate of 5.375%, maturity date of 1/15/2035, and an aggregate market value, including accrued interest, of $473,284.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MML Small Company Opportunities Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 94.7%
COMMON STOCK — 94.7%
Aerospace & Defense — 4.0%
Ducommun, Inc.(a)	59,600	$2,264,800
The Allied Defense Group, Inc.(a) (b)	190,500	1,099,185
		3,363,985
Banks — 8.0%
Bank of the Ozarks, Inc.(b)	28,300	741,460
Boston Private Financial Holdings, Inc.(b)	55,200	1,494,816
Capital Corp. of the West(b)	61,300	1,191,059
CoBiz Financial, Inc.	78,300	1,164,321
MetroCorp Bancshares, Inc.	80,400	1,045,200
Northrim BanCorp, Inc.	48,880	1,042,122
		6,678,978
Building Materials — 2.2%
LSI Industries, Inc.	61,700	1,122,940
US Concrete, Inc.(a)	204,200	679,986
		1,802,926
Chemicals — 3.5%
Omnova Solutions, Inc.(a)	294,600	1,299,186
Penford Corp.	62,468	1,598,556
		2,897,742
Commercial Services — 10.8%
ABM Industries, Inc.	68,700	1,400,793
Carriage Services, Inc.(a)	157,700	1,387,760
CDI Corp.	55,800	1,353,708
Hill International, Inc.(a)	92,300	1,307,891
Landauer, Inc.	30,800	1,596,980
Mac-Gray Corp.(a)	78,600	885,036
Standard Parking Corp.(a)	21,942	1,063,968
		8,996,136
Computers — 2.2%
Printronix, Inc.	115,900	1,837,015
Diversified Financial — 1.3%
SWS Group, Inc.	87,800	1,112,426
Electric — 3.2%
Central Vermont Public Service Corp.(b)	41,700	1,286,028
Unitil Corp.	47,700	1,354,680
		2,640,708
Electronics — 8.1%
Keithley Instruments, Inc.	123,600	1,196,448
LaBarge, Inc.(a)	137,000	1,970,060

	Number of Shares	Market Value
Nu Horizons Electronics Corp.(a)	171,688	$1,193,232
OSI Systems, Inc.(a)	88,700	2,347,889
		6,707,629
Entertainment — 2.2%
Steinway Musical Instruments, Inc.	65,800	1,814,106
Foods — 3.2%
Rocky Mountain Chocolate Factory, Inc.	78,000	1,238,640
United Natural Foods, Inc.(a) (b)	45,700	1,449,604
		2,688,244
Forest Products & Paper — 2.0%
Buckeye Technologies, Inc.(a)	21,800	272,500
Schweitzer-Mauduit International, Inc.	54,900	1,422,459
		1,694,959
Hand & Machine Tools — 1.2%
Hardinge, Inc.	60,500	1,015,190
Health Care – Products — 3.2%
Kensey Nash Corp.(a)	41,700	1,247,664
Young Innovations, Inc.	59,700	1,427,427
		2,675,091
Housewares — 1.8%
Libbey, Inc.(b)	96,200	1,523,808
Insurance — 1.1%
National Interstate Corp.	27,800	920,180
Iron & Steel — 2.8%
Universal Stainless & Alloy(a)	64,800	2,304,936
Machinery – Diversified — 2.3%
Columbus McKinnon Corp.(a)	59,860	1,952,633
Manufacturing — 5.4%
ESCO Technologies, Inc.(a) (b)	43,200	1,725,408
LSB Industries, Inc.(a) (b)	30,600	863,532
Quixote Corp.	100,063	1,900,196
		4,489,136
Metal Fabricate & Hardware — 1.5%
NN, Inc.	136,067	1,281,751

	Number of Shares	Market Value
Oil & Gas — 1.1%
Goodrich Petroleum Corp.(a) (b)	42,000	$950,040
Oil & Gas Services — 1.6%
Gulf Island Fabrication, Inc.	42,700	1,354,017
Retail — 11.2%
Benihana, Inc. Cl. A(a)	90,900	1,158,975
Casual Male Retail Group, Inc.(a) (b)	184,100	953,638
Duckwall-Alco Stores, Inc.(a)	68,920	2,199,926
Kenneth Cole Productions, Inc. Cl. A(b)	79,600	1,392,204
Movado Group, Inc.	46,110	1,166,122
O'Charley's, Inc.	89,000	1,333,220
Rush Enterprises, Inc. Cl. A(a)	59,850	1,088,073
		9,292,158
Savings & Loans — 0.7%
Harrington West Financial Group, Inc.	47,600	535,500
Semiconductors — 1.4%
Cohu, Inc.	76,400	1,168,920
Telecommunications — 5.5%
Comtech Telecommunications(a)	27,500	1,485,275
EMS Technologies, Inc.(a)	62,700	1,896,048
Hypercom Corp.(a)	242,000	1,205,160
		4,586,483
Textiles — 1.3%
Dixie Group, Inc.(a)	129,500	1,069,670
Transportation — 1.9%
Frozen Food Express Industries, Inc.	75,689	446,565
Saia, Inc.(a)	84,600	1,125,180
		1,571,745
TOTAL EQUITIES (Cost $90,484,426)		78,926,112

(Continued)

The accompanying notes are an integral part of the financial statements.

38

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 20.1%
Cash Equivalents — 14.9%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$295,055	$295,055
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	295,055	295,055
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	177,033	177,033
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	236,044	236,044
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	236,044	236,044
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	147,528	147,528
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	147,528	147,528
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	413,077	413,077
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	236,044	236,044
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	177,033	177,033
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	147,528	147,528
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	177,033	177,033
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	177,033	177,033
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	177,033	177,033
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	177,033	177,033
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	236,044	236,044

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$295,055	$295,055
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,253,985	1,253,985
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	236,044	236,044
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	177,033	177,033
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	147,528	147,528
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	265,550	265,550
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	88,517	88,517
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	295,056	295,056
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	295,056	295,056
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	295,056	295,056
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	177,034	177,034
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	177,033	177,033
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	206,539	206,539
Reserve Primary Money Market Fund(c)	701,199	701,199
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	295,055	295,055
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	147,528	147,528
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	147,528	147,528

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$236,044	$236,044
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	206,539	206,539
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	206,539	206,539
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,737,395	1,737,395
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	295,055	295,055
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	118,022	118,022
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	295,055	295,055
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	295,055	295,055
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	147,528	147,528
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	206,539	206,539
		12,396,712
Repurchase Agreements — 5.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	4,364,812	4,364,812
TOTAL SHORT-TERM INVESTMENTS (Cost $16,761,524)		16,761,524
TOTAL INVESTMENTS — 114.8% (Cost $107,245,950)(f)		95,687,636
Other Assets/ (Liabilities) — (14.8%)		(12,302,358)
NET ASSETS — 100.0%		$83,385,278

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $4,365,430. Collateralized by a U.S. Government Agency obligation with a rate of 5.378%, maturity date of 01/15/2036, and an aggregate market value, including accrued interest, of $4,453,459.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

40

[This page is intentionally left blank.]

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

December 31, 2007

	MML Inflation- Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$339,896,721	$43,981,613	$77,846,175	$78,926,112
Short-term investments, at value (Note 2)(b)	15,020,344	2,295,179	14,919,162	16,761,524
Total investments(c)	354,917,065	46,276,792	92,765,337	95,687,636
Cash	18,383	716	11,889	11,935
Receivables from:
Investments sold	-	-	1,494,940	195,153
Investment adviser (Note 3)	-	8,917	71,965	-
Fund shares sold	253,008	11,199	19,471	37,199
Interest and dividends	2,486,117	66,273	96,657	67,524
Foreign taxes withheld	-	4	7	-
Total assets	357,674,573	46,363,901	94,460,266	95,999,447
Liabilities:
Payables for:
Investments purchased	-	-	1,283,781	83,717
Fund shares repurchased	12,435,560	42,082	38,975	11,023
Securities on loan (Note 2)	9,068,300	2,267,881	14,455,906	12,396,712
Trustees' fees and expenses (Note 3)	3,202	1,313	8,860	3,360
Affiliates (Note 3):
Investment management fees	161,560	20,550	43,660	85,842
Accrued expense and other liabilities	37,425	34,641	62,361	33,515
Total liabilities	21,706,047	2,366,467	15,893,543	12,614,169
Net assets	$335,968,526	$43,997,434	$78,566,723	$83,385,278
Net assets consist of:
Paid-in capital	$335,577,687	$42,773,817	$77,802,626	$93,813,930
Undistributed net investment income (distributions in excess of net investment income)	(3,200)	(1,022)	24,586	(3,102)
Accumulated net realized gain (loss) on investments	(1,053,572)	(685,607)	(488,622)	1,132,764
Net unrealized appreciation (depreciation) on investments	1,447,611	1,910,246	1,228,133	(11,558,314)
Net assets	$335,968,526	$43,997,434	$78,566,723	$83,385,278
Shares outstanding	31,800,433	4,348,306	8,714,866	7,418,424
Net asset value, offering price and redemption price per share	$10.56	$10.12	$9.02	$11.24
(a) Cost of investments - unaffiliated issuers:	$338,449,110	$42,071,367	$76,618,027	$90,484,426
(b) Cost of short-term investments:	$15,020,344	$2,295,179	$14,919,162	$16,761,524
(c) Securities on loan with market value of:	$8,843,731	$2,186,512	$13,637,403	$11,702,808

The accompanying notes are an integral part of the financial statements.
42

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MML Inflation- Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Investment Income (Note 2):
Dividends(a)	$-	$866,648	$1,238,280	$538,533
Interest	14,335,326	1,042	19,130	216,892
Securities lending net income	59,173	5,894	83,573	119,402
Total investment income	14,394,499	873,584	1,340,983	874,827
Expenses (Note 3):
Investment management fees (Note 3)	1,592,245	253,759	569,185	963,796
Custody fees	18,357	19,495	177,323	18,454
Trustee reporting	1,156	1,177	1,177	1,178
Audit and legal fees	35,751	34,028	33,083	33,401
Proxy fees	570	970	970	970
Shareholder reporting fees	21,963	3,838	9,377	8,287
Trustees' fees (Note 3)	38,452	7,458	13,557	14,232
Total expenses	1,708,494	320,725	804,672	1,040,318
Expenses waived (Note 3):	-	(16,215)	(139,162)	-
Net expenses	1,708,494	304,510	665,510	1,040,318
Net investment income (loss)	12,686,005	569,074	675,473	(165,491)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(384,144)	3,758,624	5,746,617	19,987,992
Foreign currency transactions	-	-	(2,266)	-
Net realized gain (loss)	(384,144)	3,758,624	5,744,351	19,987,992
Net change in unrealized appreciation (depreciation) on:
Investments	9,284,264	(2,283,143)	(7,002,570)	(26,312,076)
Translation of assets and liabilities in foreign currencies	-	-	64	-
Net unrealized appreciation (depreciation)	9,284,264	(2,283,143)	(7,002,506)	(26,312,076)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,900,120	1,475,481	(1,258,155)	(6,324,084)
Net increase (decrease) in net assets resulting from operations	$21,586,125	$2,044,555	$(582,682)	$(6,489,575)
(a) Net of withholding tax of:	$-	$18	$977	$-

The accompanying notes are an integral part of the financial statements.
43

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Inflation-Protected Bond Fund		MML Enhanced Index Core Equity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,686,005	$7,492,828	$569,074	$489,443
Net realized gain (loss) on investment transactions	(384,144)	(2,349,136)	3,758,624	1,549,892
Net change in unrealized appreciation (depreciation) on investments	9,284,264	(2,901,141)	(2,283,143)	3,131,770
Net increase (decrease) in net assets resulting from operations	21,586,125	2,242,551	2,044,555	5,171,105
Distributions to shareholders (Note 2):
From net investment income	(12,539,749)	(7,995,681)	(567,012)	(483,669)
From net realized gains	-	-	(4,257,159)	(1,526,221)
Tax return of capital	(22,503)	-	(4,024)	-
Net fund share transactions (Note 5)	94,624,657	66,766,174	275,351	24,556,594
Total increase (decrease) in net assets	103,648,530	61,013,044	(2,508,289)	27,717,809
Net assets:
Beginning of year	232,319,996	171,306,952	46,505,723	18,787,914
End of year	$335,968,526	$232,319,996	$43,997,434	$46,505,723
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(3,200)	$31,300	$(1,022)	$245

The accompanying notes are an integral part of the financial statements.

44

	MML Small Cap Equity Fund		MML Small Company Opportunities Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$675,473	$349,774	$165,491)	$(252,182)
Net realized gain (loss) on investment transactions	5,744,351	22,184,476	19,987,992	8,498,090
Net change in unrealized appreciation (depreciation) on investments	(7,002,506)	(13,326,193)	(26,312,076)	3,488,461
Net increase (decrease) in net assets resulting from operations	(582,682)	9,208,057	(6,489,575)	11,734,369
Distributions to shareholders (Note 2):
From net investment income	(613,381)	(340,572)	-	-
From net realized gains	(7,354,131)	(21,328,611)	(19,983,625)	(8,850,246)
Tax return of capital	-	-	-	-
Net fund share transactions (Note 5)	(1,205,001)	7,724,830	19,640,058	13,582,791
Total increase (decrease) in net assets	(9,755,195)	(4,736,296)	(6,833,142)	16,466,914
Net assets:
Beginning of year	88,321,918	93,058,214	90,218,420	73,751,506
End of year	$78,566,723	$88,321,918	$83,385,278	$90,218,420
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$24,586	$8,646	$(3,102)	$(3,102)

45

MML Series Investment Fund II – Financial Highlights
(For a share outstanding throughout each period)

MML Inflation-Protected Bond Fund

	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$10.27	$10.57	$10.91	$10.72	$10.23
Income (loss) from investment operations:
Net investment income (loss)	0.47 ***	0.38 ***	0.79 ***	0.36	0.23
Net realized and unrealized gain (loss) on investments	0.27	(0.28)	(0.62)	0.29	0.50
Total income from investment operations	0.74	0.10	0.17	0.65	0.73
Less distributions to shareholders:
From net investment income	(0.45)	(0.40)	(0.51)	(0.40)	(0.23)
From net realized gains	-	-	(0.00)†	(0.06)	(0.01)
Tax return of capital	(0.00)†	-	(0.00)†	-	-
Total distributions	(0.45)	(0.40)	(0.51)	(0.46)	(0.24)
Net asset value, end of year	$10.56	$10.27	$10.57	$10.91	$10.72
Total Return(a)	7.51%	0.97%	1.61%	6.25%	7.01%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$335,969	$232,320	$171,307	$88,838	$35,436
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.61%	0.63%	0.66%	0.78%
After expense waiver	N/A	N/A	N/A	N/A	0.71	% #
Net investment income (loss) to average daily net assets	4.51%	3.67%	7.29%	3.69%	2.53%
Portfolio turnover rate	10%	10%	2%	15%	25%

MML Enhanced Index Core Equity Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.84		$9.75		$9.83		$8.99		$7.13
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.14	***	0.13		0.13		0.08
Net realized and unrealized gain (loss) on investments	0.35		1.44		0.41		0.84		1.86
Total income (loss) from investment operations	0.49		1.58		0.54		0.97		1.94
Less distributions to shareholders:
From net investment income	(0.13)		(0.12)		(0.12)		(0.13)		(0.08)
From net realized gains	(1.08)		(0.37)		(0.50)		-		-
Tax return of capital	(0.00	)†	-		-		-		-
Total distributions	(1.21)		(0.49)		(0.62)		(0.13)		(0.08)
Net asset value, end of year	$10.12		$10.84		$9.75		$9.83		$8.99
Total Return(a)	4.43%		16.18%		5.53%		10.81%		27.19%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$43,997		$46,506		$18,788		$18,156		$16,083
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.70%		0.81%		0.81%		0.80%
After expense waiver	0.66	% #	0.66	% #	0.66	% #	0.66	% #	0.66	% #
Net investment income (loss) to average daily net assets	1.23%		1.36%		1.28%		1.43%		1.14%
Portfolio turnover rate	155%		123%		144%		120%		78%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Small Cap Equity Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$10.09		$12.05		$12.71	$11.14	$8.50
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.05	***	0.03 ***	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.17)		1.24		(0.05)	1.80	2.64
Total income (loss) from investment operations	(0.09)		1.29		(0.02)	1.82	2.66
Less distributions to shareholders:
From net investment income	(0.07)		(0.05)		(0.03)	(0.02)	(0.02)
From net realized gains	(0.91)		(3.20)		(0.61)	(0.23)	-
Total distributions	(0.98)		(3.25)		(0.64)	(0.25)	(0.02)
Net asset value, end of year	$9.02		$10.09		$12.05	$12.71	$11.14
Total Return(a)	(1.20)%		10.50%		(0.21)%	16.36%	31.29%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$78,567		$88,322		$93,058	$100,915	$85,904
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.91%		0.71%	0.71%	0.73%
After expense waiver	0.76	% #	0.76	% #	N/A	N/A	0.73	% (b)
Net investment income (loss) to average daily net assets	0.77%		0.38%		0.25%	0.17%	0.20%
Portfolio turnover rate	118%		162%		27%	39%	43%

MML Small Company Opportunities Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$15.69		$15.08		$15.19	$13.79	$10.13
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.05	) ***	(0.06)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.99)		2.35		1.71	2.62	4.32
Total income (loss) from investment operations	(1.02)		2.30		1.65	2.55	4.28
Less distributions to shareholders:
From net realized gains	(3.43)		(1.69)		(1.76)	(1.15)	(0.62)
Net asset value, end of year	$11.24		$15.69		$15.08	$15.19	$13.79
Total Return(a)	(7.07)%		15.42%		10.94%	18.83%	42.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$83,385		$90,218		$73,752	$63,331	$43,172
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.12%		1.14%	1.15%	1.18%
After expense waiver	N/A		N/A		N/A	NA	1.16	% #
Net investment income (loss) to average daily net assets	(0.18)%		(0.31)%		(0.44)%	(0.55)%	(0.38)%
Portfolio turnover rate	155%		55%		56%	59%	57%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

47

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML II Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of MML II Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund") and MML Small Company Opportunities Fund ("Small Company Opportunities Fund").

MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

48

Notes to Financial Statements (Continued)

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Inflation-Protected Bond Fund	$8,843,731	$9,068,300
Enhanced Index Core Equity Fund	2,186,512	2,267,881
Small Cap Equity Fund	13,637,403	14,455,906
Small Company Opportunities Fund	11,702,808	12,396,712
	$36,370,454	$38,188,799

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

MML II Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2007, the MML II Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Inflation-Protected Bond Fund	$786,466	$727,293	$59,173
Enhanced Index Core Equity Fund	181,720	175,826	5,894
Small Cap Equity Fund	825,287	741,714	83,573
Small Company Opportunities Fund	823,647	704,245	119,402
	$2,617,120	$2,349,078	$268,042

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net

49

Notes to Financial Statements (Continued)

realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund and annually for the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Inflation-Protected Bond Fund	$(22,503)	$180,756	$(158,253)
Enhanced Index Core Equity Fund	(4,025)	3,330	695
Small Cap Equity Fund	(4,246)	50,398	(46,152)
Small Company Opportunities Fund	-	(165,491)	165,491

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

50

Notes to Financial Statements (Continued)

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

At December 31, 2007, the Funds had no open forward foreign currency contracts.

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

Financial Futures Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

At December 31, 2007, the Funds had no open futures contracts.

Inflation-Indexed Bonds  The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

51

Notes to Financial Statements (Continued)

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

52

Notes to Financial Statements (Continued)

3.  Management
Fees and Other Transactions

Investment Management Fees
   Under agreements between MML II Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Inflation-Protected Bond Fund's and the Enhanced Index Core Equity Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets of the Inflation-Protected Bond Fund. For the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% on the first $50 million, 0.25% on the next $50 million, and 0.20% on any excess over $100 million. For purposes of this sub-advisory agreement, "Aggregate Assets" means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

Prior to March 1, 2007, Babson Capital managed the investment and reinvestment of the assets of the Enhanced Index Core Equity Fund and received fees equal to an annual rate of 0.25% of average daily net assets.

MassMutual has entered into investment sub-advisory agreements with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser providing day-to-day management of each Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Small Cap Equity Fund and 0.75% of the average daily net assets of the Small Company Opportunities Fund.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

53

Notes to Financial Statements (Continued)

Expense Waivers
   MassMutual has agreed to bear the expenses of the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation expenses and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund* fees and expenses, in excess of 0.11% of the average daily net asset values of each Fund through April 30, 2008. This agreement cannot be terminated unilaterally by MassMutual.

During the period, from January 1, 2007 through April 30, 2007, MassMutual agreed to bear the expenses of the Inflation-Protected Bond Fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Fund.

*Acquired Fund fees and expenses represent approximate expenses borne indirectly by a Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of a Fund's investments among other pooled investment vehicles.

Other
   Certain Officers and Trustees of the Funds are also Officers of MassMutual. The compensation of each Trustee who is not an Officer of MassMutual is borne by the Funds.

4.  Purchases and Sales of
Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Inflation-Protected Bond Fund	$91,372,385	$34,171,495	$16,540,202	$12,053,719
Enhanced Index Core Equity Fund	-	71,243,486	-	75,010,830
Small Cap Equity Fund	-	102,553,958	-	111,191,030
Small Company Opportunities Fund	-	134,634,839	-	131,613,736

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Inflation-Protected Bond Fund
Sold	11,307,026	$116,873,418	8,757,004	$91,267,527
Issued as reinvestment of dividends	1,222,086	12,562,252	776,222	7,995,681
Redeemed	(3,341,494)	(34,811,013)	(3,127,296)	(32,497,034)
Net increase (decrease)	9,187,618	$94,624,657	6,405,930	$66,766,174
Enhanced Index Core Equity Fund
Sold	230,515	$2,577,484	2,688,637	$27,842,459
Issued as reinvestment of dividends	463,943	4,828,195	185,091	2,009,890
Redeemed	(636,371)	(7,130,328)	(510,169)	(5,295,755)
Net increase (decrease)	58,087	$275,351	2,363,559	$24,556,594
Small Cap Equity Fund
Sold	695,612	$7,273,635	619,572	$7,786,261
Issued as reinvestment of dividends	842,775	7,967,512	2,123,583	21,669,183
Redeemed	(1,577,217)	(16,446,148)	(1,711,718)	(21,730,614)
Net increase (decrease)	(38,830)	$(1,205,001)	1,031,437	$7,724,830
Small Company Opportunities Fund
Sold	840,166	$13,122,114	835,553	$13,318,761
Issued as reinvestment of dividends	1,708,188	19,983,625	562,937	8,850,246
Redeemed	(880,817)	(13,465,681)	(537,870)	(8,586,216)
Net increase (decrease)	1,667,537	$19,640,058	860,620	$13,582,791

54

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation-Protected Bond Fund	$353,153,479	$8,028,577	$(6,264,991)	$1,763,586
Enhanced Index Core Equity Fund	44,590,920	3,474,873	(1,789,001)	1,685,872
Small Cap Equity Fund	91,806,339	7,872,391	(6,913,393)	958,998
Small Company Opportunities Fund	107,246,752	4,269,851	(15,828,967)	(11,559,116)

At December 31, 2007, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2014	Expiring 2015
Inflation-Protected Bond Fund	$608,772	$760,775

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Inflation-Protected Bond Fund	$12,539,749	$-	$22,503
Enhanced Index Core Equity Fund	3,361,222	1,462,949	4,024
Small Cap Equity Fund	5,768,746	2,198,766	-
Small Company Opportunities Fund	5,685,398	14,298,227	-

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Inflation-Protected Bond Fund	$7,995,681	$-	$-	$-
Enhanced Index Core Equity Fund	1,007,214	1,002,676	-	-
Small Cap Equity Fund	340,572	21,328,611	-	-
Small Company Opportunities Fund	1,180,810	7,669,436	-	-

55

Notes to Financial Statements (Continued)

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Inflation-Protected Bond Fund	$-	$(1,369,547)	$(3,200)	$1,763,586
Enhanced Index Core Equity Fund	-	-	(462,255)	1,685,872
Small Cap Equity Fund	2,320	-	(197,206)	958,983
Small Company Opportunities Fund	260,915	872,651	(3,102)	(11,559,116)

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended December 31, 2007:

Long Term Capital Dividend
Enhanced Index Core Equity Fund	$1,462,949
Small Cap Equity Fund	2,198,766
Small Company Opportunities Fund	14,298,227

The following Funds elected to defer to January 1, 2008 post-October capital losses:

Amount
Enhanced Index Core Equity Fund	$461,075
Small Cap Equity Fund	188,589

During the year ended December 31, 2007 the Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability required for the recognition for unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Funds.

To the extent required, the Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006, respectively.

7.  Indemnifications   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.  New Accounting Pronouncements
    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures

56

Notes to Financial Statements (Continued)

about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

9.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

10.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund (collectively the "Funds"), four of the funds comprising the MML Series Investment Fund II ("MML II Trust"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2008

58

Trustees and Officers (Unaudited)

The following table lists MML II Trust's Trustees and Officers as of December 31, 2007; their address and age; their position with MML II Trust; the length of time holding that position with MML II Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML II Trust's Statement of Additional Information includes additional information about MML II Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Ronald J. Abdow*** Age: 76	Trustee of MML II Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	32	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	Nabil N. El-Hage Age: 49	Chairman Trustee of MML II Trust	Since 2006 Since 2005	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	32	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 53	Trustee of MML II Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	32	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	C. Ann Merrifield Age: 56	Trustee of MML II Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	32	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

59

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Corine T. Norgaard Age: 70	Trustee of MML II Trust	Since 2005	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	34	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Frederick C. Castellani Age: 61	Vice Chairman, Trustee, and Vice President of MML II Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	87	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006) MML Series Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

60

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 45	President of MML II Trust	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series Investment Fund (open-end investment company).	32

	Nicholas H. Palmerino Age: 42	Chief Financial Officer and Treasurer of MML II Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company).	87

	Kristin L. Fafard Age: 41	Vice President of MML II Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2000-2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company).	87

	Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer of MML II Trust	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2005-2006), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	87

	John E. Deitelbaum Age: 39	Vice President, Clerk and Chief Legal Officer of MML II Trust	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MassMutual Premier Funds (open-end investment company).	87

61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 41	Vice President of MML II Trust	Since 2006	Corporate Vice President (since 2007),Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MassMutual Premier Funds (open-end investment company).	87

Stephen J. Brunette Age: 37	Vice President of MML II Trust	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund (open-end investment company).	32

*  The address of each Trustee and Principal Officer is the same as that for MML II Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML II Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

***  Retired as of December 31, 2007.

62

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2007 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Enhanced Index Core Equity Fund	24.15%
Small Cap Equity Fund	10.94%
Small Company Opportunities Fund	8.19%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2007:

Fund Name	Qualified Dividend Income
Enhanced Index Core Equity Fund	21.60%
Small Cap Equity Fund	10.13%
Small Company Opportunities Fund	7.10%

63

Other Information (Unaudited)

Fund Expenses December 31, 2007

Expense Examples	The following information is in regards to expenses for the six months ended December 31, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended December 31, 2007.

Actual Expenses	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected Bond Fund	$1,000.00	0.61%	$1,070.00	$3.18	$1,022.13	$3.11
Enhanced Index Core Equity Fund	$1,000.00	0.66%	$986.90	$3.31	$1,021.88	$3.36
Small Cap Equity Fund	$1,000.00	0.76%	$899.10	$3.64	$1,021.37	$3.87
Small Company Opportunities Fund	$1,000.00	1.16%	$877.90	$5.49	$1,019.36	$5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2007, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

64

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

© 2008 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_II 208
C:13867-00

MML Series
Investment Fund II

Annual Report

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

This annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2007

| insure | invest | retire |

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Money Market Fund	15

MML Managed Bond Fund	16

MML Blend Fund	25

MML Equity Fund	37

Statement of Assets and Liabilities	40

Statement of Operations	41

Statement of Changes in Net Assets	42

Financial Highlights	44

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	60

Trustees and Officers (Unaudited)	61

Federal Tax Information (Unaudited)	65

Other Information (Unaudited)	66

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

To Our Shareholders

December 31, 2007

Richard J. Byrne

Given the numerous challenges the market presented to investors in 2007, we believe current market conditions emphasize the critical nature of maintaining a disciplined focus on a long-term investment strategy. Financial professionals recommend that investment strategies align with an individual's risk tolerance, financial goals and time horizon – employing diversification based on these factors. It is extremely difficult to predict future market conditions, so developing and maintaining an appropriate investment strategy is key during periods of market volatility.

2007's challenging environment

Equities and fixed-income investments both advanced in 2007, although stocks in the U.S. stumbled in the last few months of the year. For the 12-month period ended December 31, 2007, the Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, returned 6.43% and the S&P 500® Index, a measure of U.S. large-cap stock performance, gained 5.49%. The leader in the U.S. equity markets was the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which advanced 9.81%. In foreign developed equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperformed most of its U.S. counterparts with its 11.17% return. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, advanced 6.97%.*

Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow declined slightly; conversely, the S&P 500 Index and the NASDAQ each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the MSCI EAFE Index. Investor concerns about the weak housing market and subprime lender problems caused higher-quality bond prices to rally and yields to ease. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In this environment, the Lehman Brothers Aggregate Bond Index posted a positive return for the first quarter of 2007.

Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. Performance was mixed among fixed-income categories, but investors favored shorter-term bonds.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers Aggregate Bond Index advance for the quarter.

The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter. In this environment, higher-quality bonds performed well amid growing concerns about a slowing economy and even a possible recession in the United States. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

A look back at 2007 as we head into 2008

Above all, 2007 was a year in which the subprime mortgage situation developed from a concern into a full-blown crisis. There had been speculation for some time that many subprime mortgages, with their low teaser interest rates scheduled to reset at much higher levels, were a potential threat to borrowers and, by extension, those who invested in securities backed by those loans. The dangers of subprime borrowing didn't seem to grab investors' attention, however, until the situation got bad enough to damage the earnings of some of Wall Street's largest and strongest blue-chip financial companies – such as Bear Stearns, Citigroup, Merrill Lynch, Morgan Stanley and Wachovia. Fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October 2007 to a 6.1% drop as of December 31, 2007, mainly due to the deteriorating environment in the financial sector. This movement represented the largest quarterly shift since 1999, according to Reuters Estimates.

Outlook

While the fourth-quarter earnings outlook was scaled back considerably, consensus estimates for 2008 remained upbeat, particularly for the second half of the year. Those forecasts assume that the economy will avoid a recession, in part because of an accommodative Fed. While the Fed has demonstrated its willingness to lower interest rates in order to head off a recession, inflationary pressures could limit the central bank's choices going forward. We are cautious, but the truth is that we cannot predict when recessions will occur. It is also true that stocks can perform well during a slowdown as long as economic activity doesn't decelerate too much. Given the difficulty of predicting future market conditions, you may want to consider consulting your financial representative. He or she can work with you to develop a course of action that will help you stay invested for the long term, according to a plan that fits your risk tolerance, time horizon and financial objectives.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of the MML Money Market Fund – and who is the Fund's sub-adviser?
   The Fund seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The Fund invests in high-quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 4.72%, nearly in line with the 4.76% return of the Lipper Taxable Money Market Fund Index, an unmanaged index of taxable money market mutual funds.

What was the investment background during the period?
   Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply. During the second quarter of 2007, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news, as most U.S. large-cap indexes rose more than 5%. Regarding yield levels, investors reassessed their expectations for monetary policy. Coming into the second quarter, about a 0.50% easing by the Federal Reserve ("Fed") had been priced into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of the year. Some aggressively leveraged investors experienced losses resulting from writedowns – the reduction of the book value of an asset because it is overvalued compared to the market value – forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June also raised the specter of potential negative scenarios in various structured investment vehicles ("SIVs") that had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks brought short-term interest rates down and improved – but did not fully correct – market liquidity. The Fed abruptly reversed its bias during the third quarter, citing the prospects for weaker growth, cutting interest rates more aggressively than expected. The subprime mortgage crisis refused to go away in the fourth quarter of 2007, as many investors hoped it would. What became clear was that the extent of the immediate damage to the global financial system was more severe than initial estimates, and the collateral damage to real economic activity would also be larger than earlier estimates.

What factors contributed to the Fund's performance?
   Bond yields rose and prices fell early in 2007. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. However, as concerns intensified about the weak housing market and problems with subprime lenders made headlines, bond yields eased and prices rallied. Most Treasury securities ended the first quarter with some price gains, and the Lehman Brothers Aggregate Bond Index posted a modest advance. The Fed held two meetings during the first quarter – at each one, they left the rates unchanged. During this time frame, bonds on the short end of the credit spectrum lost more than their long-term counterparts, as the yield on the 2-year Treasury Note fell 0.23% (to 4.58%), while the yields on the 10-year Treasury Bonds fell only 0.06%, to end the quarter at 4.64%. Given the uninspiring valuations across virtually all fixed-income sectors, Fund management worked to improve the credit quality of the portfolio – especially since market conditions allowed that action to be taken at minimal cost to investors. With uncertainty rising, Fund management took advantage of the opportunity to prepare for a more tumultuous investment environment. In the second quarter of 2007, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities supported by subprime mortgages. The

MML Money Market Fund – Portfolio Manager Report (Continued)

yield on the 10-year Treasury ended the second quarter at 5.03%, as bond prices dropped in response to investors' fears concerning inflation. With respect to interest rates, in both its May and June meetings, the Fed held rates steady once again.

During the third quarter of 2007, investors generally favored higher-quality assets over their lower-quality counterparts. This means that credit spreads – the differences in yields between comparable Treasury and non-Treasury securities – widened. In the end, risk-free U.S. Treasuries provided the best returns in the fixed-income sector. In the fourth quarter of 2007, U.S. Treasury rates fell, reflecting a switch to easier domestic monetary policy. However, international short-term borrowing rates (LIBOR) remained stubbornly high, reflecting the market's assessment that fundamental, longer-term issues remained.

What is your outlook?
   Despite wider spreads in the bond market (i.e., more attractive valuations), we remain cautious on longer-maturity and lower-quality corporate bonds, awaiting better clarity on the economic outlook. Triple-A mortgages, in residential and commercial markets, offer better risk-adjusted returns, especially in select non-agency names, pending careful credit analysis. Trades that take advantage of the steepening yield curve seem appropriate, as monetary policy is expected to become increasingly accommodative. Heightened volatility requires careful attention to portfolio risk monitoring. At the same time, recent market dislocations have presented us with numerous opportunities and we are positioning the portfolio accordingly.

MML Money Market Fund Asset Allocation (% of Net Assets) on 12/31/07
Commercial Paper	78.6%
Other Short-Term Debt	21.4%
Total Short-Term Investments	100.0%
Other Assets and Liabilities	0.0%
100.0%

MML Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Ten Year Average Annual 1/1/98 - 12/31/07
MML Money Market Fund	4.72%	2.65%	3.41%
Lipper Taxable Money Market Fund Index	4.76%	2.65%	3.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Managed Bond Fund – and who is the Fund's sub-adviser?
   The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment-grade fixed-income debt securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 7.10%, moderately outperforming the 6.97% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply. During the second quarter of 2007, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news, as most U.S. large-cap indexes rose more than 5%.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of the year. Some aggressively leveraged investors experienced losses resulting from writedowns – the reduction of the book value of an asset because it is overvalued compared to the market value – forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June, also raised the specter of potential negative scenarios in various structured investment vehicles ("SIVs") that had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks brought short-term interest rates down and improved – but did not fully correct – market liquidity. The Federal Reserve ("Fed") abruptly reversed its bias during the third quarter, cutting interest rates more aggressively than expected. The subprime mortgage crisis refused to go away in the fourth quarter of 2007, as many investors hoped it would. What became clear was that the extent of the immediate damage to the global financial system was more severe than initial estimates, and the collateral damage to real economic activity would also be larger than earlier estimates.

What factors contributed to the Fund's performance?
   Bond yields rose and prices fell early in 2007. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. However, as concerns intensified about the weak housing market and problems with subprime lenders made headlines, bond yields eased and prices rallied. At the end of the first quarter of 2007, the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance. The Fed held two meetings during the first quarter – at each one, they left rates unchanged. During this time frame, bonds on the short end of the credit spectrum lost more than their long-term counterparts, as the yield on the 2-year Treasury Note fell 0.23% (to 4.58%), while the yields on the 10-year Treasury Bonds fell only 0.06%, to end the quarter at 4.64%. For the first quarter overall, lower-quality credit exposure, coupled with favorable security selection and sector allocation, drove the Fund's performance. In the second quarter of 2007, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities supported by subprime mortgages. With respect to interest rates, in both its May and June meetings, the Fed held rates steady once again. Hampering the Fund's performance during this period were several factors, including unfavorable sector allocation and less-than-optimal yield curve positioning. The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years.

MML Managed Bond Fund – Portfolio Manager Report (Continued)

The Fund's conservative positioning during the market turmoil of the third quarter of 2007 allowed returns to hold up very well in what, for some fixed-income funds, was a truly disastrous period. Several factors hindered the Fund's performance during the fourth quarter of 2007, including exposure to credit, specifically high-yield, and several structured credit holdings; portfolio duration and yield curve positioning, which were slightly different than the Lehman Brothers Aggregate Bond Index; and modest losses in some of our hedging positions, giving back a portion of the gains made earlier in the year.

What is your outlook?
   We have argued for some time that investors and pundits have been underestimating the severity of what began as a subprime mortgage securities problem and is now generally acknowledged to be a serious, global credit crisis. Many financial asset prices are currently adjusting lower, in a process we expect to continue to for some time. Domestic growth has stalled to near recessionary levels, and unfortunately, international growth appears poised to slow as well. Despite wider spreads in the bond market (i.e., more attractive valuations), we remain cautious on longer-maturity and lower-quality corporates, awaiting better clarity on the economic outlook. At the same time, recent market dislocations have presented us with numerous opportunities and we are positioning the portfolio accordingly.

MML Managed Bond Fund Quality Structure (% of Net Assets) on 12/31/07
U.S. Governments, Aaa/AAA	60.5%
Aa/AA	5.4%
A	10.1%
Baa/BBB	16.0%
Ba/BB	4.0%
Other Long-Term Securities	0.2%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
100.0%

MML Managed Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Ten Year Average Annual 1/1/98 - 12/31/07
MML Managed Bond Fund	7.10%	4.71%	5.68%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	5.97%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Blend Fund – Portfolio Manager Report

What is the investment objective of the MML Blend Fund –
and who is the Fund's sub-adviser?
  The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund's sub-adviser is Babson Capital Management LLC (Babson).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 5.90%, outperforming the 5.49% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund trailed the 6.97% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index, and the 6.53% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

What was the investment background during the period?
   Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply. During the second quarter of 2007, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news, as most U.S. large-cap indexes rose more than 5%.

The deterioration in the housing market had been going on for some time, so it was no surprise when delinquencies on mortgages started to rise during the third quarter of 2007. This ultimately caused a run on mortgage-backed securities, particularly of the subprime variety. Many funds held these securities in leveraged portfolios, so when their prices dropped, the funds' returns plunged. The contagion spread to the equity markets when some of these funds liquidated substantially. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The subprime mortgage crisis, however, refused to go away in the fourth quarter of 2007, as many investors hoped it would. What became clear was that the extent of the immediate damage to the global financial system was more severe than initial estimates, and the collateral damage to real economic activity would also be larger than earlier estimates. U.S. Treasury rates fell during the fourth quarter, reflecting further Fed rate cuts to both the discount and federal funds rates. However, international short-term borrowing rates (LIBOR) remained stubbornly high, reflecting the market's assessment that fundamental, longer-term issues remained.

What factors contributed to the Fund's performance?
   The S&P 500 Index tumbled more than 3.5% on February 27, 2007 and then proceeded to recoup the loss for the rest of the first quarter. At the end of the quarter, the Index was up a mere 0.64%. Bond yields rose and prices fell early in 2007. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. However, as concerns intensified about the weak housing market and problems with subprime lenders made headlines, bond yields eased and prices rallied. In the end, the Lehman Brothers Aggregate Bond Index closed out the first quarter of 2007 with a modest advance. The Fed held two meetings during this period – at each one, they left rates unchanged. During this time frame, lower-quality credit exposure in the fixed-income segment of the Fund's portfolio and favorable security selection and sector allocation across both the fixed-income and equity components of the Fund drove its favorable performance. In the second quarter of 2007, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities supported by subprime mortgages. With respect to interest rates, in both its May and June meetings, the Fed held rates steady once again. In the second quarter, the Fund's overweight position in equities benefited the portfolio, as the S&P 500 Index significantly outperformed the Lehman Brothers Aggregate Bond Index.

MML Blend Fund – Portfolio Manager Report (Continued)

During the third quarter of 2007, the equity market responded favorably to the Fed's long-awaited rate cuts. The stocks that led the charge were those that had heavy exposure to overseas economic activity. Several factors hindered the Fund's performance during the fourth quarter of 2007, including exposure to credit, specifically high-yield, and several structured credit holdings; portfolio duration and yield curve positioning (the yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years), which were slightly different than the Lehman Brothers Aggregate Bond Index; and modest losses in some of our hedging positions, giving back a portion of the gains made earlier in the year.

What is your outlook?
   We have argued for some time that investors and pundits have been underestimating the severity of what began as a subprime mortgage securities problem and is now generally acknowledged to be a serious, global credit crisis. Many financial asset prices are currently adjusting lower, in a process we expect to continue to for some time. Despite wider spreads in the bond market (i.e., more attractive valuations), we remain cautious on longer-maturity and lower-quality corporates, awaiting better clarity on the economic outlook. Heightened volatility requires careful attention to portfolio risk monitoring. At the same time, recent market dislocations have presented us with numerous opportunities and we are positioning the portfolio accordingly.

MML Blend Fund Asset Allocation (% of Net Assets) on 12/31/07
Equities	61.6%
Bonds & Notes	28.8%
Total Long-Term Investments	90.4%
Short-Term Investments and Other Assets and Liabilities	9.6%
100.0%
MML Blend Fund Ten Largest Holdings (% of Net Assets) on 12/31/07
Exxon Mobil Corp.	2.6%
FNMA TBA, 4.500% due 01/01/2038	1.5%
Microsoft Corp.	1.5%
General Electric Co.	1.3%
AT&T, Inc.	1.2%
Altria Group, Inc.	1.2%
Pfizer, Inc.	1.2%
Apple, Inc.	1.2%
U.S. Treasury Bond, 6.125% due 08/15/2029	1.1%
ConocoPhillips	1.1%

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Ten Year Average Annual 1/1/98 - 12/31/07
MML Blend Fund	5.90%	9.83%	4.10%
S&P 500 Index	5.49%	12.82%	5.91%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	5.97%
Lipper Balanced Fund Index	6.53%	10.33%	6.16%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Fund – and who are the Fund's sub-advisers?
  This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund's sub-advisers are OppenheimerFunds, Inc. (OFI) and AllianceBernstein L.P. (AllianceBernstein). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 4.01%, outpacing the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. Conversely, the Fund's 4.01% return trailed the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Despite a steep sell-off in late February and early March, global and U.S. stocks ended the first quarter of 2007 modestly higher. Equity markets around the world plunged in late February and remained volatile through most of March, rocked by events ranging from a sharp sell-off in Chinese stocks to troubles in the U.S. subprime mortgage market. By quarter-end, however, equity markets had regained their composure, reassured by statements from the Federal Reserve ("Fed") about the outlook for economic growth and inflation, and by the ongoing mergers and acquisitions boom. After climbing to new records through May on stronger-than-expected corporate profit news, domestic equities retreated in June, as investors grew nervous about issues such as rising bond yields and a deepening housing slump due to the subprime mortgage crisis.

Despite increased volatility, U.S. equities ended the third quarter of 2007 modestly higher. Stocks fell early in the quarter in the midst of a global credit crunch set off by mounting problems in the subprime mortgage market, but rebounded through September after the Fed's rate cut helped ease investor anxiety. The actions taken by central banks around the world and U.S. government efforts to avert foreclosures helped reassure equity investors somewhat as 2007 came to a close.

What factors contributed to the Fund's performance?
   In the consumer discretionary sector, successful stock selection drove the Fund's relative performance in the first quarter of 2007, as Liberty Global, a worldwide cable operator and content provider, posted double-digit returns. Within information technology, Take-Two Interactive Software, developer and distributor of popular video games, moved up roughly 13%. Corning was another top contributor to sector returns. In industrials, Siemens AG, Navistar International and United Technologies all posted gains. In energy, top holding Exxon Mobil was down slightly, although this was partially offset by a strong run by Schlumberger. The largest detractor from relative performance in the first quarter was telecommunication services, where positive stock selection was undermined by a significantly underweight position in the strong-performing sector. Contributing largely to the Fund's performance in the second quarter of 2007 was its exposure to the industrials and consumer discretionary sectors. The only detracting sectors were health care and energy. Industrials represented the largest source of added value during the period, with stock selection leading the way, as Siemens AG, Navistar International and United Technologies continued their first-quarter success into the second quarter.

In the third quarter of 2007, performance drivers from a sector perspective included the Fund's allocations to the consumer discretionary, industrials and energy sectors. Offsetting that progress, however, were weak returns from the Fund's investments in the financials and consumer staples sectors. Finally, in the fourth quarter of 2007, the Fund's financials holdings suffered greatly as the subprime mortgage crisis deepened. In particular, Citigroup, MBIA, Freddie Mac and Fannie Mae were down sharply. As 2007 wound down, chief contributors to relative performance were Constellation Energy, Microsoft and Merck. Constellation Energy rose on a favorable market reaction

MML Equity Fund – Portfolio Manager Report (Continued)

to the company's announced stock buyback. Microsoft outperformed due to indications of strong holiday demand for notebook PCs and xBox hardware. Finally, Merck raised its profit forecast for the year and reported better-than-expected quarterly earnings, buoyed by strong sales of its vaccines and cholesterol drugs.

What is your outlook?
   From our perspective as a value manager, anxiety ultimately creates opportunity. If stock valuation spreads continue to widen, we are likely to adopt more concentrated positions in undervalued industries and companies whose share prices have fallen further than is justified by our forecasts of their cash flows. For now, however, we are maintaining relatively neutral risk exposures, as our timing tools and judgment continue to suggest that caution is warranted. We will continue to make measured adjustments to portfolio exposures as identified by our fundamental and quantitative research.

MML Equity Fund Industry Table (% of Net Assets) on 12/31/07

Diversified Financial	13.2%
Oil & Gas	12.0%
Banks	7.5%
Telecommunications	7.1%
Electric	6.0%
Semiconductors	4.6%
Media	4.6%
Manufacturing	4.5%
Insurance	4.5%
Pharmaceuticals	4.1%
Retail	3.6%
Health Care — Products	3.0%
Chemicals	2.9%
Agriculture	2.9%
Foods	2.9%
Software	1.7%
Auto Manufacturers	1.6%
Iron & Steel	1.5%
Computers	1.5%
Aerospace & Defense	1.4%
Oil & Gas Services	1.2%

Machinery — Diversified	0.9%
Cosmetics & Personal Care	0.8%
Entertainment	0.7%
Electronics	0.6%
Health Care — Services	0.5%
Lodging	0.4%
Automotive & Parts	0.4%
Packaging & Containers	0.3%
Home Builders	0.2%
Apparel	0.1%
Toys, Games & Hobbies	0.1%
Distribution & Wholesale	0.1%
Savings & Loans	0.1%
Mining	0.1%
Forest Products & Paper	0.1%
Advertising	0.1%
Leisure Time	0.0%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
100.0%

MML Equity Fund – Portfolio Manager Report (Continued)

MML Equity Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Exxon Mobil Corp.	5.8%
AT&T, Inc.	5.0%
Credit Suisse Group, Sponsored ADR (Switzerland)	3.6%
UBS AG	3.5%
Wachovia Corp.	3.5%
Bank of America Corp.	3.1%
Johnson & Johnson	3.0%
Altria Group, Inc.	2.9%
FirstEnergy Corp.	2.8%
Siemens AG Sponsored ADR (Germany)	2.7%

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund, the Russell 1000 Value index and the S&P 500 Index .

MML Series Investment Fund II
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Ten Year Average Annual 1/1/98 - 12/31/07
MML Equity Fund	4.01%	13.33%	3.96%
Russell 1000 Value Index	(0.17)%	14.63%	7.68%
S&P 500 Index	5.49%	12.82%	5.91%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio of Investments

December 31, 2007

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 100.0%
Commercial Paper — 78.6%
American General Finance Corp. 4.780% 01/25/2008	$2,770,000	$2,761,173
American Honda Finance Corp. 4.300% 02/12/2008	1,775,000	1,766,095
American Honda Finance Corp. 4.470% 02/13/2008	1,000,000	994,661
Archer-Daniels- Midland Co.(a) 4.500% 01/08/2008	2,725,000	2,722,616
Caterpillar Financial Services Corp. 4.190% 02/07/2008	2,394,000	2,383,691
CBA (Delaware) Finance, Inc. 4.940% 02/21/2008	1,850,000	1,837,053
CIT Group, Inc.(a) 5.700% 01/24/2008	2,571,000	2,561,637
Coca-Cola Co. (The)(a) 4.470% 02/19/2008	2,775,000	2,758,116
Danaher Corp. 4.300% 01/30/2008	2,800,000	2,790,301
Danske Corp.(a) 4.800% 02/01/2008	1,274,000	1,268,734
Dover Corp.(a) 4.280% 01/14/2008	2,181,000	2,177,629
Dover Corp.(a) 4.480% 01/07/2008	505,000	504,623
Eaton Corp.(a) 4.520% 02/14/2008	2,700,000	2,685,084
Goldman Sachs Group, Inc. 4.600% 02/04/2008	2,725,000	2,713,161
Governor & Co. of the Bank 4.870% 02/01/2008	2,700,000	2,688,677
Hewlett-Packard Co.(a) 4.500% 01/02/2008	2,700,000	2,699,662
Honeywell International, Inc.(a) 4.450% 01/28/2008	891,000	888,026
Honeywell International, Inc.(a) 4.470% 01/07/2008	1,895,000	1,893,588
ING U.S. Funding LLC 5.010% 01/18/2008	2,330,000	2,324,488

	Principal Amount	Market Value
Kitty Hawk Funding Corp.(a) 4.880% 01/17/2008	$2,430,000	$2,424,730
McCormick & Co., Inc.(a) 5.000% 05/13/2008	1,755,000	1,722,581
Medtronic, Inc.(a) 4.450% 01/10/2008	2,765,000	2,761,924
National Rural Utilities Cooperative Finance Corp. 4.250% 01/29/2008	1,785,000	1,779,100
National Rural Utilities Cooperative Finance Corp. 4.540% 01/11/2008	999,000	997,740
Nestle Capital Corp.(a) 4.170% 02/13/2008	2,750,000	2,736,303
New Center Asset Trust 5.200% 01/15/2008	2,690,000	2,684,561
Paccar Financial Corp. 4.150% 03/13/2008	721,000	715,016
Paccar Financial Corp. 4.720% 01/03/2008	1,900,000	1,899,502
Parker-Hannifin Corp.(a) 4.600% 01/03/2008	2,000,000	1,999,489
Praxair, Inc. 4.470% 01/07/2008	2,544,000	2,542,105
Procter & Gamble Co.(a) 4.350% 03/10/2008	2,765,000	2,741,947
Sigma-Aldrich Corp.(a) 4.220% 01/28/2008	2,675,000	2,666,534
Societe Generale North America, Inc. 4.870% 01/23/2008	1,000,000	997,024
Societe Generale North America, Inc. 5.020% 03/05/2008	1,074,000	1,064,415
Southern Co. (The)(a) 4.250% 01/23/2008	1,750,000	1,745,455
Toyota Motor Credit Corp. 4.690% 03/04/2008	2,750,000	2,727,429
Unilever Capital Corp.(a) 4.200% 01/16/2008	2,509,000	2,504,609
Walgreen Co.(a) 4.300% 01/11/2008	657,000	656,215
Walt Disney Co. 4.840% 01/11/2008	2,499,000	2,495,640
Windmill Funding I Corp.(a) 4.720% 01/09/2008	2,695,000	2,692,173

	Principal Amount	Market Value
Wisconsin Electric Power 4.550% 01/22/2008	$2,750,000	$2,742,701
		85,716,208
U.S. Government Agencies — 21.4%
Federal Home Loan Bank 4.050% 06/04/2008	2,838,000	2,788,513
Federal Home Loan Bank 4.480% 01/04/2008	4,767,000	4,765,220
U.S. Treasury Bill 2.700% 02/28/2008	4,300,000	4,281,295
U.S. Treasury Bill 3.050% 03/27/2008	3,000,000	2,978,142
U.S. Treasury Bill 3.190% 04/03/2008	2,675,000	2,652,956
U.S. Treasury Bill 3.727% 02/21/2008	3,275,000	3,257,711
U.S. Treasury Bill 3.845% 01/10/2008	215,000	214,793
U.S. Treasury Bill 3.935% 01/31/2008	2,325,000	2,317,376
		23,256,006
TOTAL SHORT-TERM INVESTMENTS (Cost $108,972,214)		108,972,214
TOTAL INVESTMENTS — 100.0% (Cost $108,972,214)(b)		$108,972,214
Other Assets/ (Liabilities) — 0.0%		34,514
NET ASSETS — 100.0%		$109,006,728

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $44,811,675 or 41.1% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 0.1%
PREFERRED STOCK — 0.1%
Investment Companies
Special Value Expansion Fund LLC(a)	4,500	$453,191
TOTAL PREFERRED STOCK (Cost $450,000)		453,191
TOTAL EQUITIES (Cost $450,000)		453,191
	Principal Amount
BONDS & NOTES — 96.1%
ASSET BACKED SECURITIES — 0.1%
Electric — 0.1%
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	$583,978	616,097
Home Equity ABS — 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 FRN 7.200% 10/25/2028	9,097	9,063
TOTAL ASSET BACKED SECURITIES (Cost $636,968)		625,160
CORPORATE DEBT — 36.6%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	900,000	905,242
Airlines — 0.0%
United Air Lines, Inc., Series 91B(b) (c) (i) 10.110% 02/19/2049	271,929	-
US Airways, Inc., Class B(b) (c) 7.500% 04/15/2008	869,681	9
		9
Apparel — 0.2%
Kellwood Co. 7.625% 10/15/2017	140,000	121,800

	Principal Amount	Market Value
Kellwood Co. 7.875% 07/15/2009	$240,000	$242,275
VF Corp. 6.450% 11/01/2037	800,000	773,186
		1,137,261
Auto Manufacturers — 0.1%
DaimlerChrysler NA Holding 4.050% 06/04/2008	500,000	498,075
Banks — 1.9%
Bank of America Corp. 3.250% 08/15/2008	500,000	496,880
Bank of America Corp. 4.250% 10/01/2010	375,000	372,633
Bank of America Corp. 5.750% 12/01/2017	1,600,000	1,603,670
Barclays Bank PLC 5.450% 09/12/2012	700,000	717,489
HSBC Holdings PLC 6.500% 09/15/2037	600,000	581,537
Wachovia Bank NA 6.600% 01/15/2038	1,525,000	1,532,655
Wachovia Bank NA 7.800% 08/18/2010	600,000	646,632
Wachovia Corp. 5.300% 10/15/2011	1,080,000	1,082,401
Wells Fargo & Co. 4.125% 03/10/2008	640,000	638,196
Wells Fargo & Co. 5.625% 12/11/2017	1,700,000	1,701,039
		9,373,132
Beverages — 0.7%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	350,000	340,779
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	235,000	251,744
Coca-Cola Co. 5.350% 11/15/2017	550,000	563,498
Constellation Brands, Inc. 8.000% 02/15/2008	260,000	260,325
Diageo Finance BV 3.875% 04/01/2011	770,000	745,556
Miller Brewing Co.(a) 4.250% 08/15/2008	425,000	423,151
Molson Coors Capital Finance ULC 4.850% 09/22/2010	530,000	532,801
PepsiCo, Inc. 4.650% 02/15/2013	475,000	478,190
		3,596,044

	Principal Amount	Market Value
Building Materials — 0.2%
American Standard, Inc. 7.375% 02/01/2008	$225,000	$225,268
American Standard, Inc. 7.625% 02/15/2010	800,000	840,053
		1,065,321
Chemicals — 1.0%
Cytec Industries, Inc. 5.500% 10/01/2010	475,000	484,573
Ecolab, Inc. 6.875% 02/01/2011	1,100,000	1,179,185
EI Du Pont de Nemours & Co. 5.000% 01/15/2013	480,000	483,027
Lubrizol Corp. 4.625% 10/01/2009	645,000	647,744
Lubrizol Corp. 5.875% 12/01/2008	425,000	427,088
Praxair, Inc. 5.250% 11/15/2014	1,250,000	1,259,670
Sensient Technologies 6.500% 04/01/2009	600,000	608,896
		5,090,183
Commercial Services — 1.1%
Deluxe Corp. 7.375% 06/01/2015	145,000	144,275
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	550,000	547,940
Equifax, Inc. 7.000% 07/01/2037	415,000	393,772
ERAC USA Finance Co.(a) 5.800% 10/15/2012	1,600,000	1,587,312
ERAC USA Finance Co.(a) 6.700% 06/01/2034	355,000	316,283
ERAC USA Finance Co.(a) 7.000% 10/15/2037	1,500,000	1,362,343
Valassis Communications, Inc. 6.625% 01/15/2009	1,060,000	1,044,100
		5,396,025
Computers — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	430,000	434,797
Diversified Financial — 6.5%
American Express Co. 6.150% 08/28/2017	350,000	359,196

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
American General Finance Corp. 5.900% 09/15/2012	$1,575,000	$1,593,144
American General Finance Corp. 6.500% 09/15/2017	350,000	341,188
American General Finance Corp. 6.900% 12/15/2017	1,500,000	1,501,500
American Honda Finance Corp.(a) 3.850% 11/06/2008	850,000	843,691
BlackRock, Inc. 6.250% 09/15/2017	800,000	823,544
Boeing Capital Corp., Ltd. 6.500% 02/15/2012	690,000	740,755
CIT Group, Inc. 3.875% 11/03/2008	1,400,000	1,370,018
CIT Group, Inc. 5.125% 09/30/2014	595,000	524,118
CIT Group, Inc. 7.625% 11/30/2012	1,800,000	1,824,491
Citigroup, Inc. 5.500% 02/15/2017	750,000	728,887
Countrywide Home Loans, Inc.(d) 3.250% 05/21/2008	1,150,000	1,039,218
Eaton Vance Corp. 6.500% 10/02/2017	1,075,000	1,127,815
Emerald Investment Grade CBO Ltd. FRN(a) 5.365% 05/24/2011	235,218	234,042
Franklin Resources, Inc. 3.700% 04/15/2008	960,000	957,723
General Electric Capital Corp. 5.375% 10/20/2016	700,000	708,933
Glencore Funding LLC(a) 6.000% 04/15/2014	645,000	648,776
The Goldman Sachs Group, Inc. 5.450% 11/01/2012	4,000,000	4,051,822
The Goldman Sachs Group, Inc. 5.625% 01/15/2017	2,025,000	1,977,566
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	400,000	393,112
Household Finance Corp. 4.125% 12/15/2008	415,000	411,200
Household Finance Corp. 6.375% 10/15/2011	405,000	417,281

	Principal Amount	Market Value
HSBC Finance Corp. 5.900% 06/19/2012	$1,475,000	$1,498,374
JPMorgan Chase & Co. 5.375% 10/01/2012	1,900,000	1,933,801
Lazard Group LLC 6.850% 06/15/2017	535,000	528,403
Lazard Group LLC 7.125% 05/15/2015	695,000	707,240
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	1,230,000	1,252,716
Lehman Brothers Holdings, Inc. 6.875% 07/17/2037	815,000	796,813
Lehman Brothers Holdings, Inc. 7.000% 09/27/2027	230,000	233,439
MBNA Corp. 4.625% 09/15/2008	650,000	648,418
Morgan Stanley 5.450% 01/09/2017	430,000	417,131
Residential Capital Corp.(d) 7.625% 11/21/2008	960,000	763,200
SLM Corp. 5.000% 10/01/2013	505,000	442,637
Textron Financial Corp. 5.125% 11/01/2010	1,140,000	1,162,587
		33,002,779
Electric — 3.2%
Allegheny Energy Supply 7.800% 03/15/2011	300,000	312,750
Allegheny Energy Supply Co. LLC(a) 8.250% 04/15/2012	385,000	410,987
Appalachian Power Co., Series G 3.600% 05/15/2008	560,000	556,021
Carolina Power & Light Co. 5.950% 03/01/2009	1,270,000	1,290,253
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,385,000	1,386,270
Consumers Energy Co. 4.400% 08/15/2009	390,000	386,604
Duke Energy Corp. 4.200% 10/01/2008	135,000	134,152
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,455,000	1,377,064
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,225,000	1,246,437

	Principal Amount	Market Value
Kansas Gas & Electric Co. 5.647% 03/29/2021	$417,836	$410,915
Kiowa Power Partners LLC(a) 4.811% 12/30/2013	302,952	303,479
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,300,000	1,291,459
Monongahela Power 6.700% 06/15/2014	450,000	470,673
Monongahela Power 7.360% 01/15/2010	700,000	734,484
Nevada Power Co., Series L 5.875% 01/15/2015	560,000	556,525
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	1,220,000	1,241,141
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	153,000	153,285
Tampa Electric Co. 6.375% 08/15/2012	750,000	788,854
Tenaska Oklahoma(a) 6.528% 12/30/2014	398,409	411,461
TransAlta Corp. 5.750% 12/15/2013	1,200,000	1,223,279
Tri-State Generation & Transmission Association, Series 2003, Class A(a) 6.040% 01/31/2018	460,147	474,378
Tri-State Generation & Transmission Association, Series 2003, Class B(a) 7.144% 07/31/2033	580,000	609,693
Wisconsin Public Service Corp. 5.650% 11/01/2017	450,000	457,286
		16,227,450
Electrical Components & Equipment — 0.3%
Ametek, Inc. 7.200% 07/15/2008	1,495,000	1,508,796
Electronics — 0.2%
Thomas & Betts Corp. 6.625% 05/07/2008	600,000	602,339
Thomas & Betts Corp., Series B 6.390% 02/10/2009	275,000	279,864
		882,203

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Environmental Controls — 0.4%
Allied Waste North America, Inc. 6.500% 11/15/2010	$1,540,000	$1,540,000
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	550,000	539,000
		2,079,000
Foods — 1.2%
Fred Meyer, Inc. 7.450% 03/01/2008	750,000	752,627
Kellogg Co. 5.125% 12/03/2012	850,000	857,118
Sara Lee Corp. 3.875% 06/15/2013	210,000	196,585
Smithfield Foods, Inc. 7.000% 08/01/2011	4,395,000	4,329,075
		6,135,405
Forest Products & Paper — 0.3%
International Paper Co.(d) 3.800% 04/01/2008	920,000	916,815
Rock-Tenn Co. 5.625% 03/15/2013	140,000	130,900
Rock-Tenn Co. 8.200% 08/15/2011	590,000	610,650
		1,658,365
Gas — 0.6%
Australian Gas Light Co. Ltd.(a) 6.400% 04/15/2008	850,000	854,928
KeySpan Gas East Corp., Series A 6.900% 01/15/2008	1,105,000	1,105,537
OAO Gazprom(a) 9.625% 03/01/2013	400,000	453,080
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	475,000	458,001
Southwest Gas Corp. 8.375% 02/15/2011	305,000	336,367
		3,207,913
Health Care – Products — 0.1%
Covidien International F(a) 6.550% 10/15/2037	550,000	571,195
Holding Company – Diversified — 0.4%
Leucadia National Corp. 7.750% 08/15/2013	2,000,000	1,997,500

	Principal Amount	Market Value
Home Builders — 0.1%
Centex Corp. 7.875% 02/01/2011	$460,000	$450,899
D.R. Horton, Inc. 4.875% 01/15/2010	120,000	109,959
Lennar Corp., Series B 5.125% 10/01/2010	105,000	90,100
		650,958
Household Products — 0.2%
Kimberly-Clark Corp. 6.125% 08/01/2017	750,000	790,200
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	450,000	453,031
Toro Co. 7.800% 06/15/2027	235,000	258,513
		711,544
Insurance — 0.1%
Lincoln National Corp. 6.300% 10/09/2037	400,000	388,964
Internet — 0.1%
The Thomson Corp. 6.200% 01/05/2012	650,000	678,003
Investment Companies — 0.1%
Xstrata Finance Canada(a) 5.800% 11/15/2016	285,000	279,493
Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	385,000	381,351
Lodging — 0.6%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	425,000	395,250
Marriot International 6.200% 06/15/2016	1,125,000	1,137,466
MGM Mirage 6.000% 10/01/2009	360,000	358,200
MGM Mirage 6.750% 09/01/2012	100,000	97,375
MGM Mirage 6.750% 04/01/2013	335,000	324,950
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 02/15/2013	250,000	250,152
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	495,000	525,988
		3,089,381

	Principal Amount	Market Value
Machinery – Diversified — 0.3%
Briggs & Stratton Corp. 8.875% 03/15/2011	$725,000	$770,312
Idex Corp. 6.875% 02/15/2008	775,000	776,624
		1,546,936
Manufacturing — 1.3%
Bombardier, Inc.(a) 6.750% 05/01/2012	310,000	313,875
Bombardier, Inc.(a) 8.000% 11/15/2014	125,000	130,625
Cooper US, Inc. 6.100% 07/01/2017	635,000	676,895
Covidien International F(a) 5.450% 10/15/2012	1,000,000	1,029,589
Dover Corp. 6.250% 06/01/2008	750,000	752,155
General Electric Co. 5.250% 12/06/2017	1,600,000	1,596,586
Pentair, Inc. 7.850% 10/15/2009	850,000	905,712
Tyco Electronics Group SA(a) 6.000% 10/01/2012	375,000	384,281
Tyco Electronics Group SA(a) 6.550% 10/01/2017	325,000	334,286
Tyco Electronics Group SA(a) 7.125% 10/01/2037	400,000	421,099
		6,545,103
Media — 3.6%
Belo Corp. 8.000% 11/01/2008	555,000	559,966
Clear Channel Communications, Inc. 4.250% 05/15/2009	950,000	901,890
Comcast Cable Communications, Inc. 6.200% 11/15/2008	1,235,000	1,245,049
Cox Communications, Inc. 4.625% 01/15/2010	2,565,000	2,545,101
Cox Communications, Inc. 6.750% 03/15/2011	475,000	498,301
Cox Enterprises, Inc.(a) 4.375% 05/01/2008	750,000	747,591
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,800,000	1,798,018
Echostar DBS Corp. 7.125% 02/01/2016	600,000	612,000
Knight-Ridder, Inc. 7.125% 06/01/2011	180,000	168,055

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
McGraw-Hill Cos Inc. 5.375% 11/15/2012	$750,000	$763,683
News America, Inc. 4.750% 03/15/2010	800,000	795,436
News America, Inc. 6.625% 01/09/2008	800,000	800,141
Rogers Cable, Inc. 5.500% 03/15/2014	225,000	221,690
Scholastic Corp. 5.000% 04/15/2013	500,000	429,496
Shaw Communications, Inc. 8.250% 04/11/2010	1,325,000	1,389,594
Thomson Corp. 5.700% 10/01/2014	1,485,000	1,491,114
Thomson Corp. 5.750% 02/01/2008	955,000	954,742
Time Warner, Inc. 5.875% 11/15/2016	845,000	839,808
Viacom, Inc. 6.250% 04/30/2016	315,000	316,912
Viacom, Inc. 6.625% 05/15/2011	780,000	809,039
Viacom, Inc. 7.875% 07/30/2030	375,000	406,981
		18,294,607
Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 02/15/2010	730,000	737,565
Mining — 0.6%
Alcan Aluminum Ltd. 6.250% 11/01/2008	800,000	804,911
Codelco, Inc.(a) 6.150% 10/24/2036	415,000	409,878
Vale Overseas Ltd. 6.250% 01/23/2017	455,000	456,413
Vale Overseas Ltd. 6.875% 11/21/2036	420,000	424,877
Vulcan Materials Co. 6.000% 04/01/2009	800,000	817,292
		2,913,371
Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 05/15/2012	350,000	355,816
Oil & Gas — 1.4%
Anadarko Petroleum Corp. 3.250% 05/01/2008	225,000	223,501
Enterprise Products Operating LP 7.500% 02/01/2011	195,000	207,201

	Principal Amount	Market Value
Mobil Corp. 8.625% 08/15/2021	$1,000,000	$1,369,705
Pemex Project Funding Master Trust 6.625% 06/15/2035	2,000,000	2,108,068
The Premcor Refining Group, Inc. 6.750% 05/01/2014	280,000	287,784
Shell International Finance 5.625% 06/27/2011	1,375,000	1,435,603
Tesoro Corp. 6.500% 06/01/2017	330,000	326,700
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	971,075
		6,929,637
Oil & Gas Services — 0.2%
Colonial Pipeline Co.(a) 7.630% 04/15/2032	500,000	584,715
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	210,000	199,500
		784,215
Packaging & Containers — 0.5%
Packaging Corp. of America 5.750% 08/01/2013	260,000	265,716
Pactiv Corp. 5.875% 07/15/2012	345,000	350,807
Pactiv Corp. 6.400% 01/15/2018	300,000	302,776
Sealed Air Corp.(a) 6.875% 07/15/2033	200,000	195,644
Sonoco Products Co. 6.500% 11/15/2013	1,500,000	1,601,730
		2,716,673
Pharmaceuticals — 0.3%
Abbott Laboratories 5.600% 11/30/2017	1,670,000	1,715,793
Pipelines — 2.7%
Boardwalk Pipelines LLC 5.500% 02/01/2017	235,000	232,841
CenterPoint Energy Resources Corp. 6.125% 11/01/2017	1,000,000	1,017,689
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,050,000	1,091,427
Duke Capital Corp. 7.500% 10/01/2009	700,000	729,709
Duke Energy Field Services Corp. 7.875% 08/16/2010	800,000	858,167

	Principal Amount	Market Value
Enbridge Energy Partners LP 4.000% 01/15/2009	$1,000,000	$993,866
Enbridge, Inc. 5.800% 06/15/2014	1,200,000	1,219,667
Gulf South Pipeline Co. LP(a) 5.050% 02/01/2015	225,000	222,525
Kern River Funding Corp.(a) 4.893% 04/30/2018	867,167	849,251
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	220,000	219,987
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	150,000	148,252
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	655,000	687,420
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	150,000	150,262
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	490,000	509,910
Plains All American Pipeline Co. 5.625% 12/15/2013	590,000	601,587
Southern Natural Gas Co.(a) 5.900% 04/01/2017	370,000	363,920
Texas Eastern Transmission LP(a) 6.000% 09/15/2017	275,000	282,358
Trans-Canada Pipelines, Ltd. 6.200% 10/15/2037	430,000	426,945
Trans-Canada Pipelines, Ltd. 6.490% 01/21/2009	2,500,000	2,532,702
Transcontinental Gas Pipe Line Corp. 8.875% 07/15/2012	600,000	678,000
		13,816,485
Real Estate Investment Trusts (REITS) — 0.8%
Boston Properties, LP REIT 5.000% 06/01/2015	200,000	185,277
Brandywine Operating Partnership LP 5.625% 12/15/2010	465,000	469,512
iStar Financial, Inc. REIT 7.000% 03/15/2008	495,000	494,147

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	$190,000	$183,439
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	350,000	293,057
Prologis REIT 5.250% 11/15/2010	970,000	966,183
Senior Housing Properties Trust REIT 8.625% 01/15/2012	125,000	132,500
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	490,000	489,628
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	955,000	1,013,145
		4,226,888
Retail — 0.3%
J.C. Penney Co., Inc. 7.950% 04/01/2017	160,000	173,246
Lowe's Cos, Inc. 5.600% 09/15/2012	425,000	436,490
McDonald's Corp. 6.300% 10/15/2037	200,000	207,407
Yum! Brands, Inc. 6.875% 11/15/2037	765,000	761,453
		1,578,596
Savings & Loans — 0.2%
Washington Mutual Bank 5.650% 08/15/2014	1,125,000	992,927
Software — 0.4%
Certegy, Inc. 4.750% 09/15/2008	270,000	266,287
Fiserv, Inc. 6.125% 11/20/2012	1,500,000	1,526,699
		1,792,986
Telecommunications — 3.1%
Anixter, Inc. 5.950% 03/01/2015	715,000	644,394
AT&T, Inc. 4.125% 09/15/2009	1,900,000	1,887,918
AT&T, Inc. 6.500% 09/01/2037	450,000	470,555
British Telecom PLC STEP 9.125% 12/15/2030	335,000	443,414
Deutsche Telekom International Finance B.V. STEP 8.250% 06/15/2030	1,450,000	1,809,240

	Principal Amount	Market Value
Embarq Corp. 7.082% 06/01/2016	$340,000	$350,330
Qwest Corp. 7.875% 09/01/2011	1,150,000	1,196,000
Qwest Corp. 8.875% 03/15/2012	1,130,000	1,209,100
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	410,000	422,365
SBC Communications, Inc. 6.125% 02/15/2008	350,000	350,292
Sprint Capital Corp. 6.125% 11/15/2008	2,100,000	2,102,602
Sprint Capital Corp. 6.900% 05/01/2019	360,000	357,612
Sprint Nextel Corp. 6.000% 12/01/2016	1,005,000	962,582
Telecom Italia Capital SA 6.000% 09/30/2034	465,000	452,169
Telefonica Emisiones, S.A.U. 7.045% 06/20/2036	905,000	1,011,596
Verizon Global Funding Corp. 7.750% 12/01/2030	250,000	293,216
Verizon New England, Inc. 6.500% 09/15/2011	730,000	766,504
Vodafone Group PLC 7.750% 02/15/2010	650,000	685,678
		15,415,567
Textiles — 0.1%
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	250,000	268,445
Transportation — 0.5%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	665,000	696,468
Canadian National Railway Co. 5.850% 11/15/2017	365,000	368,948
Canadian National Railway Co. 6.375% 11/15/2037	325,000	332,572
CNF, Inc. 8.875% 05/01/2010	600,000	639,823
CSX Corp. 7.250% 05/01/2027	50,000	53,343
Norfolk Southern Corp. 6.000% 04/30/2008	550,000	551,932
		2,643,086
TOTAL CORPORATE DEBT (Cost $185,475,639)		185,011,285

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.1%
Commercial MBS — 5.4%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 5.745% 07/10/2017	$2,425,000	$2,476,812
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/11/2044	1,325,000	1,319,781
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 06/11/2050	700,000	710,457
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	900,000	900,734
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/2049	1,825,000	1,842,171
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 5.816% 12/10/2049	1,125,000	1,158,964
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/2043	975,000	974,278
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	4,450,000	4,411,637
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 5.172% 12/12/2049	975,000	957,026
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 09/12/2049	800,000	812,219

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	$4,200,000	$4,178,857
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	2,300,000	2,323,139
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(a) 6.920% 02/03/2014	1,000,000	1,030,383
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 04/15/2047	1,475,000	1,478,525
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 5.858% 02/15/2051	2,450,000	2,505,895
		27,080,878
Home Equity ABS — 0.5%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	2,875,000	2,567,734
Other ABS — 0.7%
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(a) 5.926% 09/20/2010	680,000	645,150
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(a) 6.246% 01/11/2013	875,000	769,633
Newport Waves CDO, Series 2007-1A, Class A3LS(a) 6.188% 06/20/2014	1,400,000	1,172,500
Salt Creek High Yield CSO Ltd.,Series 2005-1A, Class A7, FRN(a) 6.930% 09/20/2010	500,000	472,500
Salt Creek High Yield CSO Ltd.,Series 2005-1A, Class B2, FRN(a) 7.530% 09/20/2010	400,000	376,000
		3,435,783

	Principal Amount	Market Value
WL Collateral CMO — 4.5%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	$1,414,977	$1,335,476
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.534% 08/25/2034	490,912	482,055
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA FRN 3.991% 07/25/2034	1,582,637	1,546,282
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.242% 07/25/2037	3,472,820	3,359,714
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 7.285% 09/25/2033	112,046	111,864
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.045% 02/25/2034	111,295	110,780
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 6.632% 08/25/2034	129,458	128,610
Impac Secured Assets Corp., Series 2007-2, Class 1A1A, FRN 4.975% 05/25/2037	2,253,156	2,119,884
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 7.084% 08/25/2034	266,171	267,000
JP Morgan Mortgage Trust, Series 2006-A2, Class 5A1 3.755% 11/25/2033	2,313,707	2,269,881
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 FRN 3.787% 11/21/2034	600,000	585,795

	Principal Amount	Market Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.184% 07/25/2033	$21,956	$21,889
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, FRN 7.074% 02/25/2034	46,918	47,824
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, FRN 5.115% 08/25/2036	620,766	593,425
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.420% 02/25/2034	6,907	7,095
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 7.359% 03/25/2034	169,378	173,549
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,335,887	1,323,781
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	352,494	375,243
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	571,681	576,339
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 08/25/2034	254,579	254,854
Washington Mutual, Inc., Series 2004-AR14, Class A1 FRN 4.260% 01/25/2035	1,993,089	1,947,567
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.190% 04/25/2044	400,819	393,678

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.235% 09/25/2034	$1,357,248	$1,329,496
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.573% 12/25/2034	1,703,179	1,671,403
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	1,683,275	1,686,768
		22,720,252
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.120% 06/25/2032	116,153	115,755
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $56,875,862)		55,920,402
SOVEREIGN DEBT OBLIGATIONS — 0.6%
Province of Ontario 4.750% 01/19/2016	1,700,000	1,722,194
United Mexican States 5.625% 01/15/2017	1,405,000	1,423,968
		3,146,162
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,040,169)		3,146,162
U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.1%
Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	487,241	503,811
Pass-Through Securities — 39.0%
Fannie Mae
6.000% 01/01/2036- 10/01/2036	14,057,369	14,278,666
Fannie Mae
6.500% 06/01/2035- 11/01/2036	15,973,006	16,421,624
FHLMC
5.500% 07/01/2020- 12/01/2037	22,004,987	22,167,885

	Principal Amount	Market Value
FHLMC
6.000% 09/01/2016- 02/01/2018	$340,691	$350,409
FHLMC 6.500% 09/01/2016	684,201	709,309
FHLMC
7.500% 10/01/2030- 02/01/2031	78,723	83,489
FHLMC 8.000% 03/01/2027	119,047	129,453
FHLMC 9.000% 03/01/2017	2,693	2,913
FNMA 3.875% 02/15/2010	8,000,000	8,051,102
FNMA
4.500% 12/01/2033- 01/01/2037	26,448,748	25,064,927
FNMA
5.000% 08/01/2035- 05/01/2037	24,584,191	23,992,951
FNMA
5.500% 02/01/2014- 07/01/2037	55,549,371	55,843,793
FNMA 6.000% 06/01/2016	61,158	62,777
FNMA
6.500% 07/01/2016- 10/01/2036	978,150	1,008,545
FNMA
7.000% 03/01/2031- 04/01/2031	144,822	151,532
FNMA
7.500% 08/01/2029- 06/01/2031	107,423	116,171
FNMA
8.000% 11/01/2029- 09/01/2031	259,288	274,925
FNMA 9.000% 05/01/2009	10,499	10,638
FNMA FRN 4.361% 10/01/2034	2,340,259	2,339,823
GNMA 5.500% 06/15/2036	5,887,040	5,930,502
GNMA
6.000% 07/15/2037- 08/15/2037	8,169,736	8,364,726
GNMA
6.500% 09/15/2036- 05/15/2037	9,914,479	10,242,121
GNMA
7.000% 09/15/2023- 08/15/2032	447,517	470,454
GNMA 7.250% 11/20/2021	59,014	63,216

	Principal Amount	Market Value
GNMA
7.500% 03/15/2017- 06/15/2024	$171,649	$183,103
GNMA
8.000% 03/15/2008- 04/15/2008	542	542
GNMA VRN
6.125% 11/20/2025- 11/20/2027	25,569	25,835
New Valley Generation IV, TVA 4.687% 01/15/2022	504,607	511,929
		196,853,360
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $194,853,415)		197,357,171
U.S. TREASURY OBLIGATIONS — 8.6%
U.S. Treasury Bond(e) 6.125% 08/15/2029	13,115,000	16,051,530
U.S. Treasury Inflation Index 0.875% 04/15/2010	1,378,513	1,374,528
U.S. Treasury Note 4.500% 05/15/2017	10,655,000	11,041,244
U.S. Treasury Principal Strips 0.000% 05/15/2016	21,000,000	14,880,062
		43,347,364
TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,374,088)		43,347,364
TOTAL BONDS & NOTES (Cost $480,256,141)		485,407,544
OPTIONS — 0.0%
Bear Stearns Co., Inc. Floor, Swaption Expires 10/01/2014, Strike $0.00(i)	6,000,000	66,343
TOTAL OPTIONS (Cost $80,400)		66,343
TOTAL LONG TERM INVESTMENTS (Cost $480,786,541)		485,927,078
SHORT-TERM INVESTMENTS — 5.4%
Cash Equivalents — 0.4%(g)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	47,672	47,672

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	$47,672	$47,672
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	28,603	28,603
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	38,138	38,138
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	38,138	38,138
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	23,836	23,836
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	23,836	23,836
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	66,741	66,741
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	38,138	38,138
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	28,603	28,603
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	23,836	23,836
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	28,603	28,603
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	28,603	28,603
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	28,603	28,603
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	28,603	28,603
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	38,138	38,138
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	47,672	47,672
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	202,606	202,606

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	$38,138	$38,138
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	28,603	28,603
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	23,836	23,836
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	42,905	42,905
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	14,302	14,302
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	47,672	47,672
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	47,672	47,672
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	47,672	47,672
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	28,603	28,603
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	28,603	28,603
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	33,370	33,370
Reserve Primary Money Market Fund(f)	113,293	113,293
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	47,672	47,672
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	23,836	23,836
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	23,836	23,836
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	38,138	38,138
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	33,370	33,370
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	33,370	33,370

	Principal Amount	Market Value
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	$280,710	$280,710
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	47,672	47,672
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	19,069	19,069
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	47,672	47,672
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	47,672	47,672
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	23,836	23,836
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	33,370	33,370
		2,002,933
Commercial Paper — 5.0%
Avery Dennison Corp.(a) 5.600% 01/11/2008	3,060,000	3,055,240
Clorox Co.(a) 5.500% 01/02/2008	2,800,000	2,799,572
Computer Sciences Corp.(a) 5.600% 01/10/2008	2,950,000	2,945,870
Computer Sciences Corp.(a) 5.620% 01/04/2008	3,000,000	2,998,595
Kinder Morgan Energy Partners, LP(a) 5.600% 01/03/2008	2,660,000	2,659,172
Newell Rubbermaid, Inc.(a) 4.000% 01/02/2008	1,983,000	1,982,780
OGE Energy Corp.(a) 5.500% 01/07/2008	3,000,000	2,997,250
Public Service Co. of Colorado(a) 5.700% 01/09/2008	2,410,000	2,406,947
South Carolina Electric & Gas 5.770% 01/15/2008	120,000	119,731
United Healthcare Corp.(a) 5.450% 01/08/2008	3,155,000	3,151,657
		25,116,814

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Market Value
TOTAL SHORT-TERM INVESTMENTS (Cost $27,119,747)	$27,119,747
TOTAL INVESTMENTS — 101.6% (Cost $507,906,288)(h)	513,046,825
Other Assets/ (Liabilities) — (1.6%)	(7,904,987)
NET ASSETS — 100.0%	$505,141,838

Notes to Portfolio of Investments

FRN - Floating Rate Note

STEP - Step up bond

VRN - Variable Rate Note

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $45,970,369 or 9.1% of net assets.

(b)  Security is currently in default.

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Denotes all or a portion of security on loan.
(Note 2).

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Principal amount represents shares owned of the fund.

(g)  Represents investments of security lending collateral. (Note 2).

(h)  See Note 6 for aggregate cost for Federal tax purposes.

(i)  Non-income producing security.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 61.6%
COMMON STOCK — 61.6%
Advertising — 0.1%
Omnicom Group, Inc.	22,800	$1,083,684
Aerospace & Defense — 2.4%
Boeing Co.	63,300	5,536,218
General Dynamics Corp.	29,400	2,616,306
Goodrich Corp.(a)	6,600	466,026
L-3 Communications Holdings, Inc.	10,400	1,101,776
Lockheed Martin Corp.	28,800	3,031,488
Northrop Grumman Corp.	29,400	2,312,016
Raytheon Co.	35,900	2,179,130
Rockwell Collins, Inc.	5,800	417,426
United Technologies Corp.	37,900	2,900,866
		20,561,252
Agriculture — 1.3%
Altria Group, Inc.	136,600	10,324,228
Reynolds American, Inc.(a)	8,000	527,680
UST, Inc.(a)	14,400	789,120
		11,641,028
Apparel — 0.2%
Nike, Inc. Cl. B	26,800	1,721,632
VF Corp.	6,000	411,960
		2,133,592
Auto Manufacturers — 0.2%
Ford Motor Co.(a) (b)	181,900	1,224,187
General Motors Corp.(a)	16,000	398,240
		1,622,427
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co.(b)	10,400	293,488
Johnson Controls, Inc.	38,700	1,394,748
		1,688,236
Banks — 2.8%
Bank of America Corp.	149,205	6,156,198
The Bank of New York Mellon Corp.	70,818	3,453,086
Capital One Financial Corp.	19,233	908,952
Comerica, Inc.	4,600	200,238
Fifth Third Bancorp	28,100	706,153
KeyCorp	19,800	464,310
M&T Bank Corp.	100	8,157
Marshall & Ilsley Corp.	13,500	357,480
Northern Trust Corp.	17,100	1,309,518

	Number of Shares	Market Value
PNC Financial Services Group, Inc.	17,400	$1,142,310
Regions Financial Corp.	686	16,224
State Street Corp.	19,400	1,575,280
SunTrust Banks, Inc.	10,700	668,643
Synovus Financial Corp.	200	4,816
U.S. Bancorp	90,000	2,856,600
Wachovia Corp.	8,137	309,450
Wells Fargo & Co.	131,300	3,963,947
Zions Bancorp(a)	2,600	121,394
		24,222,756
Beverages — 1.4%
Anheuser-Busch Cos., Inc.	34,900	1,826,666
The Coca-Cola Co.	79,100	4,854,367
Coca-Cola Enterprises, Inc.	18,900	491,967
Constellation Brands, Inc. Cl. A(b)	11,000	260,040
Molson Coors Brewing Co. Cl. B	5,200	268,424
The Pepsi Bottling Group, Inc.	21,900	864,174
PepsiCo, Inc.	41,700	3,165,030
		11,730,668
Biotechnology — 0.4%
Amgen, Inc.(b)	41,600	1,931,904
Biogen Idec, Inc.(b)	13,600	774,112
Genzyme Corp.(b)	10,400	774,176
Millipore Corp.(b)	2,300	168,314
		3,648,506
Building Materials — 0.1%
Masco Corp.	21,200	458,132
Trane, Inc.	500	23,355
		481,487
Chemicals — 1.4%
Air Products & Chemicals, Inc.	8,200	808,766
The Dow Chemical Co.	35,300	1,391,526
Du Pont (E.I.) de Nemours & Co.	64,200	2,830,578
Eastman Chemical Co.	4,400	268,796
Monsanto Co.	46,800	5,227,092
Praxair, Inc.	11,200	993,552
The Sherwin-Williams Co.(a)	6,600	383,064
Sigma-Aldrich Corp.	5,900	322,140
		12,225,514

	Number of Shares	Market Value
Commercial Services — 0.6%
Apollo Group, Inc. Cl. A(b)	7,500	$526,125
Convergys Corp.(b)	5,300	87,238
Donnelley (R.R.) & Sons Co.	15,600	588,744
Equifax, Inc.	7,200	261,792
McKesson Corp.	26,200	1,716,362
Moody's Corp.(a)	8,500	303,450
Western Union	55,600	1,349,968
		4,833,679
Computers — 3.6%
Apple, Inc.(b)	50,300	9,963,424
Computer Sciences Corp.(b)	8,300	410,601
Electronic Data Systems Corp.	9,300	192,789
EMC Corp.(b)	171,300	3,174,189
Hewlett-Packard Co.	157,600	7,955,648
International Business Machines Corp.	75,100	8,118,310
Lexmark International, Inc. Cl. A(b)	1,800	62,748
Network Appliance, Inc.(a) (b)	11,800	294,528
SanDisk Corp.(b)	7,500	248,775
Sun Microsystems, Inc.(a) (b)	26,175	474,553
Teradata Corp.(b)	3,300	90,453
		30,986,018
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	19,100	1,489,036
The Estee Lauder Cos., Inc. Cl. A	4,700	204,967
The Procter & Gamble Co.	127,793	9,382,562
		11,076,565
Distribution & Wholesale — 0.1%
Genuine Parts Co.	6,500	300,950
W.W. Grainger, Inc.	3,500	306,320
		607,270
Diversified Financial — 3.2%
American Express Co.	56,200	2,923,524
Ameriprise Financial, Inc.	10,780	594,086
The Charles Schwab Corp.	59,900	1,530,445
Citigroup, Inc.	75,400	2,219,776
CME Group, Inc.	2,700	1,852,200
Discover Financial Services	66,750	1,006,590
Fannie Mae	1,300	51,974
Federated Investors, Inc. Cl. B	3,400	139,944

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Franklin Resources, Inc.	3,600	$411,948
Freddie Mac	1,000	34,070
The Goldman Sachs Group, Inc.	35,100	7,548,255
IntercontinentalExchange, Inc.(b)	3,500	673,750
JP Morgan Chase & Co.	134,416	5,867,258
Janus Capital Group, Inc.	6,000	197,100
Legg Mason, Inc.	3,000	219,450
Lehman Brothers Holdings, Inc.	27,000	1,766,880
SLM Corp.(a)	100	2,014
T. Rowe Price Group, Inc.	9,900	602,712
		27,641,976
Electric — 2.0%
AES Corp.(b)	200	4,278
Ameren Corp.	300	16,263
American Electric Power Co., Inc.	21,800	1,015,008
CenterPoint Energy, Inc.	16,500	282,645
Consolidated Edison, Inc.	19,100	933,035
Constellation Energy Group, Inc.	4,200	430,626
Dominion Resources, Inc.	13,500	640,575
DTE Energy Co.	9,900	435,204
Duke Energy Corp.	112,932	2,277,838
Edison International	29,300	1,563,741
Entergy Corp.	7,300	872,496
Exelon Corp.	25,300	2,065,492
FirstEnergy Corp.	11,500	831,910
FPL Group, Inc.	15,300	1,035,351
PG&E Corp.	300	12,927
Pinnacle West Capital Corp.	9,700	411,377
PPL Corp.	13,700	713,633
Progress Energy, Inc.	14,000	678,020
Public Service Enterprise Group, Inc.	17,500	1,719,200
Southern Co.	28,900	1,119,875
Xcel Energy, Inc.	20,300	458,171
		17,517,665
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	66,000	3,739,560
Molex, Inc.	5,000	136,500
		3,876,060
Electronics — 0.3%
Agilent Technologies, Inc.(b)	14,500	532,730
Applera Corp.-Applied Biosystems Group	7,100	240,832
Jabil Circuit, Inc.	200	3,054
PerkinElmer, Inc.	7,600	197,752

	Number of Shares	Market Value
Thermo Fisher Scientific, Inc.(b)	17,700	$1,020,936
Tyco Electronics Ltd.	16,407	609,192
Waters Corp.(b)	4,000	316,280
		2,920,776
Engineering & Construction — 0.2%
Fluor Corp.	4,900	714,028
Jacobs Engineering Group, Inc.(b)	9,100	870,051
		1,584,079
Environmental Controls — 0.2%
Allied Waste Industries, Inc.(b)	104,000	1,146,080
Waste Management, Inc.	13,200	431,244
		1,577,324
Foods — 0.9%
ConAgra Foods, Inc.	11,300	268,827
General Mills, Inc.	14,300	815,100
Heinz (H. J.) Co.	12,700	592,836
The Hershey Co.(a)	3,800	149,720
Kellogg Co.	8,200	429,926
Kraft Foods, Inc. Cl. A	60,000	1,957,800
The Kroger Co.	56,100	1,498,431
Sara Lee Corp.	27,700	444,862
SuperValu, Inc.	10,500	393,960
Sysco Corp.	26,200	817,702
Tyson Foods, Inc. Cl. A	15,700	240,681
Wrigley (Wm.) Jr. Co.	7,400	433,270
		8,043,115
Forest Products & Paper — 0.2%
International Paper Co.	16,200	524,556
MeadWestvaco Corp.	6,900	215,970
Temple-Inland, Inc.	4,600	95,910
Weyerhaeuser Co.	8,200	604,668
		1,441,104
Gas — 0.2%
Nicor, Inc.(a)	1,700	71,995
NiSource, Inc.	6,300	119,007
Sempra Energy	18,200	1,126,216
		1,317,218
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	4,300	299,495
Snap-on, Inc.	3,000	144,720
The Stanley Works	5,600	271,488
		715,703
Health Care – Products — 1.5%
Bard (C.R.), Inc.(a)	2,400	227,520
Baxter International, Inc.	45,700	2,652,885

	Number of Shares	Market Value
Becton, Dickinson & Co.	5,700	$476,406
Boston Scientific Corp.(b)	51,000	593,130
Covidien Ltd.	11,500	509,335
Johnson & Johnson	129,700	8,650,990
Medtronic, Inc.	4,200	211,134
Patterson Cos., Inc.(b)	100	3,395
Zimmer Holdings, Inc.(b)	300	19,845
		13,344,640
Health Care – Services — 0.9%
Aetna, Inc.	29,800	1,720,354
Coventry Health Care, Inc.(b)	4,700	278,475
Humana, Inc.(b)	8,100	610,011
Laboratory Corp. of America Holdings(b)	200	15,106
Quest Diagnostics, Inc.	6,900	365,010
UnitedHealth Group, Inc.	55,600	3,235,920
WellPoint, Inc.(b)	18,500	1,623,005
		7,847,881
Holding Company – Diversified — 0.0%
Leucadia National Corp.	3,800	178,980
Home Builders — 0.1%
Centex Corp.(a)	7,600	191,976
D.R. Horton, Inc.(a)	9,600	126,432
KB Home(a)	6,400	138,240
		456,648
Home Furnishing — 0.0%
Harman International Industries, Inc.	100	7,371
Whirlpool Corp.	2,300	187,749
		195,120
Household Products — 0.3%
Avery Dennison Corp.	2,200	116,908
The Clorox Co.	8,400	547,428
Fortune Brands, Inc.	7,300	528,228
Kimberly-Clark Corp.	15,500	1,074,770
		2,267,334
Housewares — 0.0%
Newell Rubbermaid, Inc.	16,600	429,608
Insurance — 3.3%
ACE Ltd.	22,700	1,402,406
AFLAC, Inc.	18,700	1,171,182
Allstate Corp.	21,100	1,102,053
American International Group, Inc.	41,600	2,425,280
Aon Corp.	20,400	972,876
Assurant, Inc.	4,900	327,810
Chubb Corp.	36,300	1,981,254
Cigna Corp.	21,200	1,139,076
Cincinnati Financial Corp.	6,700	264,918

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Genworth Financial, Inc. Cl. A	15,300	$389,385
The Hartford Financial Services Group, Inc.	28,900	2,519,791
Lincoln National Corp.	6,187	360,207
Loews Corp.	17,000	855,780
Metlife, Inc.	51,700	3,185,754
Principal Financial Group, Inc.(a)	10,000	688,400
Progressive Corp.	27,800	532,648
Prudential Financial, Inc.	42,200	3,926,288
Safeco Corp.	2,200	122,496
Torchmark Corp.	6,900	417,657
St. Paul Travelers Companies	58,435	3,143,803
Unum Group	33,300	792,207
XL Capital Ltd. Cl. A	17,200	865,332
		28,586,603
Internet — 1.6%
Amazon.com, Inc.(b)	29,800	2,760,672
eBay, Inc.(b)	96,000	3,186,240
Expedia, Inc.(b)	26,300	831,606
Google, Inc. Cl. A(b)	7,500	5,186,100
IAC/InterActiveCorp(b)	5,700	153,444
Symantec Corp.(b)	27,900	450,306
VeriSign, Inc.(b)	8,600	323,446
Yahoo!, Inc.(b)	40,700	946,682
		13,838,496
Investment Companies — 0.1%
American Capital Strategies Ltd.(a)	15,300	504,288
Iron & Steel — 0.2%
Allegheny Technologies, Inc.(a)	3,900	336,960
Nucor Corp.	11,100	657,342
United States Steel Corp.	6,000	725,460
		1,719,762
Leisure Time — 0.1%
Carnival Corp.	10,000	444,900
Lodging — 0.0%
Marriott International, Inc. Cl. A	700	23,926
Starwood Hotels & Resorts Worldwide, Inc.	4,500	198,135
Wyndham Worldwide Corp.	5,300	124,868
		346,929
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	24,200	1,755,952
Terex Corp.(b)	1,800	118,026
		1,873,978

	Number of Shares	Market Value
Machinery – Diversified — 0.3%
Deere & Co.	20,900	$1,946,208
The Manitowoc Co., Inc.	4,400	214,852
Rockwell Automation, Inc.	6,900	475,824
		2,636,884
Manufacturing — 2.9%
3M Co.	15,100	1,273,232
Cooper Industries Ltd. Cl. A	11,900	629,272
Danaher Corp.	8,600	754,564
Dover Corp.	4,300	198,187
Eastman Kodak Co.(a)	21,000	459,270
Eaton Corp.	8,300	804,685
General Electric Co.	313,300	11,614,031
Honeywell International, Inc.	48,800	3,004,616
Illinois Tool Works, Inc.	14,000	749,560
Ingersoll-Rand Co. Ltd. Cl. A	13,500	627,345
ITT Corp.	10,200	673,608
Leggett & Platt, Inc.	11,400	198,816
Pall Corp.	6,400	258,048
Parker Hannifin Corp.	14,250	1,073,167
Textron, Inc.	16,300	1,162,190
Tyco International Ltd.	32,307	1,280,973
		24,761,564
Media — 1.4%
CBS Corp. Cl. B	34,650	944,212
Clear Channel Communications, Inc.	44,900	1,549,948
Gannett Co., Inc.	100	3,900
The McGraw-Hill Companies, Inc.(a)	18,800	823,628
Meredith Corp.	9,000	494,820
New York Times Co. Cl. A(a)	10,300	180,559
News Corp., Inc. Cl. A	52,400	1,073,676
The Scripps (E.W.) Co. Cl. A(a)	5,200	234,052
Time Warner, Inc.	142,600	2,354,326
Viacom, Inc. Cl. B(b)	60,700	2,665,944
The Walt Disney Co.	44,700	1,442,916
		11,767,981
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	4,500	624,150
Mining — 0.5%
Alcoa, Inc.	33,800	1,235,390
Freeport-McMoran Copper & Gold, Inc.	32,593	3,338,827
Vulcan Materials Co.	300	23,727
		4,597,944
Office Equipment/Supplies — 0.1%
Xerox Corp.(a)	61,900	1,002,161

	Number of Shares	Market Value
Oil & Gas — 6.7%
Anadarko Petroleum Corp.	18,700	$1,228,403
Apache Corp.	16,800	1,806,672
Chesapeake Energy Corp.	16,900	662,480
Chevron Corp.	88,269	8,238,146
ConocoPhillips	106,758	9,426,731
Devon Energy Corp.	16,800	1,493,688
Exxon Mobil Corp.(c)	239,200	22,410,648
Hess Corp.	9,600	968,256
Marathon Oil Corp.	27,400	1,667,564
Murphy Oil Corp.	4,300	364,812
Nabors Industries Ltd.(b)	1,200	32,868
Noble Corp.	11,900	672,469
Noble Energy, Inc.	11,600	922,432
Occidental Petroleum Corp.	57,200	4,403,828
Tesoro Corp.	6,900	329,130
Transocean, Inc.	13,100	1,875,265
Valero Energy Corp.	26,900	1,883,807
		58,387,199
Oil & Gas Services — 0.9%
BJ Services Co.	400	9,704
National Oilwell Varco, Inc.(b)	34,100	2,504,986
Schlumberger Ltd.	52,100	5,125,077
		7,639,767
Packaging & Containers — 0.1%
Ball Corp.	8,300	373,500
Bemis Co., Inc.	3,900	106,782
		480,282
Pharmaceuticals — 4.0%
Abbott Laboratories	59,800	3,357,770
Allergan, Inc.	7,100	456,104
AmerisourceBergen Corp.	11,800	529,466
Bristol-Myers Squibb Co.	138,600	3,675,672
Eli Lilly & Co.	58,400	3,117,976
Express Scripts, Inc.(b)	19,800	1,445,400
Forest Laboratories, Inc.(b)	12,300	448,335
Hospira, Inc.(b)	4,100	174,824
King Pharmaceuticals, Inc.(b)	15,100	154,624
Medco Health Solutions, Inc.(b)	21,900	2,220,660
Merck & Co., Inc.	98,800	5,741,268
Pfizer, Inc.	451,200	10,255,776
Watson Pharmaceutical, Inc.(b)	16,900	458,666
Wyeth	52,100	2,302,299
		34,338,840

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pipelines — 0.2%
Questar Corp.	6,700	$362,470
Spectra Energy Corp.	14,600	376,972
The Williams Cos., Inc.	27,200	973,216
		1,712,658
Real Estate — 0.0%
Forestar Real Estate Group, Inc.	1,533	36,171
Real Estate Investment Trusts (REITS) — 0.5%
Boston Properties, Inc.	2,700	247,887
Equity Residential REIT	19,500	711,165
Host Hotels & Resorts, Inc. REIT(a)	158,200	2,695,728
ProLogis(a)	11,600	735,208
Public Storage	4,600	337,686
Simon Property Group, Inc. REIT	200	17,372
		4,745,046
Retail — 2.6%
Abercrombie & Fitch Co. Cl. A	4,300	343,871
AutoNation, Inc.(b)	6,100	95,526
AutoZone, Inc.(b)	8,400	1,007,244
Best Buy Co., Inc.	18,050	950,333
Big Lots, Inc.(a) (b)	8,400	134,316
Circuit City Stores, Inc.(a)	300	1,260
Costco Wholesale Corp.	24,800	1,730,048
CVS Caremark Corp.	65,613	2,608,117
Darden Restaurants, Inc.	5,500	152,405
Family Dollar Stores, Inc.	9,600	184,608
The Gap, Inc.	31,000	659,680
J.C. Penney Co., Inc.	100	4,399
Kohl's Corp.(b)	1,100	50,380
Lowe's Companies, Inc.(a)	100	2,262
Macy's, Inc.	21,500	556,205
McDonald's Corp.	79,300	4,671,563
Nordstrom, Inc.(a)	500	18,365
Office Depot, Inc.(b)	100	1,391
RadioShack Corp.(a)	64,900	1,094,214
Staples, Inc.	31,650	730,166
Tiffany & Co.	8,300	382,049
The TJX Cos., Inc.	27,600	792,948
Wal-Mart Stores, Inc.	107,800	5,123,734
Wendy's International, Inc.	6,300	162,792
Yum! Brands, Inc.	36,600	1,400,682
		22,858,558
Savings & Loans — 0.0%
Guaranty Financial Group, Inc.	1,533	24,533
Hudson City Bancorp, Inc.	27,000	405,540
Washington Mutual, Inc.(a)	909	12,371
		442,444

	Number of Shares	Market Value
Semiconductors — 2.1%
Advanced Micro Devices, Inc.(a) (b)	2,900	$21,750
Analog Devices, Inc.	10,000	317,000
Applied Materials, Inc.	45,500	808,080
Broadcom Corp. Cl. A(b)	15,450	403,863
Intel Corp.	350,500	9,344,330
KLA-Tencor Corp.	5,700	274,512
Linear Technology Corp.(a)	9,900	315,117
LSI Corp.(b)	16,000	84,960
MEMC Electronic Materials, Inc.(b)	17,200	1,522,028
Micron Technology, Inc.(b)	1,600	11,600
National Semiconductor Corp.	11,300	255,832
Novellus Systems, Inc.(b)	13,500	372,195
Nvidia Corp.(b)	42,900	1,459,458
Teradyne, Inc.(b)	4,500	46,530
Texas Instruments, Inc.	89,100	2,975,940
Xilinx, Inc.	13,300	290,871
		18,504,066
Software — 2.9%
Adobe Systems, Inc.(b)	43,500	1,858,755
Autodesk, Inc.(b)	16,600	826,016
Automatic Data Processing, Inc.	31,600	1,407,148
BMC Software, Inc.(b)	18,800	670,032
CA, Inc.	28,053	699,922
Citrix Systems, Inc.(b)	6,600	250,866
Compuware Corp.(b)	91,700	814,296
Electronic Arts, Inc.(b)	300	17,523
Fiserv, Inc.(b)	6,300	349,587
IMS Health, Inc.	100	2,304
Intuit, Inc.(b)	10,800	341,388
Microsoft Corp.	362,200	12,894,320
Novell, Inc.(b)	10,400	71,448
Oracle Corp.(b)	199,596	4,506,878
		24,710,483
Telecommunications — 3.3%
American Tower Corp. Cl. A(b)	30,300	1,290,780
AT&T, Inc.(c)	259,466	10,783,407
CenturyTel, Inc.	22,200	920,412
Ciena Corp.(a) (b)	5,500	187,605
Cisco Systems, Inc.(b)	251,000	6,794,570
Citizens Communications Co.	7,800	99,294
Corning, Inc.	56,400	1,353,036
Embarq Corp.	5,428	268,849
Juniper Networks, Inc.(b)	40,200	1,334,640
Qwest Communications International, Inc.(a) (b)	33,700	236,237
Tellabs, Inc.(b)	400	2,616

	Number of Shares	Market Value
Verizon Communications, Inc.	113,868	$4,974,893
Windstream Corp.	23,900	311,178
		28,557,517
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	10,000	255,800
Transportation — 0.9%
Burlington Northern Santa Fe Corp.	13,500	1,123,605
CSX Corp.	20,900	919,182
Norfolk Southern Corp.	10,800	544,752
Ryder System, Inc.(a)	1,500	70,515
Union Pacific Corp.	15,500	1,947,110
United Parcel Service, Inc. Cl. B	47,100	3,330,912
		7,936,076
TOTAL COMMON STOCK (Cost $400,244,173)		533,208,460
TOTAL EQUITIES (Cost $400,244,173)		533,208,460
RIGHTS — 0.0%
Computers
Seagate Technology(b) (d)	21,700	-
TOTAL RIGHTS (Cost $0)		-
	Principal Amount
BONDS & NOTES — 28.8%
ASSET BACKED SECURITIES — 0.0%
Electric
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	$404,103	426,329
TOTAL ASSET BACKED SECURITIES (Cost $434,226)		426,329
CORPORATE DEBT — 11.2%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	1,800,000	1,810,485
Airlines — 0.0%
US Airways, Inc., Class B(d) (e) 7.500% 04/15/2008	869,681	9

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Apparel — 0.1%
Kellwood Co. 7.625% 10/15/2017	$130,000	$113,100
Kellwood Co. 7.875% 07/15/2009	165,000	166,564
VF Corp. 6.450% 11/01/2037	375,000	362,431
		642,095
Auto Manufacturers — 0.2%
DaimlerChrysler NA Holding 4.050% 06/04/2008	2,000,000	1,992,300
Banks — 0.4%
Bank of America Corp. 4.250% 10/01/2010	800,000	794,950
Barclays Bank PLC 5.450% 09/12/2012	425,000	435,619
HSBC Holdings PLC 6.500% 09/15/2037	325,000	314,999
Wachovia Bank NA 6.600% 01/15/2038	800,000	804,016
Wachovia Corp. 5.300% 10/15/2011	750,000	751,667
Wells Fargo & Co. 4.125% 03/10/2008	470,000	468,675
		3,569,926
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	300,000	292,096
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	145,000	155,332
Coca-Cola Co. 5.350% 11/15/2017	275,000	281,749
Constellation Brands, Inc. 8.000% 02/15/2008	210,000	210,262
Diageo Finance BV 3.875% 04/01/2011	325,000	314,683
Foster's Finance Corp.(f) 6.875% 06/15/2011	835,000	892,939
		2,147,061
Building Materials — 0.1%
American Standard, Inc. 7.625% 02/15/2010	700,000	735,046
Chemicals — 0.3%
Cytec Industries, Inc. 5.500% 10/01/2010	335,000	341,752
Lubrizol Corp. 4.625% 10/01/2009	480,000	482,042
Lubrizol Corp. 5.875% 12/01/2008	325,000	326,597

	Principal Amount	Market Value
Praxair, Inc. 5.250% 11/15/2014	$625,000	$629,835
Sensient Technologies 6.500% 04/01/2009	400,000	405,930
		2,186,156
Commercial Services — 0.3%
Deluxe Corp. 7.375% 06/01/2015	95,000	94,525
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	400,000	398,502
Equifax, Inc. 7.000% 07/01/2037	275,000	260,933
ERAC USA Finance Co.(f) 6.700% 06/01/2034	320,000	285,100
ERAC USA Finance Co.(f) 7.000% 10/15/2037	850,000	771,995
Valassis Communications, Inc. 6.625% 01/15/2009	705,000	694,425
		2,505,480
Computers — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	310,000	313,458
Diversified Financial — 2.0%
American Express Co. 6.150% 08/28/2017	230,000	236,043
American General Finance Corp. 5.900% 09/15/2012	980,000	991,290
American General Finance Corp. 6.500% 09/15/2017	225,000	219,335
American General Finance Corp. 6.900% 12/15/2017	750,000	750,750
American Honda Finance Corp.(f) 3.850% 11/06/2008	700,000	694,805
BlackRock, Inc. 6.250% 09/15/2017	500,000	514,715
Boeing Capital Corp., Ltd. 6.500% 02/15/2012	440,000	472,366
Caterpillar Financial Services Corp., Series F 4.500% 09/01/2008	300,000	299,162
CIT Group, Inc. 5.125% 09/30/2014	535,000	471,265
CIT Group, Inc. 7.625% 11/30/2012	900,000	912,245
Citigroup, Inc. 5.500% 02/15/2017	500,000	485,924

	Principal Amount	Market Value
Countrywide Home Loans, Inc.(a) 3.250% 05/21/2008	$920,000	$831,375
Eaton Vance Corp. 6.500% 10/02/2017	620,000	650,461
Emerald Investment Grade CBO Ltd. FRN(f) 5.365% 05/24/2011	705,654	702,126
Franklin Resources, Inc. 3.700% 04/15/2008	800,000	798,102
General Electric Capital Corp. 5.375% 10/20/2016	475,000	481,061
Glencore Funding LLC(f) 6.000% 04/15/2014	500,000	502,927
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	775,000	767,144
The Goldman Sachs Group, Inc. 5.625% 01/15/2017	780,000	761,729
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	275,000	270,264
The Goldman Sachs Group, Inc. 6.750% 10/01/2037	170,000	166,562
Household Finance Corp. 4.125% 12/15/2008	875,000	866,988
Household Finance Corp. 6.375% 10/15/2011	965,000	994,263
HSBC Finance Corp. 5.900% 06/19/2012	70,000	71,109
Lazard Group LLC 6.850% 06/15/2017	360,000	355,561
Lazard Group LLC 7.125% 05/15/2015	430,000	437,573
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	715,000	728,205
Lehman Brothers Holdings, Inc. 6.875% 07/17/2037	500,000	488,842
Lehman Brothers Holdings, Inc. 7.000% 09/27/2027	95,000	96,421
Morgan Stanley 5.450% 01/09/2017	265,000	257,069
Residential Capital Corp. 7.625% 11/21/2008	645,000	512,775
SLM Corp. 5.000% 10/01/2013	230,000	201,597
Textron Financial Corp. 5.125% 11/01/2010	580,000	591,492
		17,581,546

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Electric — 1.1%
Allegheny Energy Supply Co. LLC(f) 8.250% 04/15/2012	$275,000	$293,562
Carolina Power & Light Co. 5.950% 03/01/2009	170,000	172,711
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,135,000	1,136,041
Consumers Energy Co. 4.400% 08/15/2009	250,000	247,823
Duke Energy Corp. 4.200% 10/01/2008	80,000	79,497
Entergy Gulf States, Inc. 5.250% 08/01/2015	995,000	941,704
Ipalco Enterprises, Inc. 8.375% 11/14/2008	975,000	992,062
Kansas Gas & Electric Co. 5.647% 03/29/2021	304,775	299,726
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,050,000	1,043,101
MidAmerican Funding LLC 6.750% 03/01/2011	145,000	154,397
Monongahela Power 6.700% 06/15/2014	400,000	418,376
Nevada Power Co., Series L 5.875% 01/15/2015	450,000	447,207
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	830,000	844,383
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	102,000	102,190
Tenaska Oklahoma(f) 6.528% 12/30/2014	457,467	472,453
TransAlta Corp. 5.750% 12/15/2013	1,000,000	1,019,399
Tri-State Generation & Transmission Association, Series 2003, Class A(f) 6.040% 01/31/2018	376,882	388,538
Tri-State Generation & Transmission Association, Series 2003, Class B(f) 7.144% 07/31/2033	525,000	551,877
Wisconsin Public Service Corp. 5.650% 11/01/2017	225,000	228,643
		9,833,690
Electrical Components & Equipment — 0.1%
Ametek, Inc. 7.200% 07/15/2008	1,040,000	1,049,597

	Principal Amount	Market Value
Electronics — 0.1%
Thomas & Betts Corp. 6.625% 05/07/2008	$330,000	$331,287
Thomas & Betts Corp., Series B 6.390% 02/10/2009	200,000	203,537
		534,824
Environmental Controls — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	425,000	416,500
Foods — 0.2%
Sara Lee Corp. 3.875% 06/15/2013	140,000	131,057
Smithfield Foods, Inc. 7.000% 08/01/2011	1,500,000	1,477,500
		1,608,557
Forest Products & Paper — 0.1%
Rock-Tenn Co. 5.625% 03/15/2013	105,000	98,175
Rock-Tenn Co. 8.200% 08/15/2011	390,000	403,650
		501,825
Gas — 0.2%
Australian Gas Light Co. Ltd.(f) 6.400% 04/15/2008	710,000	714,117
OAO Gazprom(f) 9.625% 03/01/2013	290,000	328,483
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	400,000	385,685
Southwest Gas Corp. 8.375% 02/15/2011	205,000	226,083
		1,654,368
Health Care – Products — 0.0%
Covidien International F(f) 6.550% 10/15/2037	300,000	311,561
Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.750% 08/15/2013	1,150,000	1,148,562
Home Builders — 0.0%
Centex Corp. 7.875% 02/01/2011	250,000	245,054
D.R. Horton, Inc. 4.875% 01/15/2010	80,000	73,306
Lennar Corp., Series B 5.125% 10/01/2010	60,000	51,486
		369,846

	Principal Amount	Market Value
Household Products — 0.1%
Kimberly-Clark Corp. 6.125% 08/01/2017	$550,000	$579,480
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	320,000	322,155
Toro Co. 7.800% 06/15/2027	165,000	181,509
		503,664
Insurance — 0.0%
Lincoln National Corp. 6.300% 10/09/2037	220,000	213,930
Investment Companies — 0.0%
Xstrata Finance Canada(f) 5.800% 11/15/2016	195,000	191,232
Iron & Steel — 0.0%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	245,000	242,678
Lodging — 0.3%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	385,000	358,050
Marriot International 6.200% 06/15/2016	775,000	783,588
MGM Mirage 6.000% 10/01/2009	250,000	248,750
MGM Mirage 6.750% 09/01/2012	725,000	705,969
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 02/15/2013	150,000	150,091
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	395,000	419,728
		2,666,176
Machinery – Diversified — 0.1%
Briggs & Stratton Corp. 8.875% 03/15/2011	550,000	584,375
Idex Corp. 6.875% 02/15/2008	500,000	501,047
		1,085,422
Manufacturing — 0.2%
Bombardier, Inc.(f) 6.750% 05/01/2012	245,000	248,062
Cooper US, Inc. 6.100% 07/01/2017	425,000	453,040
Pentair, Inc. 7.850% 10/15/2009	625,000	665,965

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Tyco Electronics Group SA(f) 6.000% 10/01/2012	$225,000	$230,569
Tyco Electronics Group SA(f) 6.550% 10/01/2017	200,000	205,714
Tyco Electronics Group SA(f) 7.125% 10/01/2037	225,000	236,868
		2,040,218
Media — 1.0%
Belo Corp. 8.000% 11/01/2008	400,000	403,579
Clear Channel Communications, Inc. 4.250% 05/15/2009	625,000	593,349
Cox Communications, Inc. 4.625% 01/15/2010	1,850,000	1,835,648
Cox Communications, Inc. 6.750% 03/15/2011	700,000	734,338
Dow Jones & Co., Inc. 3.875% 02/15/2008	800,000	799,119
Echostar DBS Corp. 7.125% 02/01/2016	425,000	433,500
Knight-Ridder, Inc. 7.125% 06/01/2011	130,000	121,373
Rogers Cable, Inc. 5.500% 03/15/2014	200,000	197,058
Scholastic Corp. 5.000% 04/15/2013	305,000	261,993
Shaw Communications, Inc. 8.250% 04/11/2010	745,000	781,319
Thomson Corp. 5.700% 10/01/2014	865,000	868,561
Time Warner, Inc. 5.875% 11/15/2016	565,000	561,529
Viacom, Inc. 6.250% 04/30/2016	195,000	196,184
Viacom, Inc. 6.625% 05/15/2011	480,000	497,870
Viacom, Inc. 7.875% 07/30/2030	210,000	227,909
		8,513,329
Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 02/15/2010	475,000	479,922
Mining — 0.2%
Codelco, Inc.(f) 6.150% 10/24/2036	280,000	276,544
Vale Overseas Ltd. 6.250% 01/23/2017	305,000	305,947

	Principal Amount	Market Value
Vale Overseas Ltd. 6.875% 11/21/2036	$280,000	$283,251
Vulcan Materials Co. 6.000% 04/01/2009	1,250,000	1,277,019
		2,142,761
Office Equipment/Supplies — 0.0%
Xerox Corp. 5.500% 05/15/2012	225,000	228,739
Oil & Gas — 0.4%
Enterprise Products Operating LP 7.500% 02/01/2011	175,000	185,950
Mobil Corp. 8.625% 08/15/2021	1,050,000	1,438,190
The Premcor Refining Group, Inc. 6.750% 05/01/2014	230,000	236,394
Shell International Finance 5.625% 06/27/2011	900,000	939,668
Tesoro Corp. 6.500% 06/01/2017	215,000	212,850
XTO Energy, Inc. 4.900% 02/01/2014	850,000	825,414
		3,838,466
Oil & Gas Services — 0.1%
Colonial Pipeline Co.(f) 7.630% 04/15/2032	750,000	877,073
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	175,000	166,250
		1,043,323
Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 08/01/2013	185,000	189,067
Pactiv Corp. 5.875% 07/15/2012	230,000	233,871
Pactiv Corp. 6.400% 01/15/2018	200,000	201,851
Sealed Air Corp.(f) 6.875% 07/15/2033	145,000	141,842
		766,631
Pharmaceuticals — 0.1%
Abbott Laboratories 5.600% 11/30/2017	850,000	873,308
Pipelines — 0.8%
Boardwalk Pipelines LLC 5.500% 02/01/2017	175,000	173,392
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	200,000	207,891

	Principal Amount	Market Value
Duke Energy Field Services Corp. 7.875% 08/16/2010	$1,800,000	$1,930,876
Enbridge, Inc. 5.800% 06/15/2014	775,000	787,701
Gulf South Pipeline Co. LP(f) 5.050% 02/01/2015	150,000	148,350
Kern River Funding Corp.(f) 4.893% 04/30/2018	588,000	575,852
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	130,000	129,993
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	120,000	118,602
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	440,000	461,778
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	100,000	100,175
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	365,000	379,831
Plains All American Pipeline Co. 5.625% 12/15/2013	520,000	530,212
Southern Natural Gas Co.(f) 5.900% 04/01/2017	250,000	245,892
Texas Eastern Transmission LP(f) 6.000% 09/15/2017	175,000	179,683
Trans-Canada Pipelines 6.200% 10/15/2037	400,000	397,158
Transcontinental Gas Pipe Line Corp. 8.875% 07/15/2012	350,000	395,500
		6,762,886
Real Estate Investment Trusts (REITS) — 0.3%
Brandywine Operating Partnership LP 5.625% 12/15/2010	310,000	313,008
iStar Financial, Inc. REIT 7.000% 03/15/2008	250,000	249,569
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	165,000	159,302
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	310,000	259,565
Prologis REIT 5.250% 11/15/2010	650,000	647,442

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Senior Housing Properties Trust REIT 8.625% 01/15/2012	$100,000	$106,000
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	325,000	324,753
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	770,000	816,881
		2,876,520
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	115,000	124,520
Lowe's Cos, Inc. 5.600% 09/15/2012	250,000	256,759
McDonald's Corp. 6.300% 10/15/2037	100,000	103,704
Yum! Brands, Inc. 6.875% 11/15/2037	415,000	413,076
		898,059
Savings & Loans — 0.1%
Washington Mutual Bank 5.650% 08/15/2014	775,000	684,017
Software — 0.0%
Certegy, Inc. 4.750% 09/15/2008	220,000	216,975
Telecommunications — 0.9%
Anixter, Inc. 5.950% 03/01/2015	510,000	459,638
AT&T, Inc. 6.500% 09/01/2037	300,000	313,703
British Telecom PLC STEP 9.125% 12/15/2030	180,000	238,253
Deutsche Telekom International Finance B.V. STEP 8.250% 06/15/2030	775,000	967,008
Embarq Corp. 7.082% 06/01/2016	205,000	211,228
Qwest Corp. 7.875% 09/01/2011	750,000	780,000
Qwest Corp. 8.875% 03/15/2012	600,000	642,000
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	350,000	360,555
Sprint Capital Corp. 6.125% 11/15/2008	1,200,000	1,201,487
Sprint Capital Corp. 6.900% 05/01/2019	255,000	253,308

	Principal Amount	Market Value
Sprint Nextel Corp. 6.000% 12/01/2016	$595,000	$569,887
Telecom Italia Capital SA 6.000% 09/30/2034	325,000	316,032
Telefonica Emisiones, S.A.U. 7.045% 06/20/2036	485,000	542,126
Verizon Global Funding Corp. 7.750% 12/01/2030	525,000	615,753
		7,470,978
Textiles — 0.1%
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	400,000	429,512
Transportation — 0.2%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	490,000	513,187
Canadian National Railway Co. 5.850% 11/15/2017	215,000	217,326
Canadian National Railway Co. 6.375% 11/15/2037	190,000	194,426
CSX Corp. 7.250% 05/01/2027	50,000	53,343
Norfolk Southern Corp. 6.000% 04/30/2008	450,000	451,581
		1,429,863
TOTAL CORPORATE DEBT (Cost $97,760,671)		97,090,981
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Commercial MBS — 2.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 5.745% 07/10/2017	1,225,000	1,251,173
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/11/2044	900,000	896,455
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 06/11/2050	350,000	355,228
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	600,000	600,489

	Principal Amount	Market Value
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/2049	$1,225,000	$1,236,526
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 5.816% 12/10/2049	575,000	592,359
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/2043	500,000	499,630
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	2,850,000	2,825,430
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 5.172% 12/12/2049	500,000	490,783
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	2,700,000	2,686,408
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	1,475,000	1,489,839
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(f) 6.920% 02/03/2014	3,000,000	3,091,149
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 04/15/2047	750,000	751,792
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 5.858% 02/15/2051	1,750,000	1,789,925
		18,557,186
Home Equity ABS — 0.2%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	2,000,000	1,786,250
Other ABS — 0.3%
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(f) 5.926% 09/20/2010	430,000	407,963

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(f) 6.246% 01/11/2013	$575,000	$505,759
Newport Waves CDO, Series 2007-1A, Class A3LS(f) 6.188% 06/20/2014	950,000	795,625
Salt Creek High Yield CSO Ltd.,Series 2005-1A, Class A7, FRN(f) 6.930% 09/20/2010	300,000	283,500
Salt Creek High Yield CSO Ltd.,Series 2005-1A, Class B2, FRN(f) 7.530% 09/20/2010	245,000	230,300
		2,223,147
WL Collateral CMO — 1.4%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,238,104	1,168,542
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.242% 07/25/2037	2,346,500	2,270,077
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 7.285% 09/25/2033	95,781	95,626
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.045% 02/25/2034	99,154	98,695
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 6.632% 08/25/2034	110,725	110,000
Impac Secured Assets Corp., Series 2007-2, Class 1A1A, FRN 4.975% 05/25/2037	1,181,266	1,111,396
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 7.084% 08/25/2034	229,457	230,173
JP Morgan Mortgage Trust, Series 2006-A2, Class 5A1 3.755% 11/25/2033	1,156,853	1,134,941
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.184% 07/25/2033	19,583	19,523

	Principal Amount	Market Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, FRN 7.074% 02/25/2034	$41,054	$41,846
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, FRN 5.115% 08/25/2036	310,383	296,712
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.420% 02/25/2034	6,044	6,208
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 7.359% 03/25/2034	145,410	148,990
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,335,887	1,323,781
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	493,490	525,339
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	484,475	488,423
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 08/25/2034	204,407	204,628
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.190% 04/25/2044	334,016	328,065
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.235% 09/25/2034	1,097,349	1,074,912
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	1,227,388	1,229,935
		11,907,812

	Principal Amount	Market Value
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.120% 06/25/2032	$96,794	$96,462
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $35,103,248)		34,570,857
SOVEREIGN DEBT OBLIGATIONS — 0.3%
Province of Ontario 4.750% 01/19/2016	1,200,000	1,215,666
United Mexican States 5.625% 01/15/2017	1,020,000	1,033,770
		2,249,436
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,172,407)		2,249,436
U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.1%
Pass-Through Securities
FHLMC 5.500% 07/01/2020- 12/01/2037	23,575,050	23,679,245
FHLMC 6.000% 09/01/2016- 02/01/2018	409,964	421,519
FHLMC 6.500% 08/01/2016- 09/01/2016	333,560	346,500
FHLMC 7.500% 02/01/2030- 02/01/2031	506,448	542,545
FHLMC 8.000% 08/01/2026- 03/01/2028	187,608	203,743
FHLMC 9.000% 03/01/2017	8,080	8,740
FNMA 4.500% 12/01/2020	4,851,283	4,772,449
FNMA 5.000% 12/01/2034- 09/01/2035	6,426,016	6,272,897
FNMA 5.500% 08/01/2020- 12/01/2037	24,895,849	25,018,343
FNMA 6.000% 05/01/2016- 06/01/2016	157,125	161,281

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA 6.500% 01/01/2037- 11/01/2037	$7,301,276	$7,506,339
FNMA 7.000% 01/01/2031- 05/01/2031	632,202	661,898
FNMA 7.500% 09/01/2029- 05/01/2030	237,374	256,351
FNMA 8.000% 02/01/2030- 08/01/2031	133,601	143,875
FNMA FRN 4.355% 10/01/2034	1,218,669	1,218,442
FNMA TBA(g) 4.500% 01/01/2038	14,050,000	13,315,668
GNMA 6.000% 07/15/2037- 08/15/2037	2,678,558	2,742,488
GNMA 6.500% 09/15/2036- 06/15/2037	15,929,553	16,455,975
GNMA 7.000% 04/15/2023- 08/15/2032	266,309	282,818
GNMA 7.250% 06/20/2021- 05/20/2022	545,354	582,637
GNMA 7.500% 04/15/2017- 09/15/2017	166,130	177,484
GNMA 8.000% 03/15/2008- 04/15/2008	691	691
GNMA 9.000% 08/15/2008- 09/15/2009	21,353	21,670
New Valley Generation IV, TVA 4.687% 01/15/2022	344,050	349,042
		105,142,640
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $104,343,856)		105,142,640
U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bond(h) 6.125% 08/15/2029	7,775,000	9,515,871
U.S. Treasury Inflation Index 0.875% 04/15/2010	716,827	714,754
		10,230,625

	Principal Amount	Market Value
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,357,600)		$10,230,625
TOTAL BONDS & NOTES (Cost $249,172,008)		249,710,868
OPTIONS — 0.0%
Bear Stearns Co., Inc. Floor, Swaption Expires 10/01/2014, Strike $0.00(b)	$4,000,000	44,229
TOTAL OPTIONS (Cost $53,600)		44,229
TOTAL LONG TERM INVESTMENTS (Cost $649,469,781)		782,963,557
SHORT-TERM INVESTMENTS — 12.3%
Cash Equivalents — 1.5%(j)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	302,639	302,639
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	302,639	302,639
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	181,583	181,583
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	242,107	242,107
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	242,110	242,110
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	151,319	151,319
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	151,319	151,319
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	423,694	423,694
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	242,110	242,110
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	181,583	181,583
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	151,319	151,319

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	$181,583	$181,583
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	181,583	181,583
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	181,583	181,583
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	181,583	181,583
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	242,110	242,110
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	302,639	302,639
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,286,212	1,286,212
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	242,110	242,110
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	181,583	181,583
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	151,319	151,319
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	272,375	272,375
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	90,791	90,791
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	302,639	302,639
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	302,639	302,639
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	302,639	302,639
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	181,583	181,583
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	181,583	181,583
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	211,846	211,846

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Reserve Primary Money Market Fund(i)	$719,220	$719,220
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	302,639	302,639
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	151,319	151,319
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	151,319	151,319
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	242,110	242,110
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	211,846	211,846
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	211,846	211,846
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,782,046	1,782,046
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	302,639	302,639
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	121,055	121,055
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	302,639	302,639
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	302,639	302,639
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	151,319	151,319
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	211,846	211,846
		12,715,304
Commercial Paper — 10.8%
Alcoa, Inc. 5.400% 01/14/2008	2,050,000	2,046,003
Archer-Daniels-Midland Co.(f) 4.470% 01/29/2008	1,950,000	1,943,221
Autoliv ASP, Inc.(f) 5.470% 01/09/2008	605,000	604,265
Autoliv ASP, Inc.(f) 5.500% 01/11/2008	1,205,000	1,203,159
Avery Dennison Corp.(f) 5.450% 01/18/2008	2,190,000	2,184,364

	Principal Amount	Market Value
Avery Dennison Corp.(f) 5.600% 01/09/2008	$2,770,000	$2,766,553
Avon Capital Corp.(f) 4.710% 01/11/2008	1,470,000	1,468,077
Campbell Soup Co.(f) 4.400% 02/07/2008	1,310,000	1,304,076
Cardinal Health, Inc.(f) 5.600% 01/04/2008	1,585,000	1,584,260
Cargill, Inc.(f) 4.900% 01/22/2008	1,800,000	1,794,855
CIT Group, Inc.(f) 5.050% 01/28/2008	1,000,000	996,213
CIT Group, Inc.(f) 5.550% 01/09/2008	910,000	908,878
Clorox Co. 5.500% 01/07/2008	1,970,000	1,968,194
Clorox Co.(f) 5.500% 01/16/2008	1,800,000	1,795,875
Computer Sciences Corp.(f) 5.050% 01/08/2008	406,000	405,601
Computer Sciences Corp.(f) 5.500% 01/03/2008	1,900,000	1,899,420
Computer Sciences Corp.(f) 5.620% 01/03/2008	2,520,000	2,519,213
CVS Caremark Corp.(f) 4.800% 01/23/2008	2,300,000	2,293,254
Danaher Corp. 4.650% 01/15/2008	2,340,000	2,335,769
Detroit Edison Co. 5.650% 01/09/2008	2,100,000	2,097,363
Devon Energy Corp.(f) 5.020% 01/02/2008	2,300,000	2,299,679
Dominion Resources, Inc.(f) 5.600% 01/22/2008	1,900,000	1,893,793
Dover Corp.(f) 4.270% 01/18/2008	1,070,000	1,067,842
Dow Chemical Co. (The) 5.150% 01/30/2008	2,126,000	2,117,180
Duke Energy Corp. 5.050% 01/04/2008	2,300,000	2,299,032
Gannett Co., Inc.(f) 5.500% 01/10/2008	2,170,000	2,167,016
General Mills, Inc.(f) 5.350% 01/23/2008	655,000	652,859
General Mills, Inc.(f) 5.520% 01/17/2008	1,200,000	1,197,056
Goldman Sachs Group, Inc. 4.820% 01/07/2008	1,660,000	1,658,667
Honeywell International, Inc.(f) 4.470% 01/07/2008	1,550,000	1,548,845
ING US Funding LLC 5.130% 01/04/2008	1,070,000	1,069,543

	Principal Amount	Market Value
Kellogg Co.(f) 5.200% 01/03/2008	$2,230,000	$2,229,356
Kinder Morgan Energy Partners LP(f) 5.600% 01/02/2008	3,490,000	3,489,457
Kinder Morgan Energy Partners LP(f) 5.600% 01/10/2008	2,090,000	2,087,074
Kraft Foods, Inc. 5.260% 01/08/2008	2,150,000	2,147,801
Nestle Capital Corp.(f) 4.150% 01/24/2008	2,000,000	1,994,697
PPG Industries, Inc.(f) 5.600% 01/15/2008	2,000,000	1,995,644
Public Service Co. of Colorado(f) 5.400% 01/11/2008	520,000	519,220
Public Service Co. of Colorado(f) 5.400% 01/16/2008	1,100,000	1,097,525
Public Service Co. of Colorado 5.700% 01/03/2008	1,555,000	1,554,508
Public Service Co. of Colorado(f) 5.700% 01/07/2008	1,630,000	1,628,451
RR Donnelley & Sons Co.(f) 5.450% 01/17/2008	1,770,000	1,765,713
South Carolina Electric & Gas 5.550% 01/14/2008	1,745,000	1,741,503
Starbucks Corp.(f) 5.500% 01/08/2008	2,000,000	1,997,861
Textron Financial Corp. 5.020% 01/08/2008	1,120,000	1,118,907
Textron Financial Corp. 5.500% 01/08/2008	2,480,000	2,477,348
Tyco Electronics Group 5.550% 01/11/2008	2,150,000	2,146,685
UBS Americas, Inc. 4.560% 02/11/2008	1,810,000	1,800,600
United Healthcare Corp.(f) 5.450% 01/28/2008	1,180,000	1,175,177
Verizon Communications, Inc.(f) 4.820% 01/07/2008	2,100,000	2,098,313
WellPoint, Inc.(f) 5.480% 01/30/2008	900,000	896,027
WellPoint, Inc.(f) 5.500% 01/04/2008	2,155,000	2,154,012
Wisconsin Gas Co. 4.300% 01/18/2008	2,215,000	2,210,502

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wisconsin Gas Co. 4.350% 01/18/2008	$1,085,000	$1,082,771
Wisconsin Gas Co. 4.450% 01/03/2008	318,000	317,921
		93,817,198
TOTAL SHORT-TERM INVESTMENTS (Cost $106,532,502)		106,532,502
TOTAL INVESTMENTS — 102.7% (Cost $756,002,283)(k)		889,496,059
Other Assets/ (Liabilities) — (2.7%)		(23,616,603)
NET ASSETS — 100.0%		$865,879,456

Notes to Portfolio of Investments

FRN - Floating Rate Note

STEP - Step up bond

VRN - Variable Rate Note

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(d)  This security is valued in good faith under procedures established by the Board of Trustees.

(e)  Security is currently in default.

(f)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $77,409,361 or 8.9% of net assets.

(g)  All or a portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  Principal amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.8%
COMMON STOCK — 97.8%
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a)	81,713	$662,692
Aerospace & Defense — 1.4%
Alliant Techsystems, Inc.(a)	18,280	2,079,533
Boeing Co.	25,100	2,195,246
Northrop Grumman Corp.	52,400	4,120,736
United Technologies Corp.	113,862	8,714,997
		17,110,512
Agriculture — 2.9%
Altria Group, Inc.	464,797	35,129,357
Apparel — 0.1%
VF Corp.	20,700	1,421,262
Auto Manufacturers — 1.6%
General Motors Corp.(b)	94,100	2,342,149
Navistar International Corp.(a)	319,627	17,323,783
		19,665,932
Automotive & Parts — 0.4%
Autoliv, Inc.	37,900	1,997,709
BorgWarner, Inc.	32,400	1,568,484
Magna International, Inc. Cl. A	11,400	916,902
		4,483,095
Banks — 7.5%
Bank of America Corp.	895,895	36,964,628
Comerica, Inc.	44,600	1,941,438
Fifth Third Bancorp	4,600	115,598
KeyCorp	43,600	1,022,420
National City Corp.(b)	90,300	1,486,338
SunTrust Banks, Inc.	24,200	1,512,258
U.S. Bancorp	78,500	2,491,590
Wachovia Corp.	1,105,642	42,047,565
Wells Fargo & Co.	109,900	3,317,881
		90,899,716
Chemicals — 2.9%
BASF AG, Sponsored ADR (Germany)	67,500	10,023,750
Du Pont (E.I.) de Nemours & Co.	58,300	2,570,447
Eastman Chemical Co.	4,100	250,469
FMC Corp.	175,680	9,583,344

	Number of Shares	Market Value
The Lubrizol Corp.	207,053	$11,213,990
PPG Industries, Inc.	27,900	1,959,417
		35,601,417
Computers — 1.5%
Dell, Inc.(a)	29,500	723,045
Electronic Data Systems Corp.	52,900	1,096,617
International Business Machines Corp.	22,200	2,399,820
Lexmark International, Inc. Cl. A(a)	33,400	1,164,324
Sun Microsystems, Inc.(a)	677,135	12,276,458
		17,660,264
Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co.	7,800	608,088
The Procter & Gamble Co.	121,600	8,927,872
		9,535,960
Distribution & Wholesale — 0.1%
Tech Data Corp.(a)	27,600	1,041,072
Diversified Financial — 13.2%
American Express Co.	410,600	21,359,412
Citigroup, Inc.	325,900	9,594,496
Credit Suisse Group, Sponsored ADR (Switzerland)	714,180	42,922,218
Fannie Mae	92,200	3,686,156
Freddie Mac	52,100	1,775,047
The Goldman Sachs Group, Inc.	5,800	1,247,290
JP Morgan Chase & Co.	244,252	10,661,600
Merrill Lynch & Co., Inc.	58,200	3,124,176
Morgan Stanley(b)	80,800	4,291,288
National Financial Partners Corp.(b)	396,811	18,098,550
UBS AG	920,900	42,361,400
		159,121,633
Electric — 6.0%
Constellation Energy Group, Inc.	29,000	2,973,370
Dynegy, Inc. Cl. A(a)	393,541	2,809,883
Entergy Corp.	17,300	2,067,696
Exelon Corp.	377,689	30,834,530
FirstEnergy Corp.	465,450	33,670,653
		72,356,132
Electronics — 0.6%
Arrow Electronics, Inc.(a)	30,600	1,201,968

	Number of Shares	Market Value
Avnet, Inc.(a)	52,900	$1,849,913
Flextronics International Ltd.(a) (b)	266,384	3,212,591
Sanmina-SCI Corp.(a)	103,700	188,734
Tyco Electronics Ltd.	15,000	556,950
		7,010,156
Entertainment — 0.7%
Cinemark Holdings, Inc.(b)	500,382	8,506,494
Foods — 2.9%
ConAgra Foods, Inc.	967,023	23,005,477
General Mills, Inc.	35,900	2,046,300
Kellogg Co.	34,700	1,819,321
Kraft Foods, Inc. Cl. A	29,000	946,270
The Kroger Co.	114,400	3,055,624
Safeway, Inc.	52,700	1,802,867
Sara Lee Corp.	142,900	2,294,974
		34,970,833
Forest Products & Paper — 0.1%
Smurfit-Stone Container Corp.(a) (b)	81,100	856,416
Health Care – Products — 3.0%
Covidien Ltd.	15,000	664,350
Johnson & Johnson	541,500	36,118,050
		36,782,400
Health Care – Services — 0.5%
DaVita, Inc.(a)	116,200	6,547,870
Home Builders — 0.2%
Centex Corp.(b)	35,000	884,100
KB Home(b)	37,700	814,320
Pulte Homes, Inc.	66,400	699,856
		2,398,276
Insurance — 4.5%
ACE Ltd.	33,400	2,063,452
Allstate Corp.	52,400	2,736,852
American International Group, Inc.	144,800	8,441,840
Everest Re Group Ltd.	136,418	13,696,367
Genworth Financial, Inc. Cl. A	88,300	2,247,235
The Hartford Financial Services Group, Inc.	41,700	3,635,823
MBIA, Inc.(b)	23,300	434,079
Metlife, Inc.	64,000	3,943,680
Old Republic International Corp.	83,600	1,288,276
PartnerRe Ltd.(b)	27,700	2,286,081

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prudential Financial, Inc.	15,800	$1,470,032
RenaissanceRe Holdings Ltd.	19,800	1,192,752
Torchmark Corp.	40,900	2,475,677
St. Paul Travelers Cos.	82,782	4,453,672
Unum Group	94,100	2,238,639
XL Capital Ltd. Cl. A	27,700	1,393,587
		53,998,044
Iron & Steel — 1.5%
ArcelorMittal(b)	37,000	2,861,950
Carpenter Technology Corp.	199,296	14,981,080
		17,843,030
Leisure Time — 0.0%
Brunswick Corp.	32,900	560,945
Lodging — 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	108,300	4,768,449
Machinery – Diversified — 0.9%
Cummins, Inc.(b)	18,200	2,318,134
Deere & Co.	97,968	9,122,780
		11,440,914
Manufacturing — 4.5%
Eaton Corp.	20,100	1,948,695
General Electric Co.	424,200	15,725,094
Ingersoll-Rand Co. Ltd. Cl. A	11,300	525,111
Siemens AG Sponsored ADR (Germany)	205,419	32,324,734
SPX Corp.	32,200	3,311,770
Tyco International Ltd.	15,000	594,750
		54,430,154
Media — 4.6%
CBS Corp. Cl. B	109,250	2,977,062
Gannett Co., Inc.	34,800	1,357,200
Idearc, Inc.	57,900	1,016,724
Liberty Global, Inc. Cl. C(a)	697,669	25,527,709
News Corp., Inc. Cl. A	835,619	17,121,833
Time Warner, Inc.	242,000	3,995,420
Viacom, Inc. Cl. B(a)	50,200	2,204,784
The Walt Disney Co.	37,700	1,216,956
		55,417,688
Mining — 0.1%
Alcoa, Inc.	23,600	862,580
Oil & Gas — 12.0%
BP PLC, Sponsored ADR (United Kingdom)	27,000	1,975,590

	Number of Shares	Market Value
Chevron Corp.	144,600	$13,495,518
ConocoPhillips	104,500	9,227,350
Exxon Mobil Corp.	750,124	70,279,118
Marathon Oil Corp.	60,000	3,651,600
Murphy Oil Corp.	335,421	28,457,118
Occidental Petroleum Corp.	14,000	1,077,860
Total SA Sponsored ADR (France)	200,987	16,601,526
		144,765,680
Oil & Gas Services — 1.2%
Halliburton Co.	358,648	13,596,346
ION Geophysical Corp.(a)	67,920	1,071,778
		14,668,124
Packaging & Containers — 0.3%
Owens-Illinois, Inc.(a)	44,800	2,217,600
Sonoco Products Co.	48,000	1,568,640
		3,786,240
Pharmaceuticals — 4.1%
Medco Health Solutions, Inc.(a)	87,184	8,840,458
Merck & Co., Inc.	69,600	4,044,456
Novartis AG ADR (Switzerland)	225,121	12,226,322
Pfizer, Inc.	481,900	10,953,587
Schering-Plough Corp.	464,500	12,374,280
Vanda Pharmaceuticals, Inc.(a) (b)	74,887	515,223
		48,954,326
Retail — 3.6%
Costco Wholesale Corp.	265,832	18,544,440
The Gap, Inc.	85,900	1,827,952
The Home Depot, Inc.	18,000	484,920
Jones Apparel Group, Inc.	83,700	1,338,363
Limited Brands, Inc.(b)	5,900	111,687
Macy's, Inc.	73,300	1,896,271
McDonald's Corp.	104,900	6,179,659
Office Depot, Inc.(a)	70,600	982,046
OfficeMax, Inc.	169,200	3,495,672
Walgreen Co.	220,200	8,385,216
Wal-Mart Stores, Inc.	17,000	808,010
		44,054,236
Savings & Loans — 0.1%
Washington Mutual, Inc.(b)	66,000	898,260
Semiconductors — 4.6%
Broadcom Corp. Cl. A(a)	649,600	16,980,544
KLA-Tencor Corp.(b)	364,300	17,544,688
Lam Research Corp.(a)	483,770	20,913,377
		55,438,609

	Number of Shares	Market Value
Software — 1.7%
Microsoft Corp.	11,000	$391,600
Take-Two Interactive Software, Inc.(a)	1,066,000	19,667,700
		20,059,300
Telecommunications — 7.1%
AT&T, Inc.	1,453,763	60,418,390
Embarq Corp.	7,529	372,911
Nokia Oyj Sponsored ADR (Finland)	65,800	2,526,062
Sprint Nextel Corp.	829,550	10,891,991
Verizon Communications, Inc.	215,800	9,428,302
Vodafone Group PLC Sponsored ADR (United Kingdom)	72,000	2,687,040
		86,324,696
Toys, Games & Hobbies — 0.1%
Mattel, Inc.	64,200	1,222,368
TOTAL EQUITIES (Cost $1,039,192,318)		1,181,255,132
	Principal Amount
SHORT-TERM INVESTMENTS — 6.2%
Cash Equivalents — 4.4%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,252,052	1,252,052
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,252,052	1,252,052
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	751,231	751,231
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	1,001,642	1,001,642
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	1,001,642	1,001,642
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	626,026	626,026
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	626,026	626,026

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	$1,752,873	$1,752,873
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	1,001,642	1,001,642
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	751,231	751,231
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	626,026	626,026
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	751,231	751,231
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	751,231	751,231
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	751,231	751,231
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	751,231	751,231
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	1,001,642	1,001,642
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,252,052	1,252,052
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	5,321,221	5,321,221
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	1,001,642	1,001,642
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	751,231	751,231
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	626,026	626,026
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	1,126,847	1,126,847
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	375,616	375,616
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,252,052	1,252,052
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,252,052	1,252,052

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	$1,252,052	$1,252,052
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	751,231	751,231
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	751,231	751,231
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	876,436	876,436
Reserve Primary Money Market Fund(c)	2,975,503	2,975,503
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,252,052	1,252,052
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	626,026	626,026
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	626,026	626,026
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	1,001,642	1,001,642
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	876,436	876,436
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	876,436	876,436
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	7,372,545	7,372,545
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,252,052	1,252,052
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	500,820	500,820
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,252,052	1,252,052
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,252,052	1,252,052

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	$626,026	$626,026
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	876,436	876,436
		52,604,802
Repurchase Agreements — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	22,067,938	22,067,938
TOTAL SHORT-TERM INVESTMENTS (Cost $74,672,740)		74,672,740
TOTAL INVESTMENTS — 104.0% (Cost $1,113,865,058)(f)		1,255,927,872
Other Assets/ (Liabilities) — (4.0%)		(47,925,559)
NET ASSETS — 100.0%		$1,208,002,313

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $22,071,064. Collateralized by U.S. Government Agency obligations with rates ranging from 4.673% to 4.810%, maturity date of 9/1/2035, and an aggregate market value, including accrued interest, of $22,510,864.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

December 31, 2007

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2)(a)	$-	$485,927,078	$782,963,557	$1,181,255,132
Short-term investments, at value (Note 2)(b)	108,972,214	27,119,747	106,532,502	74,672,740
Total investments(c)	108,972,214	513,046,825	889,496,059	1,255,927,872
Cash	1,148	33,651	61,018	928,388
Receivables from:
Investments sold	-	41	16,037	4,212,390
Fund shares sold	137,139	77,823	44,306	106,099
Interest and dividends	17	4,531,854	3,211,074	1,397,281
Variation margin on open futures contracts (Note 2)	-	47,344	-	-
Foreign taxes withheld	-	-	43	58,687
Open swap agreements, at value (Note 2)	-	1,499,798	948,366	-
Total assets	109,110,518	519,237,336	893,776,903	1,262,630,717
Liabilities:
Payables for:
Investments purchased	-	5,497,525	-	927,813
Settlement of investments purchased on a when issued basis	-	-	13,429,605	-
Broker for collateral held for open swaps agreements (Note 2)	-	1,110,323	702,515	-
Fund shares repurchased	9,348	5,131,142	532,927	503,117
Variation margin on open futures contracts (Note 2)	-	-	349	-
Securities on loan (Note 2)	-	2,002,933	12,715,304	52,604,802
Open swap agreements, at value (Note 2)	-	101,870	56,075	-
Trustees' fees and expenses (Note 3)	15,902	33,902	101,917	126,112
Affiliates (Note 3):
Investment management fees	46,607	188,625	297,918	399,067
Accrued expense and other liabilities	31,933	29,178	60,837	67,493
Total liabilities	103,790	14,095,498	27,897,447	54,628,404
Net assets	$109,006,728	$505,141,838	$865,879,456	$1,208,002,313
Net assets consist of:
Paid-in capital	$109,167,463	$503,528,320	$819,240,749	$1,096,966,959
Undistributed net investment income (distributions in excess of net investment income)	26,741	(1,434,852)	(817,166)	(108,092)
Accumulated net realized gain (loss) on investments	(187,476)	(3,298,719)	(86,688,950)	(30,919,368)
Net unrealized appreciation (depreciation) on investments	-	6,347,089	134,144,823	142,062,814
Net assets	$109,006,728	$505,141,838	$865,879,456	$1,208,002,313
Shares outstanding	109,106,803	41,130,924	49,045,920	51,704,884
Net asset value, offering price and redemption price per share	$1.00	$12.28	$17.65	$23.36
(a) Cost of investments - unaffiliated issuers:	$-	$480,786,541	$649,469,781	$1,039,192,318
(b) Cost of short-term investments:	$108,972,214	$27,119,747	$106,532,502	$74,672,740
(c) Securities on loan with market value of:	$-	$1,943,840	$12,225,607	$50,303,705

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Investment Income (Note 2):
Dividends(a)	$-	$-	$10,575,216	$27,052,650
Interest	5,935,379	25,301,242	19,555,903	1,033,204
Securities lending net income	-	82,380	109,016	285,268
Total investment income	5,935,379	25,383,622	30,240,135	28,371,122
Expenses (Note 3):
Investment management fees (Note 3)	566,483	2,079,350	3,676,878	5,088,357
Custody fees	11,614	-	132,059	143,395
Trustee reporting	1,135	-	1,153	1,177
Audit and legal fees	34,044	34,319	44,449	49,916
Proxy fees	570	-	973	970
Shareholder reporting fees	9,865	-	59,250	82,862
Trustees' fees (Note 3)	15,912	30,220	142,003	204,120
Total expenses	639,623	2,143,889	4,056,765	5,570,797
Net investment income (loss)	5,295,756	23,239,733	26,183,370	22,800,325
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	15,327	877,317	64,917,828	93,992,507
Futures contracts	-	1,428,525	1,368,816	-
Written options	-	492,375	490,230	-
Swap contracts	-	1,001,730	675,383	-
Net realized gain (loss)	15,327	3,799,947	67,452,257	93,992,507
Net change in unrealized appreciation (depreciation) on:
Investments	-	4,113,527	(41,023,788)	(58,974,478)
Futures contracts	-	421,906	73,921	-
Swap contracts	-	1,444,008	959,627	-
Net unrealized appreciation (depreciation)	-	5,979,441	(39,990,240)	(58,974,478)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	15,327	9,779,388	27,462,017	35,018,029
Net increase (decrease) in net assets resulting from operations	$5,311,083	$33,019,121	$53,645,387	$57,818,354
(a) Net of withholding tax of:	$-	$-	$217	$590,662

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Money Market Fund		MML Managed Bond Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,295,756	$4,750,072	$23,239,733	$20,257,214
Net realized gain (loss) on investment transactions	15,327	1,774	3,799,947	(2,183,464)
Net change in unrealized appreciation (depreciation) on investments	-	-	5,979,441	(700,318)
Net increase (decrease) in net assets resulting from operations	5,311,083	4,751,846	33,019,121	17,373,432
Distributions to shareholders (Note 2):
From net investment income	(5,299,492)	(4,749,426)	(24,802,090)	(19,847,252)
From net realized gains	-	-	-	-
Tax return of capital	-	-	-	-
Net fund share transactions (Note 5)	5,667,840	(6,038,753)	54,890,579	41,132,025
Total increase (decrease) in net assets	5,679,431	(6,036,333)	63,107,610	38,658,205
Net assets:
Beginning of year	103,327,297	109,363,630	442,034,228	403,376,023
End of year	$109,006,728	$103,327,297	$505,141,838	$442,034,228
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$26,741	$28,564	$(1,434,852)	$526,278

The accompanying notes are an integral part of the financial statements.

	MML Blend Fund		MML Equity Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$26,183,370	$26,484,384	$22,800,325	$20,941,183
Net realized gain (loss) on investment transactions	67,452,257	44,565,730	93,992,507	224,987,215
Net change in unrealized appreciation (depreciation) on investments	(39,990,240)	33,506,281	(58,974,478)	(33,989,115)
Net increase (decrease) in net assets resulting from operations	53,645,387	104,556,395	57,818,354	211,939,283
Distributions to shareholders (Note 2):
From net investment income	(27,617,197)	(25,622,247)	(25,678,298)	(17,553,503)
From net realized gains	-	-	(152,021,282)	(87,327,715)
Tax return of capital	-	-	(132,875)	-
Net fund share transactions (Note 5)	(117,428,222)	(43,173,064)	6,692,236	(67,548,011)
Total increase (decrease) in net assets	(91,400,032)	35,761,084	(113,321,865)	39,510,054
Net assets:
Beginning of year	957,279,488	921,518,404	1,321,324,178	1,281,814,124
End of year	$865,879,456	$957,279,488	$1,208,002,313	$1,321,324,178
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(817,166)	$678,114	$(108,092)	$2,825,189

MML Series Investment Fund II – Financial Highlights
(For a share outstanding throughout each period)

MML Money Market Fund

	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.04 ***	0.03	0.01		0.01
Net realized and unrealized gain (loss) on investments	0.00 †	0.00 †	0.00 †	(0.00	) †	0.00 †
Total income from investment operations	0.05	0.04	0.03	0.01		0.01
Less distributions to shareholders:
From net investment income	(0.05)	(0.04)	(0.03)	(0.01)		(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(a)	4.72%	4.54%	2.66%	0.79%		0.62%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$109,007	$103,327	$109,364	$115,617		$141,622
Net expenses to average daily net assets	0.56%	0.56%	0.54%	0.53%		0.52%
Net investment income (loss) to average daily net assets	4.61%	4.44%	2.61%	0.77%		0.63%

MML Managed Bond Fund

	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$12.07	$12.15	$12.46	$12.51	$12.49
Income (loss) from investment operations:
Net investment income (loss)	0.60 ***	0.58 ***	0.56	0.56	0.57
Net realized and unrealized gain (loss) on investments	0.25	(0.10)	(0.27)	(0.01)	0.11
Total income from investment operations	0.85	0.48	0.29	0.55	0.68
Less distributions to shareholders:
From net investment income	(0.64)	(0.56)	(0.60)	(0.60)	(0.66)
Net asset value, end of year	$12.28	$12.07	$12.15	$12.46	$12.51
Total Return(a)	7.10%	4.11%	2.34%	4.47%	5.59%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$505,142	$442,034	$403,376	$385,301	$378,991
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	4.95%	4.80%	4.46%	4.38%	4.56%
Portfolio turnover rate	87%	77%	76%	102%	77%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Blend Fund

	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$17.19	$15.80	$15.51	$14.66	$12.67
Income (loss) from investment operations:
Net investment income (loss)	0.50 ***	0.46 ***	0.40 ***	0.38	0.34
Net realized and unrealized gain (loss) on investments	0.50	1.38	0.32	0.87	2.01
Total income from investment operations	1.00	1.84	0.72	1.25	2.35
Less distributions to shareholders:
From net investment income	(0.54)	(0.45)	(0.43)	(0.40)	(0.36)
Net asset value, end of year	$17.65	$17.19	$15.80	$15.51	$14.66
Total Return(a)	5.90%	11.78%	4.66%	8.68%	18.71%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$865,879	$957,279	$921,518	$1,030,041	$1,085,142
Net expenses to average daily net assets	0.44%	0.43%	0.43%	0.42%	0.42%
Net investment income (loss) to average daily net assets	2.84%	2.81%	2.56%	2.51%	2.44%
Portfolio turnover rate	197%	164%	150%	113%	101%

MML Equity Fund

	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$26.02	$23.95	$23.66	$20.82	$16.60
Income (loss) from investment operations:
Net investment income (loss)	0.47 ***	0.42 ***	0.43 ***	0.46	0.33
Net realized and unrealized gain (loss) on investments	0.66	3.89	0.32	2.84	4.22
Total income from investment operations	1.13	4.31	0.75	3.30	4.55
Less distributions to shareholders:
From net investment income	(0.51)	(0.37)	(0.46)	(0.46)	(0.33)
From net realized gains	(3.28)	(1.87)	-	-	-
Tax return of capital	(0.00)†	-	-	-	-
Total distributions	(3.79)	(2.24)	(0.46)	(0.46)	(0.33)
Net asset value, end of year	$23.36	$26.02	$23.95	$23.66	$20.82
Total Return(a)	4.01%	18.00%	3.12%	15.85%	27.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,208,002	$1,321,324	$1,281,814	$1,407,915	$1,338,438
Net expenses to average daily net assets	0.42%	0.42%	0.41%	0.41%	0.41%
Net investment income (loss) to average daily net assets	1.72%	1.64%	1.83%	2.01%	1.77%
Portfolio turnover rate	110%	136%	46%	36%	61%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML II Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of MML II Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all the outstanding shares of the Funds.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps, and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Notes to Financial Statements (Continued)

Securities Lending
   The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Managed Bond Fund	$1,943,840	$2,002,933
Blend Fund	12,225,607	12,715,304
Equity Fund	50,303,705	52,604,802
	$64,473,152	$67,323,039

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in the process of recall from the brokers.

MML II Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2007, MML II Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$1,628,114	$1,545,734	$82,380
Blend Fund	3,057,256	2,948,240	109,016
Equity Fund	4,192,828	3,907,560	285,268
	$8,878,198	$8,401,534	$476,664

Repurchase Agreements
    Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
    Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (Continued)

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and the Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$-	$(1,913)	$1,913
Managed Bond Fund	-	398,773	(398,773)
Blend Fund	(135,543)	196,996	(61,453)
Equity Fund	(132,875)	55,308	77,567

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Notes to Financial Statements (Continued)

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

At December 31, 2007, the Funds had no open forward foreign currency contracts.

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Managed Bond Fund and the Blend Fund at December 31, 2007, was as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
BUYS 30	U.S. Treasury 5 Year Note	3/31/08	$3,308,438	$8,324
120	U.S. Treasury 2 Year Note	4/03/08	25,230,000	65,173
				$73,497
Blend Fund
BUYS 42	S&P 500 E-mini	3/20/08	$3,102,120	$(86,319)
61	U.S. Treasury 10 Year Note	3/30/08	6,916,828	(8,793)
				$(95,112)

Notes to Financial Statements (Continued)

Options
   The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Managed Bond Fund and the Blend Fund for open purchased option contracts as of December 31, 2007.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

Notes to Financial Statements (Continued)

options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

At December 31, 2007, the Funds had no open written options.

Transactions in options written for the Managed Bond Fund and the Blend Fund during the year ended December 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Managed Bond Fund
Options outstanding at December 31, 2006	-	$-
Options written	52,875,000	493,125
Options terminated in closing purchase transactions	(52,875,000)	(493,125)
Options outstanding at December 31, 2007	-	-
Blend Fund
Options outstanding at December 31, 2006	-	$-
Options written	51,775,000	490,980
Options terminated in closing purchase transactions	(51,775,000)	(490,980)
Options outstanding at December 31, 2007	-	-

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by MML II Trust.

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

Notes to Financial Statements (Continued)

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swap transactions tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap transaction, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

The Funds may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When a Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Notes to Financial Statements (Continued)

A summary of open swap agreements for the Managed Bond Fund and the Blend Fund at December 31, 2007, was as follows:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
Credit Default Swaps
1,000,000	USD	12/20/09	Agreement with Barclays Bank PLC,	$(5,333)
			dated 12/15/05 to pay 0.55% times the notional
			amount. The Fund receives payment only upon a
			default event of Cox Communications, Inc. Note.
7,000,000	USD	10/12/52	Agreement with Goldman Sachs & Co., dated 3/27/07 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.A.1.	595,184
1,125,000	USD	6/20/16	Agreement with Credit Suisse Securities LLC, dated 8/09/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	31,028
500,000	USD	9/20/11	Agreement with Goldman Sachs & Co., dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	1,161
1,125,000	USD	9/20/14	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	181,063
1,050,000	USD	6/20/17	Agreement with Bear Stearns Bank PLC, dated 3/22/07 to pay 1.08% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp.	18,844
950,000	USD	6/20/17	Agreement with Barclays Bank PLC, dated 5/05/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp.	(29,538)
925,000	USD	9/20/17	Agreement with Goldman Sachs & Co., dated 7/13/07 to pay 0.66% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.	140,581
1,000,000	USD	9/20/12	Agreement with Bear Stearns Bank PLC, dated 8/21/07 to pay 0.65% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp.	24,075
500,000	USD	9/20/17	Agreement with Credit Suisse Securities LLC, dated 8/31/07 to pay 1.05% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp.	12,456
1,176,000	USD	6/20/12	Agreement with JP Morgan Chase, dated 5/23/07 to pay 1.20% times the notional amount. The Fund receives payment only upon a default event of LCDX.NA.8.	(16,455)
2,450,000	USD	10/12/52	Agreement with Goldman Sachs & Co., dated 10/17/07 to pay 0.76% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.BBB.1.	209,867

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
Credit Default Swaps (continued)
1,000,000	USD	6/20/14	Agreement with JP Morgan Chase, dated 11/02/07	$8,005
			to pay 0.37% times the notional amount.
			The Fund receives payment only upon a
			default event of Nabors Industries, Inc.
1,000,000	USD	12/20/12	Agreement with Bear Stearns Bank PLC, dated 11/09/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.	(6,758)
2,600,000	USD	3/20/13	Agreement with Barclays Bank PLC, dated 9/20/07 to receive 0.38% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.9.	(2,417)
Interest Rate Swaps
1,461,250	USD	12/18/14	Agreement with Bear Stearns Bank PLC, dated 12/18/07 to pay the notional amount times 4.698% and to receive the notional amount times the three month USD-LIBOR-BBA.	(57,824)
41,750,000	USD	2/29/08	Agreement with Bear Stearns Bank PLC, dated 12/18/07 to pay the notional amount times the seven year CMS Index and to receive the notional amount times the CMM Constant Maturity Mortgage.	29,116
				$1,133,055
Blend Fund
Credit Default Swaps
700,000	USD	12/20/09	Agreement with Barclays Bank PLC,	(3,733)
			dated 12/15/05 to pay 0.55% times the notional
			amount. The Fund receives payment only upon a
			default event of Cox Communications, Inc. Note.
4,750,000	USD	10/12/52	Agreement with Goldman Sachs & Co., dated 3/07/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.A.1.	403,875
775,000	USD	6/20/16	Agreement with Credit Suisse Securities LLC, dated 8/09/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	21,375
300,000	USD	9/20/11	Agreement with Goldman Sachs & Co., dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	697
775,000	USD	9/20/14	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	124,732
725,000	USD	6/20/17	Agreement with Bear Stearns Bank PLC, dated 3/22/07 to pay 1.08% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp.	13,011
600,000	USD	6/20/17	Agreement with Barclays Bank PLC, dated 5/05/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp.	(18,656)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Blend Fund
Credit Default Swaps (continued)
625,000	USD	9/20/17	Agreement with Goldman Sachs & Co.,	$94,987
			dated 7/13/07 to pay 0.66% times the notional
			amount. The Fund receives payment only upon a
			default event of Washington Mutual, Inc.
784,000	USD	6/20/12	Agreement with JP Morgan Chase, dated 5/23/07 to pay 1.20% times the notional amount. The Fund receives payment only upon a default event of LCDX.NA.8.	(8,970)
625,000	USD	9/20/12	Agreement with Bear Stearns Bank PLC, dated 8/21/07 to pay 0.65% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp.	15,047
300,000	USD	9/20/17	Agreement with Credit Suisse Securities LLC, dated 8/31/07 to pay 1.05% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp.	7,474
1,300,000	USD	10/12/52	Agreement with Goldman Sachs & Co., dated 10/17/07 to pay 0.76% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.BBB.1.	111,359
500,000	USD	6/20/14	Agreement with JP Morgan Chase, dated 11/02/07 to pay 0.37% times the notional amount. The Fund receives payment only upon a default event of Nabors Industries, Inc.	4,002
500,000	USD	12/20/12	Agreement with Bear Stearns Bank PLC, dated 11/09/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.	(3,379)
1,300,000	USD	3/20/13	Agreement with Barclays Bank PLC, dated 9/20/07 to receive 0.38% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.9.	(1,209)
Interest Rate Swaps
735,000	USD	12/18/14	Agreement with Bear Stearns Bank PLC, dated 12/18/07 to pay the notional amount times 4.698% and to receive the notional amount times the three month USD-LIBOR-BBA.	(29,099)
21,000,000	USD	2/29/08	Agreement with Bear Stearns Bank PLC, dated 12/18/07 to pay the notional amount times the seven year CMS Index and to receive the notional amount times the CMM Constant Maturity Mortgage.	14,646
				$746,159

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

3.  Management Fees and Other Transactions

Investment
Management Fees
   Under agreements between MML II Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Money Market Fund's, Managed Bond Fund's and Blend Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has entered into an investment sub-advisory agreement with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as one of the sub-advisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Expense Waivers
   During the period, from January 1, 2007 through April 30, 2007, MassMutual agreed to bear the expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of each Fund.

Other
   Certain Officers and Trustees of the Funds are also Officers of MassMutual. The compensation of each Trustee who is not an Officer of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Managed Bond Fund	$289,397,447	$144,678,809	$311,260,241	$75,297,851
Blend Fund	691,808,075	962,840,167	730,362,433	1,031,686,460
Equity Fund	-	1,413,643,723	-	1,552,378,609

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	117,985,757	$117,866,330	58,813,218	$58,751,949
Issued as reinvestment of dividends	5,304,796	5,299,492	4,756,419	4,751,456
Redeemed	(117,616,157)	(117,497,982)	(69,614,762)	(69,542,158)
Net increase (decrease)	5,674,396	$5,667,840	(6,045,125)	$(6,038,753)
Managed Bond Fund
Sold	7,205,181	$87,616,875	6,873,561	$82,916,422
Issued as reinvestment of dividends	2,046,011	24,802,090	1,657,808	19,847,252
Redeemed	(4,728,791)	(57,528,386)	(5,111,922)	(61,631,649)
Net increase (decrease)	4,522,401	$54,890,579	3,419,447	$41,132,025
Blend Fund
Sold	864,582	$15,255,581	6,632,866	$107,773,480
Issued as reinvestment of dividends	1,564,124	27,617,197	1,561,320	25,622,247
Redeemed	(9,085,046)	(160,301,000)	(10,820,520)	(176,568,791)
Net increase (decrease)	(6,656,340)	$(117,428,222)	(2,626,334)	$(43,173,064)
Equity Fund
Sold	1,399,054	$38,259,779	1,292,975	$33,030,390
Issued as reinvestment of dividends	7,167,397	177,832,455	4,009,673	104,881,218
Redeemed	(7,635,652)	(209,399,998)	(8,058,074)	(205,459,619)
Net increase (decrease)	930,799	$6,692,236	(2,755,426)	$(67,548,011)

6.  Federal Income Tax Information
   At December 31, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund	$510,046,097	$7,219,799	$(4,219,071)	$3,000,728
Blend Fund	762,078,969	140,522,516	(13,105,426)	127,417,090
Equity Fund	1,123,382,954	196,844,464	(64,299,546)	132,544,918

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2007, was the same for financial reporting and Federal income tax purposes.

Notes to Financial Statements (Continued)

At December 31, 2007, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2014
Money Market Fund	$186,858	$-	$-	$618
Managed Bond Fund	-	-	-	-	$1,165,813
Blend Fund	-	35,880,920	44,174,039	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$5,299,492	$-	$-
Managed Bond Fund	24,802,090	-	-
Blend Fund	27,617,197	-	-
Equity Fund	68,778,496	108,921,084	132,875

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$4,749,426	$-	$-	$-
Managed Bond Fund	19,847,252	-	-	-
Blend Fund	25,622,247	-	-	-
Equity Fund	17,553,503	87,327,715	-	-

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Money Market Fund	$40,662	$(187,476)	$(13,921)	$-
Managed Bond Fund	181,578	(1,165,813)	(1,609,527)	4,207,280
Blend Fund	136,898	(80,054,959)	(1,501,998)	128,058,766
Equity Fund	-	-	(21,509,564)	132,544,918

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

Notes to Financial Statements (Continued)

Pursuant to Section 852 of the Internal Revenue Code, the following Fund has designated capital gain dividends for the year ended December 31, 2007:

Long Term Capital Dividend
Equity Fund	$108,921,084

The following Fund elected to defer to January 1, 2008 post-October capital losses:

Amount
Equity Fund	$21,387,111

During the year ended December 31, 2007 the Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability required for the recognition for unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Funds.

To the extent required, the Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006, respectively.

7.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

9.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

10.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund (collectively the "Funds"), four of the funds comprising the MML Series Investment Fund II ("MML II Trust"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2008

Trustees and Officers (Unaudited)

The following table lists MML II Trust's Trustees and Officers as of December 31, 2007; their address and age; their position with MML II Trust; the length of time holding that position with MML II Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML II Trust's Statement of Additional Information includes additional information about MML II Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Ronald J. Abdow*** Age: 76	Trustee of MML II Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	32	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	Nabil N. El-Hage Age: 49	Chairman Trustee of MML II Trust	Since 2006 Since 2005	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995- 2003), Jeepers! Inc. (indoor amusement centers).	32	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 53	Trustee of MML II Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	32	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	C. Ann Merrifield Age: 56	Trustee of MML II Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	32	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Corine T. Norgaard Age: 70	Trustee of MML II Trust	Since 2005	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	34	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Frederick C. Castellani Age: 61	Vice Chairman, Trustee, and Vice President of MML II Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	87	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006) MML Series Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 45	President of MML II Trust	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series Investment Fund (open-end investment company).	32

	Nicholas H. Palmerino Age: 42	Chief Financial Officer and Treasurer of MML II Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company).	87

	Kristin L. Fafard Age: 41	Vice President of MML II Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2000-2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company).	87

	Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer of MML II Trust	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2005-2006), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 39	Vice President, Clerk and Chief Legal Officer of MML II Trust	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MassMutual Premier Funds (open-end investment company).	87

Eric H. Wietsma Age: 41	Vice President of MML II Trust	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MassMutual Premier Funds (open-end investment company).	87

Stephen J. Brunette Age: 37	Vice President of MML II Trust	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund (open-end investment company).	32

*  The address of each Trustee and Principal Officer is the same as that for MML II Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML II Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

***Retired as of December 31, 2007.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2007 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Blend Fund	35.51%
Equity Fund	32.19%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2007:

Fund Name	Qualified Dividend Income
Blend Fund	36.18%
Equity Fund	39.62%

Other Information (Unaudited)

Fund Expenses December 31, 2007

Expense Examples	The following information is in regards to expenses for the six months ended December 31, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended December 31, 2007.

Actual Expenses	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expense Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expense Incurred*
Money Market Fund	$1,000.00	0.58%	$1,022.90	$2.96	$1,022.28	$2.96
Managed Bond Fund	$1,000.00	0.46%	$1,061.90	$2.39	$1,022.89	$2.35
Blend Fund	$1,000.00	0.45%	$1,014.70	$2.29	$1,022.94	$2.29
Equity Fund	$1,000.00	0.43%	$936.80	$2.10	$1,023.04	$2.19

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2007, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Securities offered through registered representatives of MML Investors
Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

© 2008 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_IIa 208
C:13867-00

Item 2. Code of Ethics.

As of December 31, 2007, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2007, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2007 and 2006 were $226,150 and $185,500, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 or 2006.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2007 and 2006 were $48,800 and $9,600, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 and 2006.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2007 and 2006 were pre-approved by the committee.

(2) Not applicable.

(f)   Not applicable.

(g)  The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2007 and 2006 were $158,800 and $261,061, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/13/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/13/08

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/13/08